                                                        REGISTRATION NO. 2-95501
                                                     FISCAL YEAR END DECEMBER 31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459

                                   FORM N-1A

                             ---------------------

                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                       Pre-Effective Amendment No.

                        Post-Effective Amendment No. 12

                                      and

                             REGISTRATION STATEMENT
                                   UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 11


                             ---------------------

                             MONY SERIES FUND, INC.
      (Exact Name of Registrant as Specified in Articles of Incorporation)

                    1740 BROADWAY, NEW YORK, NEW YORK 10019
                    (Address and Principal Executive Office)

                                 (212)708-2000
                               (Telephone Number)

                              EDWARD P. BANK, ESQ.
                   VICE PRESIDENT AND DEPUTY GENERAL COUNSEL
                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                    1740 BROADWAY, NEW YORK, NEW YORK 10019
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective on May 1, 1996 pursuant to Rule 485(a).



The Registrant has registered an indefinite number of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24f-2 was filed on February 29, 1996.


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--------------------------------------------------------------------------------

                             MONY SERIES FUND, INC.

                             CROSS REFERENCE SHEET

 PART A          INFORMATION REQUIRED IN A PROSPECTUS                 PROSPECTUS SECTION
--------   -------------------------------------------------   ---------------------------------
Item 1     Cover Page.......................................   Cover Page
Item 2     Synopsis.........................................   Prospectus Summary
Item 3     Condensed Financial Information..................   Financial Highlights Table
Item 4     General Description of Registrant, Depositor, and
             Portfolio Companies............................   Structure of the Fund; Investment
                                                                 Objectives and Policies of the
                                                                 Portfolios; Investment
                                                                 Restrictions Applicable to the
                                                                 Portfolio
Item 5     Deductions and Expenses..........................   Investment Management
                                                                 Arrangements and Expenses
Item 6     Capital Stock and other Securities...............   Structure of the Fund
Item 7     Purchase of Securities Being Offered.............   Purchase and Redemption of
                                                                 Shares; Determination of Net
                                                                 Asset Value
Item 8     Redemption or Repurchase.........................   Purchase and Redemption of
                                                                 Shares; Determination of Net
                                                                 Asset Value
Item 9     Legal Proceedings................................   Not Applicable

                INFORMATION REQUIRED IN A STATEMENT OF              CAPTION IN STATEMENT OF
 PART B                 ADDITIONAL INFORMATION                      ADDITIONAL INFORMATION
--------   -------------------------------------------------   ---------------------------------
Item 10    Cover Page.......................................   Cover Page
Item 11    Table of Contents................................   Table of Contents
Item 12    General Information and History..................   General Information
Item 13    Investment Objectives and Policies...............   Investment Restrictions
Item 14    Management of the Registrant.....................   Management of the Fund;
                                                                 Investment Advisory and other
                                                                 Services
Item 15    Control Persons and Principal Holders of
             Securities.....................................   Control Persons
Item 16    Investment Advisory and other Services...........   Investment Advisory and other
                                                                 Services; Portfolio Brokerage
                                                                 and other Services
Item 17    Brokerage Allocation.............................   Portfolio Brokerage and related
                                                                 Practices; Investment Advisory
                                                                 and other Services
Item 18    Capital Stock and Other Securities...............   General Information
Item 19    Purchase, Redemption, and Pricing of Securities
             Being Offered..................................   Portfolio Brokerage and Related
                                                                 Practices; Investment Advisory
                                                                 and other Services
Item 20    Tax Status.......................................   Federal Income Tax Status

                INFORMATION REQUIRED IN A STATEMENT OF              CAPTION IN STATEMENT OF
 PART B                 ADDITIONAL INFORMATION                      ADDITIONAL INFORMATION
--------   -------------------------------------------------   ---------------------------------
Item 21    Underwriters.....................................   Investment Advisory and other
                                                                 Services
Item 22    Calculation of Performance Data..................   Performance Data
Item 23    Financial Statements.............................   Financial Statements

 PART C                    OTHER INFORMATION
--------   -------------------------------------------------
Item 24    Financial Statements and Exhibits
Item 25    Persons Controlled by or Under Common Control
Item 26    Number of Holders of Securities
Item 27    Indemnification
Item 28    Business and Other Connections of Investment
             Adviser
Item 29    Principal Underwriters
Item 30    Location of Accounts and Records
Item 31    Management Services
Item 32    Undertakings
Signatures

                          PROSPECTUS DATED MAY 1, 1996

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

    MONY Series Fund, Inc. (the "Fund"), a diversified open-end management investment company, is intended to provide a wide range of investment alternatives through its seven separate Portfolios, each of which is, for investment and federal tax purposes, in effect a separate fund. A separate class of stock will be issued for each Portfolio.


    Shares of all Portfolios of the Fund are currently sold to MONY Life Insurance Company of America ("MONY America") and The Mutual Life Insurance Company of New York ("MONY") for allocation to MONY America Variable Account L and MONY Variable Account L to fund the benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies and for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies. Shares of all Portfolios of the Fund, other than the Government Securities Portfolio, are sold to MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option contracts issued by those companies and to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts. These variable accounts ("Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Contract holders. Such allocation rights are further described in the attached prospectus for one of the contracts. The Variable Accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The Variable Accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.


    The investment objectives of the Portfolios are:

        EQUITY INCOME PORTFOLIO: A high level of current income, through investment in a diversified portfolio of common stocks with relatively high current yields. Capital appreciation is a secondary objective.

        EQUITY GROWTH PORTFOLIO: A high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends. Current income is a secondary objective.

        INTERMEDIATE TERM BOND PORTFOLIO: The maximum income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of between 4 and 8 years.

        LONG TERM BOND PORTFOLIO: The maximum income over the longer term consistent with preservation of capital, through investment in highly-rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of more than 8 years.

        GOVERNMENT SECURITIES PORTFOLIO: The maximum current income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities of the United States government and its agencies and money market instruments, with a dollar-weighted average life of up to ten years at the time of purchase.

        MONEY MARKET PORTFOLIO: The maximum current income consistent with preservation of capital and maintenance of liquidity, through investment in money market instruments. The Money Market Portfolio is neither insured nor guaranteed by the United States Government, and, while the Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so.

        DIVERSIFIED PORTFOLIO: A high total investment return consistent with a diversified, managed mix of common stocks, bonds and money market instruments.

There can be no assurance that the objective of any Portfolio will be realized. See INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS at pages 11-15.
                             ---------------------

     THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.
                             ---------------------

     ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1-800-487-6669 OR BY SENDING A REQUEST TO: MONY SERIES FUND, INC., 1740 BROADWAY, NEW YORK, NEW YORK 10019. THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1996, IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.
                             ---------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
         PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
           OFFENSE.

                             MONY SERIES FUND, INC.

                             ---------------------
                                   PROSPECTUS
                             ---------------------

     NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             ---------------------

                                    CONTENTS


                                                                                        PAGE
                                                                                        ----
PROSPECTUS SUMMARY....................................................................     1
  The Fund............................................................................     1
  The Accounts and the Contracts......................................................     1
  Investment Objectives and Risks of the Portfolios...................................     1
  Investment Adviser..................................................................     2
  Investment Management Fees and Expenses.............................................     2
  Responsibility for Day-to-Day Management of the Fund................................     3
  Purchase and Redemption of Shares...................................................     3
  Financial Highlights................................................................     3
  Financial Highlights Table..........................................................     4
STRUCTURE OF THE FUND.................................................................    11
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS..................................    11
  Equity Income Portfolio.............................................................    11
  Equity Growth Portfolio.............................................................    12
  Intermediate Term Bond Portfolio....................................................    12
  Long Term Bond Portfolio............................................................    13
  Government Securities Portfolio.....................................................    13
  Money Market Portfolio..............................................................    14
  Diversified Portfolio...............................................................    14
INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS..................................    15
  Loans of Portfolio Securities.......................................................    15
  State Law Restrictions..............................................................    16
  Federal Income Tax Status...........................................................    17
MANAGEMENT OF THE FUND................................................................    18
  Investment Management Arrangements and Expenses.....................................    18
  Responsibility for Day-to-Day Management of the Fund................................    19
  Custodian, Transfer Agent, and Dividend Disbursing Agent............................    19
PURCHASE AND REDEMPTION OF SHARES.....................................................    20
DETERMINATION OF NET ASSET VALUE......................................................    20
  Valuation of Equity Income and Equity Growth Portfolios.............................    21
  Valuation of Intermediate Term Bond, Long Term Bond, and Government Securities
     Portfolios.......................................................................    21
  Valuation of Money Market Portfolio.................................................    21
  Valuation of Diversified Portfolio..................................................    22
SHARES IN THE FUND....................................................................    22
  Voting Rights.......................................................................    22
  Dividends, Distributions, and Taxes.................................................    23
  Shareholder Reports and Inquiries...................................................    24
CALCULATION OF PERFORMANCE OF THE PORTFOLIOS..........................................    24
ADDITIONAL INFORMATION................................................................    24
Appendix A: Securities in Which the Money Market Portfolio May Currently Invest.......   A-1
Appendix B: Debt Ratings..............................................................   B-1


                                       (i)

                               PROSPECTUS SUMMARY

     The following summary should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

THE FUND

     MONY Series Fund, Inc. (the "Fund"), a diversified open-end management investment company, is a Maryland corporation organized on December 14, 1984. The Fund currently consists of seven (7) separate Portfolios: the Equity Income Portfolio, the Equity Growth Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Government Securities Portfolio, the Money Market Portfolio, and the Diversified Portfolio. Each Portfolio is, for investment and federal tax purposes, in effect a separate investment fund, and the Fund will issue a separate class of capital stock for each Portfolio. In other respects the Fund is treated as one entity. For more detailed information, see STRUCTURE OF THE FUND at page 11.

THE ACCOUNTS AND THE CONTRACTS


     Shares of all Portfolios in the Fund are currently sold to MONY Life Insurance Company of America ("MONY America") and The Mutual Life Insurance Company of New York ("MONY") for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies and to those companies for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity contracts issued by those companies. Shares of all Portfolios, other than the Government Securities Portfolio, are also sold the MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option contracts issued by those companies. In addition, shares of the Fund are sold to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts and, until June 24, 1994, were sold to MONY for allocation to Keynote Series Account to fund benefits under Group Annuity Contracts issued by MONY. Each Contract holder allocates the net premiums and the assets relating to these Contracts, within the limitations described in the Contracts, among the subaccounts of these variable accounts ("Variable Accounts") which in turn are invested in the corresponding Portfolios of the Fund. Contract holders should consider that the investment return experience of the Portfolios will affect the value of the Contracts and may affect the amount of benefits received under the Contracts. The attached prospectus for the Contracts describes the Contracts and the relationship between changes in the value of shares of each Portfolio and changes in the benefits payable under the Contracts. The rights of the Variable Accounts as shareholders should be distinguished from the rights of a Contract holder which are described in the contracts. Because the shares of the Fund will be sold to MONY America and MONY for allocation to the Variable Accounts, the terms "shareholder" or "shareholders" in this Prospectus refer to those Companies.


INVESTMENT OBJECTIVES AND RISKS OF THE PORTFOLIOS

     Each of the Portfolios seeks to achieve a different investment objective. Accordingly, each Portfolio can be expected to have different investment results and to be subject to different financial and market risks and current income volatility. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on that security, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, with particular reference to debt securities, to changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the Portfolios.

     The investment objectives and risks of the Portfolios are:

     Equity Income Portfolio: The Equity Income Portfolio seeks a high level of current income with capital appreciation as the secondary objective. The Portfolio will invest primarily in common stocks and other equity securities. The Equity Income Portfolio should be subject to moderate levels of both financial and market risk.

     Equity Growth Portfolio: The Equity Growth Portfolio seeks long-term appreciation of capital with current income as the secondary objective. The Portfolio will invest primarily in common stocks and other equity securities. The Equity Growth Portfolio should be subject to a moderate level of financial risk and a somewhat higher level of market risk than the Equity Income Portfolio.

     Intermediate Term Bond Portfolio: The Intermediate Term Bond Portfolio, having a dollar-weighted average life of between 4 and 8 years, seeks to maximize income over the intermediate term consistent with preservation of capital. The Portfolio will invest primarily in intermediate term bonds. The Intermediate Term Bond Portfolio should be subject to relatively little financial risk and a moderate level of market risk.

     Long Term Bond Portfolio: The Long Term Bond Portfolio, having a dollar-weighted average life of more than 8 years, seeks to maximize income over the longer term consistent with preservation of capital. The Portfolio will invest primarily in long term bonds. The Long Term Bond Portfolio should be subject to relatively little financial risk and a higher level of market risk than the Intermediate Term Bond Portfolio.

     Government Securities Portfolio: The Government Securities Portfolio seeks to maximize current income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities of the United States government and its agencies and money market instruments, with a dollar-weighted average life of up to ten years at the time of purchase. The Government Securities Portfolio should be subject to relatively little financial risk and a moderate level of market risk.

     Money Market Portfolio: The Money Market Portfolio seeks to maximize current income consistent with the preservation of capital and the maintenance of liquidity. The Portfolio will invest primarily in money market instruments. The Money Market Portfolio should be subject to little market risk or financial risk but should be subject to a high level of current income volatility.

     Diversified Portfolio: The Diversified Portfolio seeks a total investment return consistent with a diversified portfolio having a managed mix of common stocks, bonds and money market instruments. The Portfolio will invest only in those types of securities that the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios may invest in. The mix of investments will be determined by the Investment Adviser based on its view of market conditions. The Diversified Portfolio will be subject to varying levels of market and financial risk depending upon its asset mix. It may at times be subject to a relatively high level of current income volatility.

     There can be no assurance that the objectives of any Portfolio will be realized. For more detailed information, see INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS at pages 11-15 and INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS at pages 15-17.

INVESTMENT ADVISER

     The Investment Adviser of the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund is MONY America, a wholly-owned subsidiary of MONY. MONY America has entered into a Services Agreement with MONY for the provision of personnel, equipment, facilities and other services in order to carry out its duties as investment adviser to the Fund. For more detailed information, see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES at page 18.

INVESTMENT MANAGEMENT FEES AND EXPENSES

     MONY America's fee for its investment management services to the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund is a daily charge equal to an annual rate of .40 percent of the first $400 million of the aggregate average daily net assets of those Portfolios, .35 percent of the next $400 million of the aggregate average daily net assets of those Portfolios, and
 .30 percent of the aggregate average daily net assets of those Portfolios in excess of $800 million. MONY America has agreed to bear all expenses associated with organizing the Fund, the initial registration of its securities, the calculation of the net asset value of the Portfolios, and the compensation of the Fund's directors, officers and employees who are interested persons of

MONY America. All other expenses will be borne by the Fund, subject to certain limitations imposed by state law. For more detailed information, see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES at page 18.

RESPONSIBILITY FOR DAY-TO-DAY MANAGEMENT OF THE FUND

     Day to day management of all the Portfolios of the Fund are undertaken by a committee of MONY America, investment adviser to the Fund.

PURCHASE AND REDEMPTION OF SHARES

     Shares in each of the Portfolios are offered continuously to MONY and MONY America for allocation to the Variable Accounts at prices equal to their respective net asset values per share, without the imposition of an additional sales charge at the Fund level. The shares' redemption prices are also equal to their respective net asset values per share as next determined after the receipt of proper notice of redemption. For more detailed information, see DETERMINATION OF NET ASSET VALUE at page 20.

FINANCIAL HIGHLIGHTS

     Set forth on the following pages are highlights of the operations of each Portfolio of the Fund. Additional financial information is contained in the Statement of Additional Information of the Fund and in the Annual Report of the Fund, both of which are available, free of charge, by contacting the Fund at the address or at the telephone number set forth on the cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1995 as well as line graphs which depict the value at inception and for each year subsequent to inception of a $10,000 investment made in each Portfolio of the Fund. These graphs also depict the performance of an investment over the same period in securities which comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.



                            EQUITY GROWTH PORTFOLIO



                              FINANCIAL HIGHLIGHTS



                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                          FOR THE YEARS ENDED DECEMBER 31,
                              ----------------------------------------------------------------------------------------
                                 1995           1994           1993            1992            1991            1990
                              ----------     ----------     -----------     -----------     -----------     ----------
Net asset value, beginning
  of year...................  $    20.59     $    20.70     $     19.68     $     20.25     $     15.38     $    15.90
                              ----------     ----------     -----------     -----------     -----------     ----------
Income from investment
  operations
  Net investment income.....        0.39           0.36            0.33            0.29            0.25           0.27
  Net gains (losses) on
    investments (both
    realized and
    unrealized).............        5.90           0.09            1.59           (0.46)           5.08          (0.50)
                              ----------     ----------     -----------     -----------     -----------     ----------
    Total from investment
      operations............        6.29           0.45            1.92           (0.17)           5.33          (0.23)
Less distributions
  Dividends (from net
    investment income)......       (0.39)         (0.36)          (0.33)          (0.29)          (0.25)         (0.29)
  Distributions (from
    realized capital
    gains)..................       (1.34)         (0.20)          (0.57)          (0.04)          (0.17)          0.00
  Distributions (from
    additional paid-in
    capital)................        0.00           0.00            0.00           (0.03)          (0.04)          0.00
  Distributions (in excess
    of realized capital
    gain)...................       (0.04)          0.00            0.00           (0.04)           0.00           0.00
                              ----------     ----------     -----------     -----------     -----------     ----------
    Total distributions.....       (1.77)         (0.56)          (0.90)          (0.40)          (0.46)         (0.29)
Net asset value, end of
  year......................  $    25.11     $    20.59     $     20.70     $     19.68     $     20.25     $    15.38
                              ==========     ==========     ===========     ===========     ===========     ==========
    Total return............       30.54%          2.15%           9.71%          (0.84%)         34.66%         (1.45%)
Ratios/Supplemental Data
Net assets, end of year.....  $1,873,569     $1,556,536     $58,963,456     $39,979,012     $26,219,999     $7,163,679
Ratio of net investment
  income to average net
  assets....................        1.54%          2.11%           1.79%           1.72%           2.09%          2.42%
Ratio of expenses to average
  net assets................        1.28%          0.53%           0.50%           0.53%           0.59%          0.77%
Portfolio turnover rate.....       38.17%         55.09%          59.15%          39.93%          32.33%         31.21%


                                 1989           1988           1987           1986
                              ----------     ----------     ----------     ----------
Net asset value, beginning
  of year...................  $    12.78     $    11.81     $    12.07     $    11.07
                              ----------     ----------     ----------     ----------
Income from investment
  operations
  Net investment income.....        0.28           0.22           0.15           0.18
  Net gains (losses) on
    investments (both
    realized and
    unrealized).............        3.66           1.20           0.93           0.98
                              ----------     ----------     ----------     ----------
    Total from investment
      operations............        3.94           1.42           1.08           1.16
Less distributions
  Dividends (from net
    investment income)......       (0.27)         (0.21)         (0.42)         (0.16)
  Distributions (from
    realized capital
    gains)..................       (0.55)         (0.24)         (0.92)          0.00
  Distributions (from
    additional paid-in
    capital)................        0.00           0.00           0.00           0.00
  Distributions (in excess
    of realized capital
    gain)...................        0.00           0.00           0.00           0.00
                              ----------     ----------     ----------     ----------
    Total distributions.....       (0.82)         (0.45)         (1.34)         (0.16)
Net asset value, end of
  year......................  $    15.90     $    12.78     $    11.81     $    12.07
                              ==========     ==========     ==========     ==========
    Total return............       30.83%         12.02%          8.95%         10.48%
Ratios/Supplemental Data
Net assets, end of year.....  $5,672,894     $3,957,234     $2,934,478     $2,539,872
Ratio of net investment
  income to average net
  assets....................        2.00%          1.70%          1.04%          1.51%
Ratio of expenses to average
  net assets................        0.96%          1.04%          1.50%          1.50%
Portfolio turnover rate.....       29.91%          9.51%         18.13%         55.46%

                             MONY SERIES FUND, INC.



                            EQUITY INCOME PORTFOLIO



                              FINANCIAL HIGHLIGHTS



                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                          ------------------------------------------------------------------------------------
                                             1995          1994           1993           1992           1991          1990
                                          -----------   -----------   ------------   ------------   ------------   -----------
Net asset value, beginning of year......  $     15.53   $     16.43   $      15.56   $      14.64   $      12.70   $     14.26
                                          -----------   -----------   ------------   ------------   ------------   -----------
Income from investment operations
  Net investment income.................         0.69          0.64           0.52           0.59           0.64          0.54
  Net gains (losses) on investments
    (both realized and unrealized)......         4.45         (0.51)          1.68           0.92           1.94         (1.50)
                                          -----------   -----------   ------------   ------------   ------------   -----------
    Total from investment operations....         5.14          0.13           2.20           1.51           2.58         (0.96)
Less distributions
  Dividends (from net investment
    income).............................        (0.65)        (0.64)         (0.52)         (0.59)         (0.64)        (0.60)
  Distributions (from realized capital
    gains)..............................        (0.41)        (0.39)         (0.81)          0.00*          0.00*         0.00
                                          -----------   -----------   ------------   ------------   ------------   -----------
    Total distributions.................        (1.06)        (1.03)         (1.33)         (0.59)         (0.64)        (0.60)
Net asset value, end of year............  $     19.61   $     15.53   $      16.43   $      15.56   $      14.64   $     12.70
                                          ===========   ===========   ============   ============   ============   ===========
    Total return........................        33.12%         0.78%         14.14%         10.31%         20.31%        (6.73%)
Ratios/Supplemental Data
Net assets, end of year.................  $18,091,035   $16,204,925   $151,330,311   $121,540,392   $118,114,947   $99,878,151
Ratio of net investment income to
  average net assets....................         3.54%         3.53%          3.22%          3.68%          4.46%         5.39%
Ratio of expenses to average net
  assets................................         0.56%         0.48%          0.46%          0.46%          0.49%         0.52%
Portfolio turnover rate.................        26.80%        32.48%         28.48%         35.62%         25.84%         8.89%


                                             1989         1988         1987         1986
                                          ----------   ----------   ----------   ----------
Net asset value, beginning of year......  $    12.67   $    12.03   $    13.03   $    11.30
                                          ----------   ----------   ----------   ----------
Income from investment operations
  Net investment income.................        0.64         0.70         0.44         0.42
  Net gains (losses) on investments
    (both realized and unrealized)......        2.20         1.64         0.54         1.74
                                          ----------   ----------   ----------   ----------
    Total from investment operations....        2.84         2.34         0.98         2.16
Less distributions
  Dividends (from net investment
    income).............................       (0.64)       (0.66)       (0.77)       (0.43)
  Distributions (from realized capital
    gains)..............................       (0.61)       (1.04)       (1.21)        0.00
                                          ----------   ----------   ----------   ----------
    Total distributions.................       (1.25)       (1.70)       (1.98)       (0.43)
Net asset value, end of year............  $    14.26   $    12.67   $    12.03   $    13.03
                                          ==========   ==========   ==========   ==========
    Total return........................       22.42%       19.45%        7.52%       19.12%
Ratios/Supplemental Data
Net assets, end of year.................  $6,185,876   $5,054,514   $2,945,497   $2,776,312
Ratio of net investment income to
  average net assets....................        4.66%        5.24%        3.02%        3.30%
Ratio of expenses to average net
  assets................................        0.88%        0.91%        1.50%        1.50%
Portfolio turnover rate.................       19.55%       22.70%       13.73%       25.70%



---------------


* Less than $.01 per share.

                             MONY SERIES FUND, INC.



                        INTERMEDIATE TERM BOND PORTFOLIO



                              FINANCIAL HIGHLIGHTS



                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                                FOR THE YEARS ENDED DECEMBER 31,
                                     --------------------------------------------------------------------------------------
                                        1995           1994           1993           1992           1991           1990
                                     -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of
 year............................... $      9.75    $     10.51    $     10.33    $     10.22    $      9.69    $      9.85
                                     -----------    -----------    -----------    -----------    -----------    -----------
Income from investment operations
  Net investment income.............        0.63           0.60           0.47           0.59           0.77           0.84
  Net gains (losses) on investments
   (both realized and unrealized)...        0.82          (0.76)          0.34           0.11           0.71          (0.16)
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Total from investment
     operations.....................        1.45          (0.16)          0.81           0.70           1.48           0.68
Less distributions
  Dividends (from net investment
   income)..........................       (0.63)         (0.60)         (0.47)         (0.59)         (0.77)         (0.84)
  Distributions (from realized
   capital gains)...................        0.00           0.00          (0.16)          0.00*          0.00           0.00
  Distributions (from additional
   paid-in capital).................        0.00           0.00           0.00           0.00          (0.18)          0.00
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Total distributions.............       (0.63)         (0.60)         (0.63)         (0.59)         (0.95)         (0.84)
Net asset value, end of year........ $     10.57    $      9.75    $     10.51    $     10.33    $     10.22    $      9.69
                                     ===========    ===========    ===========    ===========    ===========    ===========
    Total return....................       14.82%         (1.52%)         7.84%          6.85%         15.27%          6.90%
Ratios/Supplemental Data
Net assets, end of year............. $37,519,833    $32,283,693    $31,326,168    $20,911,161    $22,005,519    $20,260,361
Ratio of net investment income to
 average net assets.................        6.10%          5.66%          5.26%          6.24%          7.88%          8.52%
Ratio of expenses to average net
 assets.............................        0.49%          0.52%          0.52%          0.53%          0.51%          0.54%
Portfolio turnover rate.............       32.07%         25.41%         50.61%         62.27%         55.03%         20.06%


                                         1989           1988           1987           1986
                                      -----------    -----------    -----------    -----------
Net asset value, beginning of
 year...............................  $      9.63    $      9.93    $     12.15    $     11.92
                                      -----------    -----------    -----------    -----------
Income from investment operations
  Net investment income.............         0.90           0.86           0.89           0.98
  Net gains (losses) on investments
   (both realized and unrealized)...         0.22          (0.29)         (0.88)          0.47
                                      -----------    -----------    -----------    -----------
    Total from investment
     operations.....................         1.12           0.57           0.01           1.45
Less distributions
  Dividends (from net investment
   income)..........................        (0.90)         (0.87)         (1.59)         (1.12)
  Distributions (from realized
   capital gains)...................         0.00           0.00          (0.64)         (0.10)
  Distributions (from additional
   paid-in capital).................         0.00           0.00           0.00           0.00
                                      -----------    -----------    -----------    -----------
    Total distributions.............        (0.90)         (0.87)         (2.23)         (1.22)
Net asset value, end of year........  $      9.85    $      9.63    $      9.93    $     12.15
                                      ===========    ===========    ===========    ===========
    Total return....................        11.63%          5.74%          0.08%         12.16%
Ratios/Supplemental Data
Net assets, end of year.............  $20,419,237    $23,192,883    $25,217,761    $27,051,933
Ratio of net investment income to
 average net assets.................         8.67%          8.43%          8.18%          8.34%
Ratio of expenses to average net
 assets.............................         0.60%          0.55%          0.60%          0.60%
Portfolio turnover rate.............        30.99%         24.77%         32.23%         81.92%



---------------


* Less than $.01 per share.

                             MONY SERIES FUND, INC.



                            LONG TERM BOND PORTFOLIO



                              FINANCIAL HIGHLIGHTS



                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                                FOR THE YEARS ENDED DECEMBER 31,
                                     --------------------------------------------------------------------------------------
                                        1995           1994           1993           1992           1991           1990
                                     -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of
 year............................... $     10.47    $     12.05    $     11.19    $     11.03    $     10.47    $     10.70
                                     -----------    -----------    -----------    -----------    -----------    -----------
Income from investment operations
  Net investment income.............        0.74           0.84           0.50           0.81           0.72           0.90
  Net gains (losses) on investments
   (both realized and unrealized)...        2.41          (1.58)          1.09           0.16           1.12          (0.23)
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Total from investment
     operations.....................        3.15          (0.74)          1.59           0.97           1.84           0.67
Less distributions
  Dividends (from net investment
   income)..........................       (0.74)         (0.84)         (0.50)         (0.74)         (0.72)         (0.90)
  Distributions (from realized
   capital gains)...................        0.00           0.00          (0.23)          0.00*         (0.37)          0.00
  Distributions (from additional
   paid-in capital).................        0.00           0.00           0.00          (0.07)         (0.19)          0.00
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Total distributions.............       (0.74)         (0.84)         (0.73)         (0.81)         (1.28)         (0.90)
Net asset value, end of year........ $     12.88    $     10.47    $     12.05    $     11.19    $     11.03    $     10.47
                                     ===========    ===========    ===========    ===========    ===========    ===========
    Total return....................       30.04%         (6.14%)        14.21%          8.79%         17.57%          6.26%
Ratios/Supplemental Data
Net assets, end of year............. $62,017,889    $44,012,329    $63,044,619    $29,564,159    $23,207,734    $20,532,817
Ratio of net investment income to
 average net assets.................        6.58%          6.45%          5.69%          7.71%          8.12%          8.72%
Ratio of expenses to average net
 assets.............................        0.48%          0.49%          0.48%          0.51%          0.51%          0.53%
Portfolio turnover rate.............       79.45%        110.19%         45.93%          0.17%         63.68%         27.49%


                                         1989           1988           1987           1986
                                      -----------    -----------    -----------    -----------
Net asset value, beginning of
 year...............................  $      9.97    $     10.28    $     12.87    $     12.32
                                      -----------    -----------    -----------    -----------
Income from investment operations
  Net investment income.............         0.96           0.96           0.92           1.02
  Net gains (losses) on investments
   (both realized and unrealized)...         0.73          (0.10)         (1.11)          0.81
                                      -----------    -----------    -----------    -----------
    Total from investment
     operations.....................         1.69           0.86          (0.19)          1.83
Less distributions
  Dividends (from net investment
   income)..........................        (0.96)         (1.17)         (1.58)         (0.91)
  Distributions (from realized
   capital gains)...................         0.00           0.00          (0.82)         (0.37)
  Distributions (from additional
   paid-in capital).................         0.00           0.00           0.00           0.00
                                      -----------    -----------    -----------    -----------
    Total distributions.............        (0.96)         (1.17)         (2.40)         (1.28)
Net asset value, end of year........  $     10.70    $      9.97    $     10.28    $     12.87
                                      ===========    ===========    ===========    ===========
    Total return....................        16.95%          8.37%         (1.48%)        14.85%
Ratios/Supplemental Data
Net assets, end of year.............  $20,770,552    $23,840,760    $26,798,016    $28,623,485
Ratio of net investment income to
 average net assets.................         8.54%          9.04%          8.44%          8.27%
Ratio of expenses to average net
 assets.............................         0.64%          0.54%          0.60%          0.60%
Portfolio turnover rate.............        36.00%         42.79%        128.24%         68.77%



---------------


* Less than $.01 per share.

                             MONY SERIES FUND, INC.



                             DIVERSIFIED PORTFOLIO



                              FINANCIAL HIGHLIGHTS



                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                                   FOR THE YEARS ENDED DECEMBER
                                       ------------------------------------------------------------------------------------
                                          1995          1994          1993           1992           1991           1990
                                       ----------    ----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year.... $    13.14    $    13.47    $     12.64    $     13.13    $     11.75    $     12.27
                                       ----------    ----------    -----------    -----------    -----------    -----------
Income from investment operations
  Net investment income...............       0.43          0.38           0.37           0.42           0.53           0.70
  Net gains (losses) on investments
   (both realized and unrealized).....       3.03         (0.24)          1.01          (0.29)          1.86          (0.40)
                                       ----------    ----------    -----------    -----------    -----------    -----------
    Total from investment
     operations.......................       3.46          0.14           1.38           0.13           2.39           0.30
Less distributions
  Dividends (from net investment
   income)............................      (0.43)        (0.38)         (0.37)         (0.42)         (0.53)         (0.71)
  Distributions (from realized capital
   gains).............................      (0.43)        (0.09)         (0.18)         (0.20)         (0.48)         (0.11)
  Distributions (in excess of realized
   capital gain)......................      (0.02)         0.00           0.00*          0.00*          0.00           0.00
                                       ----------    ----------    -----------    -----------    -----------    -----------
    Total distributions...............      (0.88)        (0.47)         (0.55)         (0.62)         (1.01)         (0.82)
Net asset value, end of year.......... $    15.72    $    13.14    $     13.47    $     12.64    $     13.13    $     11.75
                                       ==========    ==========    ===========    ===========    ===========    ===========
    Total return......................      26.32%         1.03%         10.92%          0.99%         20.34%          2.44%
Ratios/Supplemental Data
Net assets, end of year............... $3,272,075    $2,860,700    $34,076,498    $22,704,133    $16,829,653    $10,373,263
Ratio of net investment income to
 average net assets...................       2.68%         3.19%          3.13%          3.68%          4.72%          6.04%
Ratio of expenses to average net
 assets...............................       0.95%         0.57%          0.53%          0.57%          0.60%          0.63%
Portfolio turnover rate...............      27.69%        51.38%         28.98%         26.44%         22.03%         11.49%


                                           1989           1988           1987           1986
                                        -----------    -----------    -----------    -----------
Net asset value, beginning of year....  $     11.26    $     11.00    $     12.18    $     11.23
                                        -----------    -----------    -----------    -----------
Income from investment operations
  Net investment income...............         0.75           0.71           0.69           0.69
  Net gains (losses) on investments
   (both realized and unrealized).....         1.74           0.36          (0.21)          0.82
                                        -----------    -----------    -----------    -----------
    Total from investment
     operations.......................         2.49           1.07           0.48           1.51
Less distributions
  Dividends (from net investment
   income)............................        (0.75)         (0.70)         (1.33)         (0.56)
  Distributions (from realized capital
   gains).............................        (0.73)         (0.11)         (0.33)          0.00
  Distributions (in excess of realized
   capital gain)......................         0.00           0.00           0.00           0.00
                                        -----------    -----------    -----------    -----------
    Total distributions...............        (1.48)         (0.81)         (1.66)         (0.56)
Net asset value, end of year..........  $     12.27    $     11.26    $     11.00    $     12.18
                                        ===========    ===========    ===========    ===========
    Total return......................        22.11%          9.73%          3.94%         13.45%
Ratios/Supplemental Data
Net assets, end of year...............  $12,319,454    $16,050,117    $13,039,577    $13,076,156
Ratio of net investment income to
 average net assets...................         5.86%          6.10%          5.35%          5.85%
Ratio of expenses to average net
 assets...............................         0.67%          0.62%          0.75%          0.84%
Portfolio turnover rate...............         8.06%          4.46%         12.31%         17.11%



---------------



* Less than $.01 per share.

                             MONY SERIES FUND, INC.



                             MONEY MARKET PORTFOLIO



                              FINANCIAL HIGHLIGHTS



                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------------------------
                                           1995           1994           1993           1992           1991           1990
                                       ------------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year.... $       1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                       ------------    -----------    -----------    -----------    -----------    -----------
Income from investment operations
  Net investment income...............         0.05           0.03           0.01           0.03           0.06           0.07
Less distributions
  Dividends (from net investment
   income)............................        (0.05)         (0.03)         (0.01)         (0.03)         (0.06)         (0.07)
                                       ------------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of year.......... $       1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                       ============    ===========    ===========    ===========    ===========    ===========
    Total return......................         5.57%          5.33%          2.75%          3.31%          5.60%          7.22%
Ratios/Supplemental Data
Net assets, end of year............... $110,366,978    $83,352,731    $65,474,860    $50,892,593    $34,642,974    $26,924,389
Ratio of net investment income to
  average net assets..................         5.30%          3.77%          2.62%          3.17%          5.80%          7.63%
Ratio of expenses to average net
  assets..............................         0.46%          0.49%          0.46%          0.48%          0.54%          0.54%


                                           1989           1988          1987          1986
                                        -----------    ----------    ----------    ----------
                                       <C
Net asset value, beginning of year....  $      1.00    $     1.00    $     1.00    $     1.00
                                        -----------    ----------    ----------    ----------
Income from investment operations
  Net investment income...............         0.08          0.07          0.05          0.05
Less distributions
  Dividends (from net investment
   income)............................        (0.08)        (0.07)        (0.05)        (0.05)
                                        -----------    ----------    ----------    ----------
Net asset value, end of year..........  $      1.00    $     1.00    $     1.00    $     1.00
                                        ===========    ==========    ==========    ==========
    Total return......................         8.20%         6.56%         5.34%         5.26%
Ratios/Supplemental Data
Net assets, end of year...............  $10,817,623    $4,552,241    $2,883,644    $2,271,034
Ratio of net investment income to
  average net assets..................         8.06%         6.77%         5.36%         5.23%
Ratio of expenses to average net
  assets..............................         0.92%         1.08%         1.50%         1.50%

                             MONY SERIES FUND, INC.



                        GOVERNMENT SECURITIES PORTFOLIO



                              FINANCIAL HIGHLIGHTS



                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:



                                                                                                                       FOR THE
                                                                                                                       PERIOD
                                                                                                                    MAY 1, 1991**
                                                                    FOR THE YEARS ENDED DECEMBER 31,                   THROUGH
                                                         ------------------------------------------------------     DECEMBER 31,
                                                           1995          1994            1993           1992            1991
                                                         ---------     ---------      ----------     ----------     -------------
Net asset value, beginning of period...................  $    9.51     $    9.72      $     9.66     $    10.70      $     10.00
                                                         ----------    ----------     -----------    -----------     -----------
Income from investment operations
  Net investment income................................       0.34          0.05            0.52           1.00             0.27
  Net gains (losses) on investments (both realized and
   unrealized).........................................       0.70         (0.21)           0.27          (0.25)            0.70
                                                         ----------    ----------     -----------    -----------     -----------
     Total from investment operations..................       1.04         (0.16)           0.79           0.75             0.97
Less distributions
  Dividends (from net investment income)...............      (0.34)        (0.05)          (0.52)         (1.00)           (0.27)
  Distributions (from realized capital gains)..........      (0.00)*        0.00           (0.21)         (0.79)            0.00
  Distributions (in excess of realized capital
   gains)..............................................      (0.00)         0.00            0.00*          0.00             0.00
                                                         ----------    ----------     -----------    -----------     -----------
     Total distributions...............................      (0.34)        (0.05)          (0.73)         (1.79)           (0.27)
Net asset value, end of period.........................  $   10.21     $    9.51      $     9.72     $     9.66      $     10.70
                                                         ==========    ==========     ===========    ===========     ===========
     Total return......................................      10.89%        (2.68%)++        8.18%          7.01%            9.70%+
Ratios/Supplemental Data
Net assets, end of period..............................  $8,555,893    $1,204,231     $20,036,097    $19,096,791     $42,235,195
Ratio of net investment income to average net assets...       6.10%         5.43%++         5.06%          6.25%            5.75%++
Ratio of expenses to average net assets................       0.74%         0.57%++         0.53%          0.50%            0.43%++
Portfolio turnover rate................................       0.28%         7.82%          41.01%         28.28%          151.81%



---------------



 * Less than $.01 per share.



** Commencement of operations.



 + Average annual.



++ Annualized since Portfolio was dormant from June 24, 1994 to November 18,
   1994.



 ++ Annualized.

                             STRUCTURE OF THE FUND

     The Fund, a Maryland corporation organized on December 14, 1984, currently is composed of seven different Portfolios that are, in effect, separate investment funds: the Equity Income Portfolio, the Equity Growth Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Government Securities Portfolio, the Money Market Portfolio, and the Diversified Portfolio. Until November 18, 1994, the Government Securities Portfolio had been known as the Intermediate Government Bond Portfolio. The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio will have a pro-rata interest in the assets of that Portfolio and will have no interest in the assets of any other Portfolio. Each Portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management or its investment policies or practices.

     Shares of the Fund allocated to Keynote were presented for redemption in kind on June 24, 1994. This redemption is as a result of the sale by MONY of its group pension operation to AEGON USA, Inc. ("AEGON") and the transfer of group annuity contracts, the purchase payments for which are allocated to Keynote, to a wholly-owned life insurance subsidiary of AEGON. As a part of the agreement of sale, shares of another series mutual fund were substituted for shares of the Fund allocated to Keynote.

              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

     Each Portfolio of the Fund has a different investment objective which it pursues through separate investment policies as described below. Since each Portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. The Fund may in the future establish other Portfolios with different investment objectives.

     The investment objectives of each Portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (ii) more than 50 percent of the outstanding Portfolio shares). The policies by which a Portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Fund without shareholder approval.

     Each Portfolio has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the Portfolio, in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a Portfolio.

     There is no guarantee that any of the objectives of any Portfolio will be met. The following paragraphs describe the investment objectives, policies and portfolio turnover rates of each Portfolio.

EQUITY INCOME PORTFOLIO

     The primary objective of the Equity Income Portfolio is a high level of current income with capital appreciation as the secondary objective.

     The Equity Income Portfolio will seek to achieve this objective by following the policy of investing primarily in a diversified portfolio of common stocks. The stocks will have relatively high current yields, and their prices should be less volatile than those held in the Equity Growth Portfolio. Investments in the Equity Income Portfolio may also include securities convertible into common stock, preferred stock, debt securities and short-term obligations. The Equity Income Portfolio seeks to achieve this objective by following the policy of investing primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. These stocks will be selected principally because of their dividend yield. During periods when stock prices decline generally, the prices of stocks held in the Equity Income Portfolio may also decline.

     A portion of the Equity Income Portfolio may be invested in short-term debt obligations of the kind held in the Money Market Portfolio, as described in Appendix A, in order to make effective use of cash reserves pending investment in common stocks and other securities.

     The annual portfolio turnover rate for the Equity Income Portfolio is not likely to exceed 100 percent.

EQUITY GROWTH PORTFOLIO

     The primary objective of the Equity Growth Portfolio is a high level of capital appreciation with current income as the secondary objective.

     The Equity Growth Portfolio will seek to achieve this objective by following the policy of investing primarily in a diversified portfolio of common stocks. The stocks will be selected based on their potential for above average growth in earnings and dividends. Investments in the Equity Growth Portfolio may also include securities convertible into common stock, preferred stock, debt securities and short-term obligations. The Equity Growth Portfolio seeks to achieve this objective by following the policy of investing primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. These stocks will be selected principally for their potential appreciation over the longer term. The effort to achieve a higher return necessarily involves accepting somewhat greater risk. During periods when stock prices decline generally, it can be expected that the value of the Equity Growth Portfolio will also decline.

     A portion of the Equity Growth Portfolio may be invested in high-quality, short-term debt obligations of the kind held in the Money Market Portfolio, as described in Appendix A, in order to make effective use of cash reserves pending investment in common stocks and other securities.

     The annual portfolio turnover rate for the Equity Growth Portfolio is not likely to exceed 100 percent.

INTERMEDIATE TERM BOND PORTFOLIO

     The objective of the Intermediate Term Bond Portfolio is to maximize income over the intermediate term consistent with preservation of capital.

     The Intermediate Term Bond Portfolio seeks to achieve this objective by following the policy of investing in (i) debt securities which, at the time of purchase, have a rating within the four highest grades as determined by either Moody's Investors Service, Inc. or Standard & Poor's Corporation as described in Appendix B; (ii) obligations of the U.S. Government, its agencies or instrumentalities; and (iii) high-quality, short-term obligations as described in Appendix A. The Intermediate Term Bond Portfolio will be managed so as to maintain a dollar-weighted average life of between 4 and 8 years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the average life of the Intermediate Term Bond Portfolio will vary to reflect the Investment Adviser's assessment of prospective changes in interest rates, so that the Intermediate Term Bond Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Investment Adviser's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the Portfolio will decline. Because of their relatively shorter maturities, the value of the bonds in this Portfolio will be less sensitive to changes in interest rates than the longer-term bonds held in the Long Term Bond Portfolio and similar to the bonds held in the Government Securities Portfolio. Thus, compared to the Long Term Bond Portfolio, there will be less of a risk that the value of the securities held in the Intermediate Term Bond Portfolio will decline, but not as much of a likelihood for greater appreciation in value. Compared to the Government Securities Portfolio, there will be a similar risk that the value of the securities held in the Intermediate Term Bond Portfolio will decline and a similar likelihood for appreciation in value.

     The annual portfolio turnover rate of the Intermediate Term Bond Portfolio is not likely to exceed 100 percent.

LONG TERM BOND PORTFOLIO

     The objective of the Long Term Bond Portfolio is to maximize income over the longer term consistent with preservation of capital.

     The Long Term Bond Portfolio seeks to achieve this objective by following the policy of investing in (i) debt securities which, at the time of purchase, have a rating within the four highest grades as determined by either Moody's Investors Service, Inc. or Standard & Poor's Corporation as described in Appendix B; (ii) obligations of the U.S. Government, its agencies or instrumentalities; and (iii) high-quality, short-term obligations as described in Appendix A. The Long Term Bond Portfolio will be managed so as to maintain a dollar-weighted average life of in excess of 8 years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the average life of the Long Term Bond Portfolio will vary to reflect the Investment Adviser's assessment of prospective changes in interest rates, so that the Long Term Bond Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Investment Adviser's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the Long Term Bond Portfolio will decline. Because of their relatively longer maturities, the value of the bonds in this Portfolio will be more sensitive to changes in interest rates than the relatively shorter-term bonds held in the Intermediate Term Bond Portfolio and the Government Securities Portfolio. Thus, compared to the Intermediate Term Bond Portfolio and the Government Securities Portfolio, there will be more of a risk that the value of securities held in the Long Term Bond Portfolio will decline, but more of a likelihood for greater appreciation in value.

     The annual portfolio turnover rate of the Long Term Bond Portfolio is not likely to exceed 100 percent.

GOVERNMENT SECURITIES PORTFOLIO

     The primary objective of the Government Securities Portfolio is to maximize income over the intermediate term consistent with preservation of capital.

     The Government Securities Portfolio will seek to achieve this objective by following a policy of investing in highly-rated debt securities of the United States government and its agencies; and money market instruments. The Government Securities Portfolio will be managed so as to maintain a dollar-weighted average life of up to ten years at time of purchase.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the average life of the Government Securities Portfolio will vary to reflect the Investment Adviser's assessment of prospective changes in interest rates, so that the Government Securities Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Investment Adviser's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the Government Securities Portfolio will decline. Because of their relatively shorter maturities, the value of the bonds in this Portfolio will be less sensitive to changes in interest rates than the relatively longer-term bonds held in the Long Term Bond Portfolio. Because of the relatively similar maturities, the value of the bonds in this Portfolio will be similar to changes in interest rates in the Intermediate Term Bond Portfolio. Thus, compared to the Long Term Bond Portfolio, there will be less of a risk that the value of securities held in the Government Securities Portfolio will decline, but not as much of a likelihood for greater appreciation in value. Compared to the Intermediate Term Bond Portfolio, there will be a similar risk that the value of securities held in the Government Securities Portfolio will decline and a similar likelihood for appreciation in value.

     The annual portfolio turnover rate of the Government Securities Portfolio is not likely to exceed 100 percent. For 1991, the portfolio turnover rate exceeded 100 percent. The Government Securities Portfolio commenced operation on May 1, 1991. On June 24, 1994, the Keynote Series Account requested redemption of all shares of this Portfolio. Effective on and after November 18, 1994, shares of the Portfolio will be offered to MONY America and MONY for allocation to MONY America Variable Account A and MONY Variable Account A to fund Flexible Payment Variable Annuity Contracts issued by those companies and to MONY America and MONY for allocation to MONY America Variable Account L and to MONY Variable Account L to fund Flexible Premium Variable Life Insurance Policies issued by those companies. As this Portfolio is, in effect, a start-up fund, a larger than normal number of transactions can be expected as the fund matures, and, therefore, the additional transaction expenses associated with high portfolio turnover rates may adversely impact purchasers of this Portfolio's shares.

MONEY MARKET PORTFOLIO

     The objective of the Money Market Portfolio is to maximize current income consistent with the preservation of capital and maintenance of liquidity.

     The Money Market Portfolio seeks to achieve this objective by following the policy of investing primarily in money market instruments denominated in U.S. dollars that mature in one year or less from the date the Money Market Portfolio acquires them. Money market instruments include short-term obligations of the U.S. Government, its agencies or instrumentalities, of domestic corporations and of banks. They also include commercial paper and other corporate obligations. The Money Market Portfolio may also enter into repurchase and reverse repurchase agreements. A detailed description of the money market instruments in which the Money Market Portfolio may invest, of the repurchase and reverse repurchase agreements it may enter into, and of the risks associated with those instruments and agreements may be found in Appendix A. The dollar-weighted average life to maturity of the securities held by the Money Market Portfolio is expected to be less than 90 days.

     Because of the high-quality, short-term nature of the Money Market Portfolio's holdings, increases in the value of an investment in the Portfolio will be derived almost entirely from interest on the securities held by it.

     The Money Market Portfolio will attempt, consistent with preservation of capital, to achieve the highest possible yield from its investments. Yield with respect to the Money Market Portfolio normally will fluctuate, sometimes substantially, on a daily basis and is affected by changes in interest rates on money market instruments, average portfolio maturities, the type and quality of portfolio securities held, and the expenses of the Money Market Portfolio. Therefore, the yield for any given past period should not be considered as representative of the yield for any future period.

     Because of the short term nature of the securities in which the Money Market Portfolio will invest, and because the Portfolio's investments will be constantly changing in response to market conditions, an annual portfolio turnover rate for the Money Market Portfolio would not be meaningful and will not be determined. The Rules of the Securities and Exchange Commission reflect that such calculations would not be meaningful and, therefore, do not require calculation of turnover rates for securities with a maturity of one year or less.

DIVERSIFIED PORTFOLIO

     The objective of the Diversified Portfolio is a high total investment return consistent with a diversified portfolio having a managed mix of common stocks, bonds and money market instruments. The Investment Adviser will determine the proportions of each type of investment to achieve an asset mix it believes appropriate for an investor who desires diversification of investment. The Investment Adviser will vary the proportion of each type of asset in the Diversified Portfolio according to changes in economic conditions and the sensitivity of each type of investment to those changes.

     The Diversified Portfolio will seek to achieve this objective by investing in stocks and other equity securities of the kind purchased by the Equity Income Portfolio and Equity Growth Portfolio, bonds and other fixed-income securities of the kind purchased by the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio and the Government Securities Portfolio, and money market instruments of the kind purchased by the Money Market Portfolio. These investments will be made in proportions that the Investment Adviser feels appropriate. These asset allocation decisions will be reviewed by the Investment Adviser as necessary, given market conditions. The decision about how much to allocate to each particular type of asset will be based on the Investment Adviser's outlook for the economy, the financial markets and its judgment about the relative attractiveness of each asset type.

     The overall annual portfolio turnover rate for the Diversified Portfolio is not likely to exceed 100 percent. Neither the equity portion nor the bond portion of the Diversified Portfolio is likely to have an annual turnover rate exceeding 100 percent. No annual portfolio turnover rate may be accurately predicted for the portion of the Portfolio invested in money market instruments because of the short-term nature of these securities and because the Diversified Portfolio's proportion of investment in money market instruments will be constantly changing in response to market conditions.

              INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS

     The Fund has adopted restrictions relating to the investment of assets of the Portfolios and their activities. The investment restrictions are fundamental policies and may not be changed without the approval of a majority vote of the outstanding shares (as defined above at page 11) of each of the Portfolios affected. (See VOTING RIGHTS at page 22.) These investment restrictions, which apply to the Fund's seven current Portfolios, may be different for any new portfolios that the Fund may create in the future.

     Some of the Fund's investment restrictions have the effect of limiting certain practices, while, however, allowing a portion of a Portfolio's net assets to be at risk. These investment restrictions are:

          1. The Portfolios will not purchase real estate or real estate mortgages, except that the right is reserved for each Portfolio to purchase and sell securities which are secured by real estate or real estate mortgages and securities of real estate investment trusts or other issuers that invest or deal in the foregoing. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not prohibit the Fund in the future from establishing one or more real estate portfolios.

          2. Loans, both short and long term, may be made by a Portfolio only through the purchase or acquisition of privately placed bonds, debentures, notes or other evidences of indebtedness that may or may not be convertible into stock of a type customarily acquired by institutional investors, provided, however, that no such purchase or acquisition will be made if, as a result thereof, more than 10 percent of the value of the Portfolio's assets would be so invested. Repurchase agreements are not subject to this restriction.

          3. Borrowing of money will not be made by any Portfolio, except as a temporary position for emergency purposes (to facilitate redemptions but not for leveraging or for investment) and then only from banks in an amount not exceeding 10 percent of the value of a Portfolio's assets (including the amount borrowed) less liabilities (not including the amount borrowed as a result of the borrowing) at the time such borrowing is made, and during any period when outstanding indebtedness for money borrowed shall exceed 5 percent of the value of its total assets, the Portfolio will make no purchases of securities.

          4. In general, the Portfolios will not invest more than 10 percent of any Portfolio's total assets in illiquid assets, including illiquid restricted securities, repurchase agreements maturing in more than seven days, and nonnegotiable time deposits maturing in more than seven days.

     More detailed information about these investment restrictions, as well as other investment restrictions applicable to the Portfolios, is contained in the Statement of Additional Information (INVESTMENT RESTRICTIONS). In addition, the Fund intends to comply with the various requirements of the Internal Revenue Code to qualify as a "regulated investment company" under the Code. For a description of these requirements see FEDERAL INCOME TAX STATUS on page 17.

LOANS OF PORTFOLIO SECURITIES

     Each Portfolio may from time to time lend the securities it holds to broker-dealers, provided that the aggregate value of the securities so lent by any Portfolio does not exceed 10 percent of the value of that

Portfolio's assets and further provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the Portfolio will continue to receive the interest and dividends, or amount equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

     The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

     No Portfolio will lend securities to broker-dealers affiliated with the Fund or MONY. This will not affect the Fund's ability to maximize a Portfolio's securities lending opportunities.

STATE LAW RESTRICTIONS

     The investments of Keynote and the MONY Variable Accounts, and the MONY America Variable Accounts are subject to the provisions of the New York and Arizona insurance law, respectively, applicable to the investments of life insurance company separate accounts. Although these state law investment restrictions do not apply directly to the Fund, the Portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.

     Under pertinent provisions of New York law, as they currently exist, the assets of Keynote and the MONY Variable Accounts may be invested in any investments (1) permitted by agreement between these Variable Accounts and their Contract holders and (2) acquired in good faith and with that degree of care in acquiring investments that an ordinarily prudent person in a like position would use under similar circumstances. The only agreement with Contract holders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the Contracts, namely that the Variable Accounts will invest only in shares of the Fund. The investment of the assets of the Fund are subject to the investment objectives, policies and restrictions applicable to the Portfolios, as described in this Prospectus (see INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS at page 11 and INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS at page 15) and in the Statement of Additional Information (INVESTMENT RESTRICTIONS).

     The pertinent provisions of Arizona law, as they currently exist, are in summary form as follows:

     The assets of variable accounts established by MONY America may be invested in any investments that are of the kind permitted and that satisfy the qualitative requirements, but without regard to quantitative restrictions. Bonds, debentures, notes, commercial paper and other evidences of indebtedness, and preferred, guaranteed or preference stocks must have received an investment grade rating approved by the Director of Insurance. Funds may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10 percent of assets and not exceeding 2 percent of assets as to any one such investment.

     Although compliance with New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes limits applicable to the Variable Accounts, in addition to any imposed by New York and Arizona law, the Fund will comply with such further investment limits.

FEDERAL INCOME TAX STATUS

     The Fund and each of its Portfolios intend to qualify as "regulated investment companies" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for treatment as regulated investment companies, the Fund and each of its Portfolios must, among other things, satisfy the following requirements:

          1. At least 90 percent of the gross income of each of the Portfolios must be derived from dividends, interest, payments with respect to securities loans (as defined in section 512(a)(5) of the Code), and gains from the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the Investment Company Act of 1940, as amended) or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. For purposes of meeting this requirement, foreign currency gains which are not ancillary to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income.

          2. Each Portfolio must derive less than 30 percent of its gross income in each taxable year from the sale or other disposition of stock, securities held for less than 3 months, options, futures, forward contracts, or foreign currency gains not related to a Portfolio's principal business of investing in stock or securities. No portfolio will be disqualified under this test by reason of sales resulting from abnormal redemptions on any day occurring before the close of the fifth business day after such day if the sum of the percentages of assets redeemed, for any day on which such percentage exceeds 1% for the day in question and any prior day in the taxable year exceeds 30% and the Fund would meet this test if all its portfolios were treated as a single company.

          3. At the close of each calendar quarter, at least 50 percent of the value of the total assets of each of the Portfolios must be represented by cash and cash items (including receivables), Government securities, securities of other regulated investment companies, and other securities (limited for each portfolio in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of that Portfolio and to not more than 10 percent of the outstanding voting securities of the issuer).

          4. At the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of any one issuer except that this limitation shall not apply to Government securities or securities of other regulated investment companies. In addition, at the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of 2 or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

     For substantially all federal income tax purposes, each Portfolio of the Fund is a separate entity. This means that the investment results of each Portfolio will be calculated separately from those of the other Portfolios for purposes of determining whether each Portfolio qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss) and net realized capital gains (or losses).

     For information regarding the federal income tax implications of the Fund and its Portfolios qualifying as a regulated investment company, see DIVIDENDS, DISTRIBUTIONS AND TAXES at pages 23.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code Sections and Treasury Regulations. The Code and these Regulations are subject to change by legislative, administrative or judicial actions.

                             MANAGEMENT OF THE FUND

     The Board of Directors of the Fund is responsible for the management of the business of the Fund under the laws of the State of Maryland, and it is primarily responsible for reviewing the activities of the investment adviser.

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES

     The Fund has entered into an Investment Advisory Agreement with MONY America under which MONY America will carry on the overall day-to-day management of the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund, and provide investment advice and related services for each of those Portfolios. If the Fund creates new portfolios in the future, MONY America may be appointed to act as investment adviser and manager for those portfolios, as well, or the Fund may appoint a different investment adviser for any new portfolio.

     MONY America receives an investment management fee as compensation for its services to the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund. The fee is a daily charge equal to an annual rate of .40 percent of the first $400 million of the aggregate average daily net assets of those Portfolios, .35 percent of the next $400 million of the aggregate average daily net assets of those Portfolios, and .30 percent of the aggregate average daily net assets of those Portfolios in excess of $800 million. Each daily charge for the fee is divided among those Portfolios in proportion to their net assets on that date. MONY America has agreed to bear all expenses (i) for the Fund's organization, (ii) related to initial registration and qualification under federal and state securities laws, (iii) associated with calculating net asset value of the Portfolios, and (iv) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America. All other expenses will be borne by the Fund, including any extraordinary or non-recurring expenses. With respect to the expenses of preparing, printing and mailing prospectuses, see PURCHASE AND REDEMPTION OF SHARES at page 20. MONY America has agreed to reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any Portfolio in any calendar year exceed the most restrictive expense limitations then in effect under any state securities law or regulations. Under the most restrictive state regulations currently in effect, the Adviser would be required to reimburse the Fund for investment management fees received by the Adviser from the Fund, to the extent that any Portfolio's aggregate ordinary operating expense (excluding interest, taxes, brokerage fees and commissions, and extraordinary charges such as litigation costs) exceed in any fiscal year 2.5 percent of the first $30,000,000 of average daily net assets of such Portfolio, 2.0 percent of the next $70,000,000 of average daily net assets of such Portfolio, and 1.5 percent of the average daily net assets of such Portfolio in excess of $100,000,000. No fee payments would be made to MONY America with respect to any Portfolio during any calendar year to the extent that those payments would cause that Portfolio's expenses to exceed the expense limitations applicable to the Portfolio.

     MONY America, a wholly-owned subsidiary of MONY, is registered as an investment adviser under the Investment Advisers Act of 1940 and, prior to registration in 1985, had not performed services as an investment adviser. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies, and equipment in order to carry out many of its duties to provide investment management services under the Investment Advisory Agreement. MONY America pays MONY for such services.

     Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be deemed to be an investment adviser of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address, as well as that of the Investment Adviser, is 1740 Broadway, New York, New York 10019.

     Although MONY America's lack of previous experience in advising a mutual fund might be considered a risk factor, it is anticipated that many of MONY America's duties will be carried out by MONY and its personnel under the Services Agreement and therefore MONY's experience as an investment manager should also be considered. MONY is a mutual life insurance company organized under the laws of New York in 1842 and licensed to do business in all fifty states, the District of Columbia, Puerto Rico, the Virgin Islands and certain Canadian provinces. MONY manages the investment of assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services to MONY Advisers, Inc. (a wholly-owned subsidiary of MONY) which acted as investment adviser to The MONY Fund, Inc., a registered diversified open-end management investment company. As of December 31, 1995, total assets under management in the accounts managed by MONY were approximately $18.9 billion and included common stocks with a value of approximately $773 million, long and medium term publicly-traded fixed income securities with a value of approximately $6.5 billion, and short-term debt obligations with a value of approximately $593 million. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.

     The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on January 2, 1985 and continuance for an additional year was most recently approved on February 8, 1996. The Services Agreement was similarly approved on January 2, 1985 and continuance for an additional year was most recently approved by the Fund's Board of Directors on February 8, 1996. Both Agreements will continue in effect if approved annually by (1) a majority of the non-interested directors (as defined by the 1940 Act) of the Fund's Board of Directors, and (2) a majority of the entire Board of Directors or a majority vote of the voting shares of each Portfolio. If a majority of the voting shares of any Portfolio vote to approve both Agreements, they will remain in effect with respect to that Portfolio, even if they are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The Agreements are not assignable. The Investment Advisory Agreement may be terminated without penalty upon 60 days' notice by the Fund's Board of Directors or by a majority vote of its shareholders, and upon 90 days' notice by the Investment Adviser. The Services Agreement may be terminated without penalty upon 60 days' notice by either party.

     MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. When investment opportunities arise that may be appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts, MONY America or MONY and their personnel will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which MONY America or MONY acts or may act as investment manager or adviser, including for their own accounts, have different investment objectives and positions, MONY America or MONY may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

RESPONSIBILITY FOR DAY-TO-DAY MANAGEMENT OF THE FUND

     As investment adviser, MONY America is responsible for the day-to-day management of each of the Portfolios of the Fund. Investment decisions are made by a committee of the investment adviser.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

     Chemical Bank, 277 Park Avenue, New York, New York 10172 is the custodian of the securities held by the Portfolios of the Fund, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. The Fund acts as its own transfer agent and dividend-disbursing agent.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares in the Fund are currently being offered continuously, without sales charge at the Fund level, at prices equal to the respective net asset values of the Portfolios to MONY and MONY America for allocation to the Variable Accounts to fund benefits payable under the Contracts described in the attached prospectus. The Fund sells its shares through MONY Securities Corp. ("MSC") (which acts as "principal underwriter" of the Contracts and therefore of the shares of the Fund) to MONY and MONY America, for allocation to the Variable Accounts. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. It is expected that there will be no distribution expenses for the Fund, other than expenses for preparing, printing and mailing prospectuses. These expenses, and any other distribution expenses, will be borne by MSC pursuant to an underwriting agreement that will comply with pertinent provisions of the 1940 Act and rules of the Securities and Exchange Commission under that Act. The Fund may at some later date also offer its shares to other separate accounts of MONY, MONY America, or other MONY subsidiaries.

     The Fund is required to redeem all full and fractional shares of the Fund for cash within seven days of receipt of proper notice of redemption. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

     The right to redeem shares or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Portfolio.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each Portfolio will be determined by the Investment Adviser once daily immediately after the declaration of dividends, if any, at a time to be determined by the Fund's Board of Directors, currently 4:00 p.m. New York City time, on each day during which the New York Stock Exchange is open for business or on any other day in which there is sufficient trading in the securities held by a Portfolio to result in a material change in the value of such shares. The net asset value per share of each Portfolio except the Money Market Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that Portfolio at such time. Expenses, including the investment management fee payable to MONY America, are accrued daily.

     High-quality, short-term debt obligations held in any of the Portfolios with a remaining maturity of 60 days or less will be valued on an amortized-cost basis. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors will review obligations being valued under this method where credit or other factors may indicate the method is not appropriate or where the rules of the Securities and Exchange Commission require such examination. Short-term debt obligations with a remaining maturity of more than 60 days will be valued in the same way as are debt securities held in the Intermediate Term Bond, Long Term Bond and Government Securities Portfolios, as described below in "Valuation of Intermediate Term Bond, Long Term Bond and Government Securities Portfolios".

VALUATION OF EQUITY INCOME AND EQUITY GROWTH PORTFOLIOS

     The net asset value of the securities held in Equity Income and Equity Growth Portfolios, other than short-term obligations valued on an amortized-cost basis, will be determined in the following manner. Each security traded on a national securities exchange will be valued at the price which, on the date of valuation, is the last sales price (or the last bid price if there were no sales of the security on that day) on the New York Stock Exchange, or if not traded on the New York Stock Exchange, such last sales or bid price on the principal exchange on which such security is traded at the time of close of the New York Stock Exchange. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the value will be the last bid price available at the time of close of the New York Stock Exchange, except that the securities for which quotations are furnished through a nationwide automated quotation system approved by the NASDAQ will be valued at the closing best bid price so furnished on the date of valuation.

VALUATION OF INTERMEDIATE TERM BOND, LONG TERM BOND AND GOVERNMENT SECURITIES PORTFOLIOS

     In determining the net asset value of securities held in the Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios, securities will be valued based on a decision as to the broadest and most representative market for such security. The value will be based on either (i) the last available sale price on a national securities exchange, (ii) in the absence of recorded sales, the average of readily available closing bid and asked prices on national securities exchanges, or (iii) the average of the quoted bid and asked prices in the over-the-counter market. Securities or assets for which market quotations are not readily available will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors of the Fund.

VALUATION OF MONEY MARKET PORTFOLIO

     The net asset value of shares of the Money Market Portfolio will normally remain at $1.00 per share, because the net investment income of this Portfolio (including realized and unrealized gains and losses on Portfolio holdings) will be declared as a dividend each time the Portfolio's net income is determined (see DIVIDENDS, DISTRIBUTIONS AND TAXES, at page 23). If in the view of the Board of Directors of the Fund it is inadvisable to continue to maintain the net asset value of the Money Market Portfolio at $1.00 per share, the Board reserves the right to alter the procedure. The Fund will notify Shareholders of any such alteration.

     The Fund will value all short-term debt obligations held in the Money Market Portfolio on an amortized-cost basis. The regulations of the Securities and Exchange Commission (SEC) require that, as a condition for using amortized cost valuation, the Money Market Portfolio (i) maintain a dollar-weighted average portfolio maturity not exceeding 90 days, and (ii) limit its portfolio investments to those United States dollar-denominated instruments determined to present minimal credit risks and which at the time of acquisition are Eligible Securities. Eligible Securities include any security (i) issued with, or with a remaining maturity of, 397 days or less which is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in one of the two highest rating categories for short-term debt obligations; or (ii) the issuer of which does not have any securities which have a short term rating but which security is (x) comparable in priority and security to a security which has been rated in one of the two highest rating categories for short term debt obligations by an SEC designated statistical rating organization, and (y) not a security which had an original maturity in excess of 397 days and which received a rating as a long term debt obligation from such a rating organization that was not within the two highest rating categories. In the event of sizable changes in interest rates, however, the value determined by amortized cost valuation may be higher or lower than the price that would be received if the obligation were sold. On these occasions (if any should occur) as a further condition to using amortized-cost valuation, procedures have been established by the Board of Directors to determine whether the deviation might be enough to affect the value of shares in the Money Market Portfolio by more than one-half of one percent, and if it does, an appropriate adjustment will be made in the value of the obligations.

VALUATION OF DIVERSIFIED PORTFOLIO

     In determining the net asset value of the Diversified Portfolio, the method of valuation of a security will depend on the type of investment involved. A security which is a common stock will be valued in the same way as securities held in the Equity Income Portfolio or Equity Growth Portfolio; a security which is an intermediate or long-term fixed income security in the same way as securities held in the Intermediate Term Bond Portfolio, Long Term Bond Portfolio, and Government Securities Portfolio, and short-term debt obligations held in the Diversified Portfolio (other than those valued on an amortized-cost basis) will be valued in the same way as debt securities held in the Intermediate Term Bond Portfolio, Long Term Bond Portfolio or Government Securities Portfolio.

                               SHARES IN THE FUND

     The authorized capital stock of the Fund consists of 2 billion shares, par value $.01 per share. The shares of capital stock are divided into seven classes: Equity Income Portfolio Capital Stock (150 million shares); Equity Growth Portfolio Capital Stock (150 million shares); Intermediate Term Bond Portfolio Capital Stock (150 million shares); Long Term Bond Portfolio Capital Stock (150 million shares); Government Securities Portfolio Capital Stock (150 million shares); Money Market Portfolio Capital Stock (250 million shares); and Diversified Portfolio Capital Stock (150 million shares). The Fund may in the future allocate some of the remaining authorized shares to these classes, or create new classes of capital stock corresponding to new portfolios and allocate some of the remaining authorized shares to such new classes and then issue shares of such new classes. Each share of stock will have a pro-rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under PURCHASE AND
REDEMPTION OF SHARES at page   . The shares of each Portfolio, when issued, will
be fully paid and non-assessable, will have no preemptive, conversion, exchange or similar rights, and will be freely transferable. The shares do not have cumulative voting rights. Holders of more than 50 percent of the shares of the Fund voting for the election of directors can, if they choose to do so, elect all of the Fund's directors, and in such event the holders of the remaining shares would not be able to elect any directors.

     MONY provided the initial capital for each of the Fund's Portfolios. MONY held shares attributable to its initial capital investment. At December 31, 1993, MONY had redeemed all shares attributable to its initial capital investment, except that MONY provided $1,000,000 in capital to the Government Securities Portfolio on November 18, 1994. Additional shares may be acquired by MONY during the Fund's operation or any new portfolio's start-up period. The acquisition of shares by MONY will enable the Portfolios (or any new portfolios) to avoid an unrealistically poor investment performance that might otherwise result because the amounts available for investment were too small, as well as to satisfy the net worth requirements of the 1940 Act. MONY may also acquire additional shares through dividend reinvestment in connection with the shares acquired during the start-up period. Any shares acquired by MONY (other than for allocation to MONY Variable Account A, MONY Variable Account L, MONY Variable Account S, or the Keynote Series Account) will be acquired for investment and can be disposed of only by redemption. They will not be redeemed by MONY until the other assets of the Portfolios are large enough so that redemption will not have an adverse effect upon investment performance. MONY will vote these shares in the same proportion as the shares held in the Variable Accounts, which generally are voted in accordance with the instructions of Contract holders.

VOTING RIGHTS

     All shares of capital stock of the Fund have equal voting rights (regardless of the net asset value per share) except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each outstanding share of each Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that Portfolio and, upon dissolution or liquidation, in the Portfolio's net assets after satisfying outstanding liabilities.

     The voting rights of Contract holders, and limitations on those rights, are explained in the accompanying prospectus for the Contract. MONY and MONY America as the owners of the assets in the Variable Accounts, are entitled to vote all of the shares of the Fund attributable to the Variable Accounts, but they will generally do so in accordance with the instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The Fund might under these circumstances be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims that such control exists.

DIVIDENDS, DISTRIBUTIONS AND TAXES


     The Fund and each of its portfolios intend to qualify as "regulated investment companies" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For a description of the restrictions that apply to qualifying as a regulated investment company, see FEDERAL INCOME TAX STATUS at pages 16-17. Under those provisions, the Fund and each of its portfolios will not be subject to federal income tax on the portion of its net ordinary income and net realized capital gains that each portfolio distributes to MONY and MONY America, for allocation to the Variable Accounts or to MONY with respect to shares acquired with initial or additional capital. Since the only shareholders of the Fund will be MONY and MONY America there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the Contract holders, see the attached prospectus for the Contracts.


     The Fund intends to distribute as dividends substantially all the net ordinary income, if any, of each Portfolio. For dividend purposes, net ordinary income of each Portfolio, other than the Money Market Portfolio and the short-term debt portion of any other Portfolio, consists of (i) all dividends received (other than stock dividends), (ii) plus all interest and other ordinary income accrued, (iii) plus all short-term capital gains realized, (iv) less the expenses of such Portfolio (including fees payable to the Investment Adviser). Net ordinary income of the Money Market Portfolio and the short-term debt portion of any other Portfolio consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus all realized net short-term capital gains, (iii) less the expenses of the Portfolio (including the fees payable to the Investment Adviser). Dividends on the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of the Portfolio. Shares corresponding to the Money Market Portfolio will begin accruing dividends on the day following the date on which they are issued. Dividends from investment income of the other Portfolios will be declared and reinvested in additional full and fractional shares annually, although the Fund may make distributions more frequently, except that MONY may elect to receive dividends on the shares acquired to provide operating capital in cash.

     The Fund will also declare and distribute annually before the close of its fiscal year all net realized capital gains of each portfolio of the Fund (other than short-term gains of the Money Market Portfolio, which are declared as dividends daily). In determining the amount of capital gains to be distributed, the realized capital gains and losses of each of the Portfolios are calculated separately. This will not cause any of the Portfolios to have a different investment performance than it would if it were taxed, together with the other Portfolios, as a single investment company and it will not affect the value of Contract holders' interests under the Contracts.

     The Fund and each of its Portfolios intend to declare dividends in December of each calendar year to shareholders of record as of a specified date in such month and distribute such dividends in January of the following calendar year. In determining the capital gains distribution, the Fund and each of its Portfolios will calculate net realized capital gains on the basis of the fiscal year ending October 31 of the current calendar year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code Sections and Treasury Regulations. The Code and these Regulations are subject to change by legislative, administrative or judicial actions.

SHAREHOLDER REPORTS AND INQUIRIES


     The Fund will send each shareholder, at least annually, reports showing as of a specified date the number of shares in each Portfolio credited to the shareholder. The Fund will also send Contract holders semiannual reports showing the financial condition of the Portfolios and the investments held in each. The annual report may take the form of an updated copy of the Prospectus.


                  CALCULATION OF PERFORMANCE OF THE PORTFOLIOS

     From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

     Money Market Portfolio. The performance data for this Portfolio will reflect the "yield" and "effective yield". The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     All Other Portfolios. The performance data for the Portfolios will reflect the "yield" and "total return". The "yield" of each of the Portfolios (except for a 7 day period for the Money Market Portfolio) refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value on the last day of the period. "Total return" for each of these Portfolios refers to the return a Shareholder would receive during the period indicated if a $1,000 investment was made the indicated number of years ago. It reflects investment results less charges and deductions of the Fund. Returns for periods exceeding one year reflect the average annual total return for such period. Total return data may also be shown for larger investments which would reflect the average size purchase payment made for Contracts, the purchasers of which may allocate purchase payments to Subaccounts which purchase shares of the Portfolios of the Fund.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index and the Shearson Lehman Brothers, Government/Corporate Index, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis for comparison.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information, including the Statement of Additional Information, shareholders may also contact the Fund's office at the address or at the phone number set forth on the cover of this Prospectus.

                                                                      APPENDIX A

                      SECURITIES IN WHICH THE MONEY MARKET
                         PORTFOLIO MAY CURRENTLY INVEST

     The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, may invest in the following short-term, debt securities regularly bought and sold by financial institutions:

          1. U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government, obligations of U.S. agencies or instrumentalities which are backed by the U.S. Treasury, and obligations issued or guaranteed by U.S. agencies or instrumentalities and backed solely by the issuing agency or instrumentality. These are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, the Federal Home Loan Bank and the Government National Mortgage Association. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Treasury. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

          2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of any bank organized under the laws of the United States or any state thereof or of foreign branches of such banks or foreign banks, provided that such bank has, at the time of the Portfolio's investment, total assets of at least $1 billion or the equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, foreign branches of domestic banks and foreign banks may not be subject to the same accounting, auditing and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign branch or foreign bank might be difficult to obtain or enforce.

          "Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

          3. Commercial paper issued by domestic corporations which at the date of investment is rated (a) "high quality" by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), provided that in no event will the Portfolio invest in commercial paper rated lower than Prime 2 by Moody's or A-2 by S&P or, (b) if not rated, issued by domestic corporations which have an outstanding senior long-term debt issue rated Aa or better by Moody's or AA or better by S&P. See Appendix B for an explanation of the ratings issued by Moody's and S&P. "Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

          4. Other corporate obligations issued by domestic corporations which at the date of investment are rated Aa or better by Moody's or AA or better by S&P. See Appendix B for rating information. "Corporate obligations" are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

          5. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate of interest effective for the period of time the Portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. The Fund's custodian bank will take possession of the securities underlying the agreement, and the Fund will value them daily to assure that this condition is met. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral security of the repurchase agreement declines in value during the bankruptcy proceedings.


          6. Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks, which agreements have the characteristics of borrowing and involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date, which reflect a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio's securities. The Fund's custodian bank will maintain in a separate account securities of the Portfolio that have a value equal to or greater than the Portfolio's commitments under reverse repurchase agreements.

     Notwithstanding the above, it is the present intention of the Fund that the Money Market Portfolio continue to qualify under the requirements of Rule 2a-7 of the Securities and Exchange Commission ("SEC") which permits the Portfolio to use the amortized cost method of valuation to calculate net asset value if the Portfolio's funds are invested in accordance with its guidelines. Briefly, those guidelines require investment in Eligible Securities (see VALUATION OF MONEY MARKET PORTFOLIO at page 17 for a discussion of Eligible Securities) which qualify as First or Second Tier securities under the Rule. First Tier securities include any Eligible Security which (i) is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in its highest category for short-term debt obligations, or (ii) is a security having a remaining maturity of 397 days or less when acquired but which has an original maturity in excess of 397 days and which is now comparable in priority and security to a short-term security of the same issuer which is rated by an SEC designated statistical rating organization in the highest category for short-term debt obligations; or (iii) is unrated as a short-term security (and, if rated as a long-term security, received a rating in one of the two highest categories) and is issued by an issuer which has no rated short-term debt obligations comparable in priority and security. A Second Tier security is any Eligible Security (see VALUATION OF MONEY MARKET PORTFOLIO at page 20 for a discussion of Eligible Securities) which is not a First Tier security.

                                                                      APPENDIX B

                                  DEBT RATINGS

     Moody's Investors Service, Inc. describes the four highest grades of corporate debt securities and "Prime-1" and "Prime-2" commercial papers as follows:

BONDS:

Aaa  -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."
        Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issue.
Aa   -- Bonds which are rated Aa are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
A    -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa  -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
        Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

COMMERCIAL PAPER:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return of funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by any of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Standard & Poor's Corporation describes the four highest grades of corporate debt securities and A commercial paper as follows:

BONDS:

AAA  -- Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.
AA   -- Bonds rated AA also qualify as high grade options and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long term money market.
A    -- Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.
BBB  -- The BBB, or medium grade category, is borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

COMMERCIAL PAPER:

     Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is A or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management are unquestioned. Issues rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                                  STATEMENT OF
                             ADDITIONAL INFORMATION


                                  MAY 1, 1996


                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

                            ------------------------


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS FOR MONY SERIES FUND, INC. DATED MAY 1, 1996. TO OBTAIN THIS PROSPECTUS PLEASE CALL 1-800-487-6669 OR WRITE:


                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019

                            ------------------------

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        -----
GENERAL INFORMATION...................................................................      1
INVESTMENT RESTRICTIONS...............................................................      1
INVESTMENT ADVISORY AND OTHER SERVICES................................................      3
  Distribution of Shares..............................................................      4
  Custodian...........................................................................      5
  Independent Accountants.............................................................      5
  Service Marks License...............................................................      5
MANAGEMENT OF THE FUND................................................................      6
SUBSEQUENT ANNUAL MEETINGS............................................................      8
CONTROL PERSONS.......................................................................      8
PORTFOLIO BROKERAGE AND RELATED PRACTICES.............................................      8
FEDERAL INCOME TAX STATUS.............................................................      9
PERFORMANCE DATA......................................................................      9
FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS................................    F-1

                              GENERAL INFORMATION

     MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, currently consists of seven (7) different Portfolios that are, in effect, separate investment funds: Equity Income Portfolio, Equity Growth Portfolio, Intermediate Term Bond Portfolio, Long Term Bond Portfolio, Government Securities Portfolio, Money Market Portfolio, and Diversified Portfolio (the "Portfolios"). The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management or its investment policies or practices.

     For more detailed information about the Fund, including information on the purchase, redemption and pricing of the shares of the Fund, as well as the Fund's tax status, see the Prospectus of the Fund (STRUCTURE OF THE FUND, PURCHASE AND REDEMPTION OF SHARES, SHARES IN THE FUND, FEDERAL INCOME TAX STATUS).

                            INVESTMENT RESTRICTIONS

     A description of the investment objectives of each Portfolio, as well as the policies through which those objectives are pursued, is contained in the Prospectus (INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS).

     In addition, the current Portfolios of the Fund are subject to certain fundamental investment restrictions that may not be changed except with the approval of a majority vote of the outstanding shares of the Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (ii) more than 50 percent of the outstanding Portfolio shares). The Fund may in the future create new portfolios that may be subject to different investment restrictions.

     The fundamental investment restrictions applicable to the seven current Portfolios, including those fundamental restrictions described in the Prospectus (INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS), are:

          1. The Portfolios will not: (a) invest in the securities of any company for the purpose of exercising control or management thereof (alone or together with the other Portfolios); (b) write or purchase put or call options; (c) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, (d) effect a short sale of securities, or (e) invest in obligations that are not denominated in United States dollars.

          2. Securities of other issuers will not be underwritten, except that the right is reserved for each Portfolio to purchase for investment, on original issue or otherwise, securities that may not subsequently be distributed to the public without registration or that are exempt from registration, to the extent that investments in such securities will not exceed 10 percent of the value of each Portfolio's total assets at the time such an investment is made. Expenses of any such registration will be borne by such Portfolio only if its best efforts to have the issuer agree to bear such expenses are unsuccessful.

          3. The Portfolios will not purchase real estate or real estate mortgages, except that the right is reserved for each Portfolio to purchase and sell securities which are secured by real estate or real estate mortgages and securities of real estate investment trusts or other issuers that invest or deal in the foregoing. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not prohibit the Fund in the future from establishing one or more real estate portfolios.

          4. The Portfolios will not purchase or sell commodities, commodity contracts, or oil or gas interests, except that the right is reserved for each Portfolio to purchase securities of issuers which invest or deal in the foregoing.

          5. The Portfolios will not engage in the issuance of senior securities, except in the case of certain borrowings, as described in paragraph (7) below.

          6. Loans, both long and short term, may be made by a Portfolio only through the purchase or acquisition of privately-placed bonds, debentures, notes or other evidences of indebtedness (that may or may not be convertible into stock) of a type customarily acquired by institutional investors provided, however, that no such purchase or acquisition will be made if, as a result thereof, more than 10 percent of the value of the Portfolio's assets would be so invested. (Any such "loan" may be considered a security subject to the 10 percent investment limitation referred to in
     (2) above.) The purchase or acquisition of repurchase agreements, certificates of deposit or of portions of publicly distributed bonds, debentures, or other securities, shall not be considered the making of a loan by the Portfolios for purposes of this restriction.

          7. Borrowing of money will not be made by any Portfolio, except as a temporary position for emergency purposes (to facilitate redemptions but not for leveraging or for investment) and then only from banks in an amount not exceeding 10 percent of the value of a Portfolio's assets (including the amount borrowed) less liabilities (not including the amount borrowed as a result of the borrowing) at the time such borrowing is made, and during any period when outstanding indebtedness for money borrowed shall exceed 5 percent of the value of its total assets, the Portfolio will make no purchases of securities.

          8. In general, the Portfolios do not intend to concentrate investments in any one industry. Accordingly, no Portfolio will make an investment in a particular industry, if as a result of such investment more than 25 percent of the value of its assets would be invested in that industry, except that this restriction shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (b) certificates of deposit issued by, time deposits in, bankers' acceptances accepted by, or repurchase agreements with, banks organized within the United States. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

          9. The Fund will operate as a diversified company as that term is used in the Investment Company Act of 1940. This means that 75 percent of the assets of each Portfolio other than the Money Market Portfolio and 100% of the assets of the Money Market Portfolio is subject to the limitation that no purchase of a security -- other than cash, cash items, and securities of the U.S. Government, its agencies or instrumentalities -- will be made if, as a result of such purchase: (a) more than 5 percent of the value of the Portfolio's assets would be invested in the securities of one issuer, or
     (b) the Fund as a whole or any Portfolio would hold more than 10 percent of the outstanding voting securities of any one issuer. In addition to the above limitations, the Money Market Portfolio may not have invested more than (x) the greater of 1 percent of its Total Assets or $1,000,000 in securities of any issuer, and (y) 5 percent of Total Assets in securities of all issuers which were, when acquired by the Portfolio (either initially or on rollover), Second Tier Securities (see Appendix A of the Prospectus for a definition of Second Tier Securities). Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5 percent of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation will not apply to the purchase of such obligations.

          10. No Portfolio may purchase or acquire securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or except by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved, provided that immediately thereafter such Portfolio or the Fund as a whole may not own (a) securities of investment companies having an aggregate value in excess of 10 percent of such Portfolio's total assets;
     (b) more than 3 percent of the
     outstanding voting stock of the investment company; or (c) securities of the investment company having an aggregate value in excess of 5 percent of the Portfolio's total assets.

          11. No Portfolio will invest more than 10 percent of its total assets in illiquid assets, including illiquid restricted securities, repurchase agreements maturing in more than seven days, and non-negotiable time deposits maturing in more than seven days.

          12. The Portfolios will not participate on a joint or a joint and several basis in trading accounts in securities but this restriction does not prevent the aggregation of orders for the sale or purchase of Portfolio securities with the other Portfolios or with any other accounts advised or sponsored by the Investment Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve the best overall execution.

          13. No Portfolio will invest in foreign securities that are not publicly traded in the United States if at the time of the acquisition more than 10 percent of such Portfolio's total assets would be invested in such securities.

     The Money Market Portfolio is subject to the additional investment restriction that it will not invest in any security with a remaining maturity in excess of one year, except that underlying collateral securities held pursuant to repurchase agreements may have a remaining maturity of more than one year.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund has entered into an Investment Advisory Agreement with MONY Life Insurance Company of America (the "Investment Adviser"), as described in the Prospectus (INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES).

     The Investment Adviser will provide portfolio management and investment advice to the Fund, as described in the Prospectus, with respect to the seven current Portfolios of the Fund and any portfolio that the Fund may create in the future if the Fund designates the Investment Adviser to act as investment adviser and manager for such new portfolio. The Fund may, at its option, appoint a different investment adviser for any new portfolio. The Investment Adviser also is obligated to perform certain administrative and management services for the Portfolios it manages and to provide all executive, administrative, clerical and other personnel necessary to operate the Fund, and to pay the salaries of all these persons. The Investment Adviser will furnish the Fund with office space, facilities, and equipment and will pay the day-to-day expenses for their operation and maintenance.

     The Investment Adviser has entered into a Services Agreement with The Mutual Life Insurance Company of New York ("MONY"), as briefly described in the Prospectus. Under this Services Agreement MONY will provide the Investment Adviser, with some or all of the personnel, services, facilities, supplies and equipment necessary for the Adviser to carry out its duties to the Fund. In return the Investment Adviser will pay to MONY all, or a portion, of the investment management fee the Investment Adviser receives from the Fund. The Investment Adviser is a wholly-owned subsidiary of MONY, a mutual life insurance company organized under the laws of the State of New York in 1842. MONY is licensed to do business in all fifty states, the District of Columbia, Puerto Rico, the Virgin Islands, and certain Canadian Provinces. Because the Investment Advisory Agreement and Services Agreement are interrelated and dependent on each other, MONY may be deemed to be an investment adviser to the Fund for certain regulatory purposes. Both MONY and the Investment Adviser are registered as investment advisers under the Investment Advisers Act of 1940.

     The Fund will pay the Investment Adviser an investment management fee, which will be a daily charge equal to an annual rate of .40 percent of the first $400 million of the aggregate average daily net assets of the Portfolios, .35 percent of the next $400 million of the aggregate average daily net assets of the Portfolios, and .30 percent of the aggregate average daily net assets of the Portfolios in excess of $800 million. The daily charge is divided among the Portfolios in proportion to their average net assets each day, whether or not the net assets of each Portfolio are valued on that day. Each Portfolio's share of the fee is deducted on each business day prior to determining the Portfolio's net asset value for that date and is credited to the Investment Adviser.

     The Investment Adviser will pay for (i) the legal, accounting and all other expenses of organizing the Fund, initially registering and qualifying the Fund and its securities under federal and state securities laws (including the costs of printing any prospectuses or other materials in connection with the initial registration or qualification), (ii) the fees and expense for computing the net asset value of the Fund's capital stock attributable to the Portfolios; (iii) the expense in rendering investment advice to the Fund (including any payment to MONY as agreed to in connection with the Services Agreement); and (iv) the compensation of directors, officers and employees of the Fund who are interested persons (as defined by the 1940 Act) of the Investment Adviser. The Fund will bear all other expenses, including (but without limitation): (a) legal, auditing or accounting fees and expenses; (b) interest expenses; (c) brokerage fees and commissions; (d) taxes or governmental fees; (e) the cost of preparing share certificates or any other direct expense of issue, sale, underwriting, distribution, redemption or repurchase of shares of the Fund; (f) the cost of preparing and distributing reports and notices to shareholders; (g) the cost of holding the Fund's annual or special shareholders' meetings and of any proxy solicitation; (h) the fees or disbursements of dividend, disbursing, plan, transfer or other agent; (i) fees or disbursements of custodians of the Fund's assets; (j) the compensation of all directors, officers and employees of the Fund who are not interested persons (as defined by the 1940 Act) of the Investment Adviser; (k) the cost of any fidelity bond for any officer, agent or employee of the Fund required under the 1940 Act or otherwise; (l) the cost of any directors and officers' insurance for any directors or officers of the Fund. The Fund will also bear the cost of maintaining the effectiveness of its registration and qualification of its capital stock for sale (including the preparation, printing and mailing of any prospectuses or other materials required by federal or state authorities); these expenses will be reimbursed to the Fund by MONY Securities Corp. ("MSC"), a wholly-owned subsidiary of MONY, as principal underwriter, as described below in "Distribution of Shares." The Fund will bear any extraordinary or non-recurring expenses (including expenses associated with legal claims, liabilities, litigation costs and any related indemnification).

     The Investment Adviser has agreed to reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any Portfolio in any calendar year exceed the most restrictive expense limitations then in effect under state securities law or regulations, as described in the Prospectus (INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES).

DISTRIBUTION OF SHARES

     The Fund presently intends to offer to sell its shares continuously, on a no-load basis, to MONY Life Insurance Company of America ("MONY America") and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies, and to MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts issued by those companies, and to MONY America and MONY for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies, and to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts issued by MONY. These variable accounts ("Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Contract holders. (Shares were also purchased by MONY to provide operating capital for the Fund.) MSC will act as "principal underwriter" of the Contracts and, therefore, of the shares of the Fund pursuant to written Underwriting Agreements with the Fund, MONY America and MONY. The Underwriting Agreements were initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on December 20, 1984. Continuance of the Underwriting Agreement with the Fund, MONY and MONY America for an additional year was most recently approved by the Fund's Board of Directors on February 8, 1996. The agreements will continue in effect if approved annually by the Fund's Board of Directors, including a majority of the non-interested directors. MSC will not receive commissions or other compensation for acting as principal underwriter of the Fund's shares, although MSC's agents and representatives may receive sales commissions in connection with their sale of the Contracts. Since shares will be sold only to MONY and MONY America for allocation to the Variable Accounts, and to MONY in respect of its providing operating capital to the Fund, it is expected that the Fund will have no distribution expenses other than the expense of the preparation, printing and mailing of prospectuses. MONY has agreed to bear such start-up expenses, as well as any other distribution expenses that may arise.

     MSC, as broker-dealer for the Contracts, will be reimbursed by MONY and MONY America for these distribution expenses. If the Fund in the future is to bear any of these distribution expenses, the Fund's Board of Directors will formulate a written distribution plan that complies with the rules of the Securities and Exchange Commission. Both this distribution plan and any distribution agreement entered into pursuant to the plan will be approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act). The plan will then be submitted for approval at the next annual meeting of shareholders. Thereafter, both the distribution plan and any related distribution agreement will continue in effect if approved annually by a majority of the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act).

CUSTODIAN

     Chemical Bank, 277 Park Avenue, New York, New York 10172 is the custodian of the securities held by the Portfolios of the Fund, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. The Fund acts as its own transfer agent and dividend-disbursing agent.

INDEPENDENT ACCOUNTANTS


     The financial statements and the financial highlights table included in this Registration Statement have been audited by Coopers & Lybrand L.L.P., independent accountants, and are included herein in reliance upon the accompanying report of that firm, which report is given upon their authority, as experts in accounting and auditing. The business address of Coopers & Lybrand is 1301 Avenue of the Americas, New York, New York, 10019.


SERVICE MARKS LICENSE


     As part of the Investment Advisory Agreement, the Investment Adviser (acting on behalf of MONY) has granted the Fund permission to use the word "MONY" in its corporate name and granted a royalty-free, non-exclusive license to use any service marks adopted by MONY that are appropriate for use by the Fund. However, the Investment Adviser may terminate this license if MONY, or a company controlled by it, ceases to be the Fund's investment adviser. The Investment Adviser may also terminate the license for any other reason upon 60 days' written notice. In this event, the Fund would no longer be able to use the word "MONY" in its corporate name. In addition, the Investment Advisory Agreement would also terminate 120 days after the Fund receives such notice, unless a majority of the outstanding voting shares of the Fund vote to continue the Agreement notwithstanding the license's termination.

                             MANAGEMENT OF THE FUND

     The members of the Fund's Board of Directors were selected initially by MONY. In the future the directors will be elected annually by the Fund's shareholders. The names of all directors and officers of the Fund and the principal occupation of each during the last five years are shown below.

                       DIRECTORS AND OFFICERS OF THE FUND

                               POSITIONS HELD WITH                  PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS              REGISTRANT                        DURING PAST 5 YEARS
---------------------------  -----------------------  --------------------------------------------------
Kenneth M. Levine*           Director, Chairman of    1/91 to present -- Executive Vice President and
  1740 Broadway                the Board, President     Chief Investment Officer, 2/90 to
  New York, New York 10019     of the Fund              1/91 -- Executive Vice President, 8/89 to
                                                        2/90 -- Senior Vice President -- Pension Sector,
                                                        1/88 to 8/89 -- Senior Vice President, MONY;
                                                        9/91 to present -- Director and Chairman, MONY
                                                        Realty Partners, Inc., MONY Bloomfield Hills,
                                                        Inc. and 1740 Ventures, Inc.; 9/91 to present --
                                                        Chairman, MONY-Rockville/GP, Inc.; 7/91 to
                                                        present -- Director, MONY Life Insurance Company
                                                        of America; 8/89 to present -- Director, MONY
                                                        Advisers, Inc.
Floyd L. Smith               Director of the Fund     1/91 to 12/31/91 -- Vice Chairman, 5/89 to 1/91 --
  Naples, Florida 33963                                 Vice Chairman, Chief Investment Officer, 10/88
                                                        to 12/91 -- Trustee, 10/88 to 5/89 -- Trustee,
                                                        Executive Vice President and Chief Investment
                                                        Officer; 1/85 to 10/88 -- Executive Vice
                                                        President and Chief Investment Officer, MONY;
                                                        3/85 to 10/88 -- Director, MONY Life Insurance
                                                        Company of Canada; 1/85 to 2/91 -- Director,
                                                        MONY Legacy Life Insurance Company; 1/85 to
                                                        12/87 -- MONY Securities Corp.; 1/85 to
                                                        12/88 -- Trustee, Vice President and Treasurer,
                                                        MONY Real Estate Investors; 1/85 to
                                                        12/91 -- Director, MONY Credit Corporation; 1/85
                                                        to 12/90 -- Director, MONYCO, Inc. and 1/85 to
                                                        12/91 -- Director, 1740 Ventures, Inc.; 8/86 to
                                                        12/90 -- Director and President, MONY Funding
                                                        Inc.; 5/86 to 12/91 -- Director, MONY Bloomfield
                                                        Hills, Inc. and MONY-Rockville/GP, Inc.; 7/85 to
                                                        12/91 -- Director, MONY Realty Partners, Inc.;
                                                        4/86 to 8/91 -- Director, MONY Realty
                                                        Management, Inc.; 3/87 to 12/89 -- Director, ONE
                                                        Memorial Drive, Inc.; 1/85 to 3/90 -- Chairman
                                                        and Member, The MONY Variable Account-A and The
                                                        MONY Variable Account-B.
Joel Davis                   Director of the Fund     President, Woodworker, Inc. (Magazine Publisher).
  Westport, CT 06880                                    Director, Magazine Publishers of America.
Michael J. Drabb             Director of the Fund     5/89 to 5/92 -- Executive Vice President, 1/85 to
  Chatham, New Jersey 07928                             5/89 -- Senior Vice President, MONY; 1/85 to
                                                        2/91 -- Director and Vice President, MONY Legacy
                                                        Life Insurance Company; 1/85 to
                                                        5/92 -- Financial Liaison Officer, MONY Credit
                                                        Corporation; 11/87 to 3/90 -- Member, The MONY
                                                        Variable Account-B Committee; 1/86 to
                                                        12/91 -- MONY Funding, Inc.; 7/87 to
                                                        12/91 -- Director, MONY Reinsurance Corporation,
                                                        MONY-RE Group, Inc. and MONY-RE Management,
                                                        Inc.; 3/87 to 12/89 -- Director, ONE Memorial
                                                        Drive, Inc.; 7/87 to 12/91 -- Director, MONY
                                                        Credit Corporation; 9/85 to 12/89 -- Director,
                                                        MONY Agricultural Financial Services, Inc.; 9/85
                                                        to 5/92 -- Director, Bell Investment Acquisition
                                                        Corporation; 6/85 to 5/92 -- Vice President,
                                                        MONY Life Insurance Company of America.

                               POSITIONS HELD WITH                  PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS              REGISTRANT                        DURING PAST 5 YEARS
---------------------------  -----------------------  --------------------------------------------------
Alan J. Hartnick             Director of the Fund     2/93 to present -- Partner, Abelman Frayne &
  New York, New York 10017                              Schwab, Attorneys at-Law; 1973 to
                                                        2/93 -- Partner, Colton, Hartnick, Yamin &
                                                        Sheresky, Attorneys-at-Law.
Edward E. Hill               Vice President --        1/90 to present -- Vice President -- Chief
  1740 Broadway                Compliance of the        Compliance Officer; 5/87 to 1/90 -- Vice
  New York, New York 10019     Fund                     President -- Compliance; MONY. 7/91 to
                                                        present -- Vice President, Compliance, MONY Life
                                                        Insurance Company of America; 5/86 to
                                                        present -- Vice President Compliance, MONY
                                                        Financial Planning, Inc.; 1/84 to
                                                        present -- Vice President, Compliance, MONY
                                                        Advisers, Inc. and MONY Securities Corp.
John P. Keller               Controller of the Fund   2/88 to present -- Vice President -- Investment
  1740 Broadway                                         Accounting, MONY. 12/87 to 7/88 -- Controller,
  New York, New York 10019                              ONE Memorial Drive, Inc.; 5/86 to 7/88 --
                                                        Controller, MONY Realty Management, Inc.; 4/86
                                                        to 7/88 -- Controller, MONY -- Rockville/GP,
                                                        Inc., and MONY Bloomfield Hills, Inc.; 7/85 to
                                                        7/88 -- Controller, MONY Realty Partners, Inc.;
                                                        1/85 to 7/88 -- Assistant Controller, MONYCO,
                                                        Inc.; 1/85 to 7/88 -- Controller, MONY Advisers,
                                                        Inc. and MONY Credit Corporation.
David V. Weigel              Treasurer of the Fund    5/91 to present -- Vice President -- Treasurer,
  1740 Broadway                                         MONY; Vice President and Treasurer, MONY Credit
  New York, New York 10019                              Corporation and 1740 Ventures, Inc.; 4/91 to
                                                        present -- Director, MONY Securities Corp., MONY
                                                        Advisers, Inc., MONY Brokerage, Inc.; 8/91 to
                                                        present -- Treasurer, MONY Life Insurance
                                                        Company of America and MONY Series Fund, Inc.
Frederick C. Tedeschi        Secretary of the Fund    9/89 to Present -- Vice President -- Chief
  1740 Broadway                                         Counsel, Individual Financial Services, 10/88 to
  New York, New York 10019                              9/89 -- Senior Counsel -- Individual Financial
                                                        Services, 9/87 to 10/88 -- Associate General
                                                        Counsel, MONY; 1/90 to present -- Secretary,
                                                        MONY Brokerage, Inc.; 2/90 to 2/91 -- Director,
                                                        MONY Legacy Life Insurance Company.

---------------

* Mr. Levine, who is an interested person (as that term is defined in the 1940
  Act), is a salaried employee of MONY.

     No director or officer of the Fund who is also an officer, director or employee of MONY or MONY America is entitled to any additional remuneration from the Fund for his services as one of its directors or officers. Each director of the Fund who is not an interested person of the Fund will receive a fee of $1,750 per calendar quarter plus an additional amount of $1,000 for each meeting of the Board, of a Committee of the Board (as provided for in the By-Laws), or of the Fund's shareholders that he attends. Non-interested directors will also be reimbursed for all expenses incurred in connection with attendance at meetings.

     The 1940 Act requires that a majority of the Fund's Board of Directors shall be persons who are not interested persons of MONY, the Investment Adviser or the Fund. The membership of the Board complies with this requirement. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and the Investment Adviser and the Services Agreement between the Investment Adviser and MONY, must be approved by a majority of the members of the Board who are not interested persons of MONY, the Investment Adviser or the Fund. One of the five members of the Board, Mr. Levine is an interested person of MONY, the Investment Adviser and the Fund (as that term is defined in the 1940 Act) because he is an affiliated person of MONY and the Investment Adviser.

                           SUBSEQUENT ANNUAL MEETINGS

     The Board of Directors of the Fund has amended the By-laws of the Fund to provide that annual meetings will not be held in any year unless the Investment Company Act of 1940 (the "1940 Act") requires action on one or more of the following matters: (1) election of directors; (2) approval of investment advisory agreement; and (3) ratification of selection of independent public accountants; and (4) approval of a distribution agreement. The 1940 Act essentially requires election of directors by shareholders when less than a majority then in office had been elected by shareholders, and it requires ratification of the selection of independent public accountants when the selection of such accountants has not previously been ratified by the shareholders. It also requires approval of an agreement with an investment advisor when such agreement has not previously been approved by the shareholders (other than an agreement with an investment adviser entered into when a new portfolio of the Fund is created). Currently, the 1940 Act requires a distribution agreement to be approved by either the board of directors or the shareholders.

                                CONTROL PERSONS

     MONY America, a wholly-owned subsidiary of MONY, and MONY through their respective Variable Accounts will own all of the Fund's outstanding shares, other than the shares in the Fund purchased for investment by MONY to provide operating capital for the Portfolios (and any new portfolios) of the Fund started and any additional shares acquired by MONY through reinvestment of dividends on those shares. The shares held by the Variable Accounts will generally be voted in accordance with instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The shares held by MONY in respect of its providing operating capital to the Fund's Portfolios will be voted in the same proportions as those voted by MONY and MONY America which are held in the Variable Accounts. The Fund might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims such control. The amount of shares of each Portfolio of the Fund owned by directors or officers of the Fund will therefore be less than one percent.

                   PORTFOLIO BROKERAGE AND RELATED PRACTICES

     The Investment Adviser, which is at all times subject to the direction and supervision of the Board of Directors of the Fund, is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions, and the negotiations of brokerage commissions, if any. The Investment Adviser may fulfill these responsibilities to the Fund by using the services of MONY and MONY's Investment Department personnel under the terms of the Services Agreement between the Investment Adviser and MONY. For more detailed information about the Services Agreement, see INVESTMENT ADVISORY AND OTHER SERVICES at pages 3-5.

     Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. Transactions in money market instruments and bonds, on the other hand, will not normally incur any brokerage commissions. Such securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

     The Investment Adviser is not obligated to deal with any dealer or group of dealers in the execution of transactions for the Fund's Portfolios. In connection with any securities transaction that involves a commission payment, the Investment Adviser negotiates the commission with the broker in part on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates.

For the years 1993, 1994, and 1995, the Fund paid $312,053, $157,223, and
$22,126, respectively, in brokerage commissions.


     When selecting a broker or dealer in connection with a transaction for any Portfolio, the Investment Adviser gives consideration to whether the broker or dealer has furnished MONY or any companies controlled by MONY with certain research services. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. MONY personnel may use these services in connection with all of the investment activities of MONY or its companies, and some of the data or services obtained in connection with the execution of transactions for a Portfolio may be used in managing other investment accounts of MONY or its companies. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used by MONY personnel in providing investment management for the Fund.

     It is the present practice of the Investment Adviser to use brokers selected primarily on the basis of their furnishing not only satisfactory execution of the transaction but also research services such as analyses and reports concerning issuers and industries, economic factors and portfolio strategy. In some cases, this could cause the Fund to pay commissions or spreads in excess of the amount which another broker would have charged for effecting a similar transaction. In any such case, the Investment Adviser will determine in good faith that the greater commission or spread is reasonable in relation to the value of the services provided by the executing broker viewed in terms of the particular transaction or the Investment Adviser's responsibilities to each Portfolio and overall responsibilities to all the Portfolios of the Fund and accounts under the Investment Adviser's and MONY's management. No services other than brokerage, research and statistical services are considered by the Investment Adviser in determining the reasonableness and amount of commissions or spreads to be paid to any broker. All such services obtained from brokers benefit generally all the accounts and Portfolios under the Investment Adviser's management and are not identified in any specific account or Portfolio, and may benefit other accounts under MONY's management. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser.

     The Investment Adviser may employ a broker affiliated with the Investment Adviser or MONY to execute brokerage transactions on behalf of the Portfolios, as long as the Investment Adviser obtains a price and execution as favorable as that which would be available through the use of an unaffiliated broker, and no less favorable than the affiliated broker's contemporaneous charges to its other most favored, but unaffiliated, customers. The Fund may not engage in any transactions in which MONY or any of its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

     The Investment Adviser or MONY may enter into business transactions with brokers or dealers other than using them to execute Portfolio securities transactions for accounts the Investment Adviser manages. These other transactions will not affect the Investment Adviser's selection of brokers or dealers in connection with portfolio transactions for the Fund.

     The portfolio turnover rates for each Portfolio of the Fund, for the period August 1, 1985 through December 31, 1985, for the years ended December 31, 1986, December 31, 1987, December 31, 1988, December 31, 1989, December 31, 1990, December 31, 1991, December 31, 1992, December 31, 1993, December 31, 1994, and December 31, 1995, are shown on pages 10-14 of the Prospectus.

                           FEDERAL INCOME TAX STATUS

     The Fund and each of its portfolios intend to qualify as a "regulated investment company" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for treatment as a regulated investment company, the Fund must meet certain requirements specified in the Code as described in the Prospectus ("Federal Income Tax Status"). If the Fund qualifies as a "regulated investment company" by complying with applicable provisions of the Code and distributes all of its net income (both ordinary income and capital gain), the Fund will be relieved of federal income tax on the amounts distributed.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the courts and the Internal Revenue Service. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative, administrative or judicial action. Moreover, although "series" fund regulated investment companies have been in existence for many years, there is very little authority interpreting the pertinent provisions of the Code and Treasury Regulations as they are applied to a "series" fund type of regulated investment company like the Fund.

                                PERFORMANCE DATA


     Money Market Portfolio. For the seven day period ended December 31, 1995, the yield was 5.27% and the effective yield was 5.41%.


     The yield was calculated by dividing the sum of dividends declared during the 7 day period on one share purchased at the beginning of the 7 day period by the value on the first day (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     Dividends reflect the net investment income of the Portfolio. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Management Fee (which for calculating the yield and effective yield quoted above will be the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated, which for the yield and the effective yield quoted above is .40%). It is the practice of the Money Market Portfolio to pay dividends daily in the form of shares (thereby maintaining the value of one share of the Money Market Portfolio at $1.00). However, for the purpose of these calculations, it has been assumed that no additional shares have been issued and that dividends are paid in cash.


     All Portfolios including the Money Market Portfolio. The average annual total return for the one, five, and ten year periods ended December 31, 1995, and for the period since inception through December 31, 1995, are shown in the following table.


                             MONY SERIES FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURN


                                                                                FOR THE
                                                                              PERIOD SINCE
                                                FOR THE YEAR   FOR THE FIVE    INCEPTION     FOR THE TEN
                                                   ENDED       YEARS ENDED      THROUGH      YEARS ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                  PORTFOLIO                         1995           1995           1995           1995
----------------------------------------------  ------------   ------------   ------------   ------------
Equity Growth (3/4/85)*.......................     30.54%         14.31%         12.96%         12.96%
Equity Income (3/4/85)*.......................     33.12%         15.23%         13.61%         13.44%
Intermediate Term Bond (3/1/85)*..............     14.82%          8.49%          9.11%          8.00%
Long Term Bond (3/20/85)*.....................     30.04%         12.27%         12.01%         10.69%
Government Securities (5/1/91)*...............     10.89%            n/a          7.24%            n/a
Diversified (4/3/85)*.........................     26.32%         11.48%         11.21%         10.81%
Money Market..................................      5.57%          4.64%          5.77%          5.73%


---------------


* Inception date.

     The table above assumes that a $1,000 payment was made at the beginning of the period shown, that no further payments were made, that any distributions from the assets of the Portfolio were reinvested. The average annual total return percentages shown in the table reflect the average annualized historical rates of return, deductions for all charges, expenses, and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

YIELD

     The 30 day yield for each of the Portfolios, other than the Money Market Portfolio, for the 30-day period ended December 31, 1995 is shown in the following table.

                             MONY SERIES FUND, INC.

                YIELD FOR 30-DAY PERIOD ENDED DECEMBER 31, 1995


                               EQUITY                       INTERMEDIATE      LONG TERM      GOVERNMENT
                               GROWTH       EQUITY INCOME     TERM BOND         BOND         SECURITIES      DIVERSIFIED
                            -------------   -------------   -------------   -------------   -------------   -------------
Yield for 30 days ended
  December 31, 1995.......       .58%           3.17%           5.70%           6.09%           6.45%           2.06%


     The yield shown in the table above is computed by subtracting from the net investment income of the Portfolio of the Fund charges and expenses of the Fund with respect to the Portfolio and dividing the result by the value of the Portfolio. For the Equity Growth and Equity Income Portfolios and for the stocks and equity securities of the Diversified Portfolio of the Fund, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the Portfolio) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the Intermediate Term Bond, Long Term Bond and the Government Securities Portfolios and the debt obligations held by the Diversified Portfolio of the Fund, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio at the close of business on the thirtieth day of the period (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and
(iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown reflects deductions for all charges, expenses, and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

     Net investment income of the Portfolio less all charges and expenses of the Fund with respect to the Portfolio is divided by the product of the average daily number of shares outstanding and the net asset value of one share on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

     The table below shows total returns for the year to date (January 1, 1996 to February 9, 1996) assuming a $1,000 payment made at the beginning of the
period and reflecting the same assumptions as the table appearing on page   :

                             MONY SERIES FUND, INC.

                           YEAR TO DATE TOTAL RETURN
                 ASSUMING $1,000 PAYMENT AT BEGINNING OF PERIOD


                                                                       JANUARY 1, TO
                                                                        FEBRUARY 9,
                                    SUBACCOUNT                             1996
            ------------------------------------------------------------------------
            Equity Growth..............................................     5.78%
            Equity Income..............................................     5.97%
            Intermediate Term Bond.....................................      .66%
            Long Term Bond.............................................     -.94%
            Government Securities......................................      .58%
            Diversified................................................     4.27%
            Money Market...............................................      .60%

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS


                                                                                       PAGE
                                                                                       ----
Report of Independent Accountants....................................................   F-2
EQUITY GROWTH PORTFOLIO
  Statement of Assets and Liabilities as of December 31, 1995........................   F-3
  Statement of Operations for the year ended December 31, 1995.......................   F-4
  Statements of Changes in Net Assets for the two years ended December 31, 1995 and
     1994............................................................................   F-5
  Portfolio of Investments as of December 31, 1995...................................   F-6
EQUITY INCOME PORTFOLIO
  Statement of Assets and Liabilities as of December 31, 1995........................  F-11
  Statement of Operations for the year ended December 31, 1995.......................  F-12
  Statements of Changes in Net Assets for the two years ended December 31, 1995 and
     1994............................................................................  F-13
  Portfolio of Investments as of December 31, 1995...................................  F-14
INTERMEDIATE TERM BOND PORTFOLIO
  Statement of Assets and Liabilities as of December 31, 1995........................  F-20
  Statement of Operations for the year ended December 31, 1995.......................  F-21
  Statements of Changes in Net Assets for the two years ended December 31, 1995 and
     1994............................................................................  F-22
  Portfolio of Investments as of December 31, 1995...................................  F-23
LONG TERM BOND PORTFOLIO
  Statement of Assets and Liabilities as of December 31, 1995........................  F-25
  Statement of Operations for the year ended December 31, 1995.......................  F-26
  Statements of Changes in Net Assets for the two years ended December 31, 1995 and
     1994............................................................................  F-27
  Portfolio of Investments as of December 31, 1995...................................  F-28
DIVERSIFIED PORTFOLIO
  Statement of Assets and Liabilities as of December 31, 1995........................  F-30
  Statement of Operations for the year ended December 31, 1995.......................  F-31
  Statements of Changes in Net Assets for the two years ended December 31, 1995 and
     1994............................................................................  F-32
  Portfolio of Investments as of December 31, 1995...................................  F-33
GOVERNMENT SECURITIES PORTFOLIO
  Statement of Assets and Liabilities as of December 31, 1995........................  F-38
  Statement of Operations for the year ended December 31, 1995.......................  F-39
  Statements of Changes in Net Assets for the two years ended December 31, 1995 and
     1994............................................................................  F-40
  Portfolio of Investments as of December 31, 1995...................................  F-41
MONEY MARKET PORTFOLIO
  Statement of Assets and Liabilities as of December 31, 1995........................  F-42
  Statement of Operations for the year ended December 31, 1995.......................  F-43
  Statements of Changes in Net Assets for the two years ended December 31, 1995 and
     1994............................................................................  F-44
  Portfolio of Investments as of December 31, 1995...................................  F-45
NOTES TO FINANCIAL STATEMENTS for the two years ended
  December 31, 1995 and 1994.........................................................  F-47

                             MONY SERIES FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of MONY Series Fund, Inc.:


     We have audited the accompanying statements of assets and liabilities of the MONY Series Fund, Inc. (comprising, the Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Money Market, and Government Securities Portfolios), including the portfolios of investments, as of December 31, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended for all the Portfolios except Government Securities Portfolio for which the period is for the four years ended December 31, 1995 and for the period from May 1, 1991 (commencement of operations) to December 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting MONY Series Fund, Inc. as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.



                                          COOPERS & LYBRAND L.L.P.



New York, New York


February 16, 1996

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1995


                                     ASSETS
Securities, at value (cost $1,360,767) (Note 2)..................................  $1,770,591
Cash.............................................................................     110,675
Dividends receivable.............................................................       2,076
                                                                                   ----------
          Total assets...........................................................   1,883,342
                                                                                   ----------
                                   LIABILITIES
Payable for fund shares redeemed.................................................         239
Accrued expenses:
     Investment advisory fees....................................................         638
     Custodian fees..............................................................         902
     Professional fees...........................................................       7,226
     Insurance fees..............................................................         768
                                                                                   ----------
          Total liabilities......................................................       9,773
                                                                                   ----------
Net assets.......................................................................  $1,873,569
                                                                                    =========
Net assets consist of:
     Capital stock--authorized 150,000,000 shares of $.01 par value; outstanding,
      74,621 shares..............................................................  $      746
     Additional paid-in capital..................................................   1,465,664
     Distribution in excess of realized capital gains............................      (2,665)
     Net unrealized appreciation of investments..................................     409,824
                                                                                   ----------
          Total net assets.......................................................  $1,873,569
                                                                                    =========
Net asset value per share of outstanding capital stock ($1,873,569/74,621
  shares)........................................................................  $    25.11
                                                                                    =========


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            EQUITY GROWTH PORTFOLIO



                            STATEMENT OF OPERATIONS



                      FOR THE YEAR ENDED DECEMBER 31, 1995



Investment income:
     Dividends....................................................................  $ 25,185
     Interest.....................................................................    23,269
                                                                                    --------
          Total investment income.................................................    48,454
                                                                                    --------
Expenses:
     Investment advisory fees (Note 3)............................................     7,056
     Custodian fees...............................................................     6,540
     Professional fees............................................................     8,042
     Director fees................................................................       321
     Miscellaneous fees...........................................................       378
                                                                                    --------
          Total expenses..........................................................    22,337
          Expense reduction.......................................................      (766)
                                                                                    --------
          Net expenses............................................................    21,571
                                                                                    --------
Net investment income.............................................................    26,883
                                                                                    --------
Realized and unrealized gain on investments (Note 2):
     Realized gain from security transactions:
          Proceeds from sales.....................................................   535,224
          Cost of securities sold.................................................   441,492
                                                                                    --------
Net realized gain on investments..................................................    93,732
Net increase in unrealized appreciation of investments............................   349,191
                                                                                    --------
Net realized and unrealized gain on investments...................................   442,923
                                                                                    --------
Net increase in net assets resulting from operations..............................  $469,806
                                                                                    ========


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            EQUITY GROWTH PORTFOLIO



                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                     FOR THE          FOR THE
                                                                    YEAR ENDED       YEAR ENDED
                                                                   DECEMBER 31,     DECEMBER 31,
                                                                       1995             1994
                                                                   ------------     ------------
From operations:
     Net investment income.......................................   $   26,883      $    623,681
     Net realized gains on investments (Note 2)..................       93,732         3,590,837
     Net increase (decrease) in unrealized appreciation of
      investments................................................      349,191        (6,489,649)
                                                                    ----------      ------------
Net increase (decrease) in net assets resulting from
  operations.....................................................      469,806        (2,275,131)
                                                                    ----------      ------------
Dividends and distributions to shareholders from:
     Net investment income
       ($.39 and $.36 per share)(Note 4).........................      (26,948)          (26,307)
     Net realized gain from investment transactions
       ($1.34 and $.20 per share)(Note 4)........................      (93,732)          (14,490)
     Distribution in excess of realized capital gains
       ($.04 and $.00 per share)(Note 4).........................       (2,611)                0
                                                                    ----------      ------------
          Total dividends and distributions to shareholders......     (123,291)          (40,797)
                                                                    ----------      ------------
From capital stock transactions:
     Proceeds from issuance of shares
       (14,901 and 725,845 shares) (Note 5)......................      348,609        14,972,346
     Proceeds from dividends and distributions reinvested
       (4,910 and 1,981 shares) (Note 4).........................      123,291            40,797
     Net asset value of shares redeemed
       (20,796 and 3,500,693 shares).............................     (501,382)      (70,104,135)
                                                                    ----------      ------------
Net decrease in net assets resulting from capital stock
  transactions...................................................      (29,482)      (55,090,992)
                                                                    ----------      ------------
Net increase (decrease) in net assets............................      317,033       (57,406,920)
Net assets beginning of year.....................................    1,556,536        58,963,456
                                                                    ----------      ------------
Net assets end of year (including undistributed net investment
  income of $0 and $65, respectively)............................   $1,873,569      $  1,556,536
                                                                    ==========      ============


                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1995


                                                                                       VALUE
 SHARES                                                                               (NOTE 2)
--------                                                                             ----------
            COMMON STOCKS--89.2%
            AEROSPACE/DEFENSE--0.9%
     200    Boeing Co. ............................................................  $   15,675
                                                                                       --------
            AIRLINES--4.3%
     300    AMR Corp.*.............................................................      22,275
     300    Delta Airlines Inc. ...................................................      22,163
     200    UAL Corp. .............................................................      35,700
                                                                                       --------
                                                                                         80,138
                                                                                       --------
            AUTOMOBILES--2.4%
     400    Chrysler Corp. ........................................................      22,150
     400    Ford Motor Co. ........................................................      11,600
     200    General Motors Corp. Class (E).........................................      10,575
                                                                                       --------
                                                                                         44,325
                                                                                       --------
            BANKS/MAJOR--2.1%
     200    Bankamerica Corp. .....................................................      12,950
     400    Citicorp...............................................................      26,900
                                                                                       --------
                                                                                         39,850
                                                                                       --------
            BANKS/REGIONAL--2.3%
     400    Banc One, Corp. .......................................................      15,100
     200    First Interstate Bancorp...............................................      27,300
                                                                                       --------
                                                                                         42,400
                                                                                       --------
            BEVERAGES--1.6%
     400    Coca-Cola Co. .........................................................      29,700
                                                                                       --------
            BIOTECHNOLOGY--1.3%
     400    Amgen, Inc.*...........................................................      23,750
                                                                                       --------
            CABLETELEVISION--1.5%
     700    Comcast Corp. Class (A)................................................      12,731
     150    Tele Communications, Inc./Liberty Media Group, Series (A)*.............       4,031
     600    Tele Communications, Inc./TCI Group, Series (A)*.......................      11,925
                                                                                       --------
                                                                                         28,687
                                                                                       --------
            CHEMICALS--4.0%
     100    Dow Chemical Co. ......................................................       7,038
     300    duPont (E.I.) de Nemours & Co. ........................................      20,963
     400    Hercules, Inc. ........................................................      22,550
     200    Monsanto, Co. .........................................................      24,500
                                                                                       --------
                                                                                         75,051
                                                                                       --------


                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1995


                                                                                       VALUE
 SHARES                                                                               (NOTE 2)
                                                                                      --------
            COMMUNICATION SERVICES--0.6%
     400    Airtouch Communications Inc.*..........................................  $   11,300
                                                                                       --------
            COSMETICS--0.6%
     200    Gillette Co. ..........................................................      10,425
                                                                                       --------
            DRUGS--9.1%
     500    Merck & Co., Inc. .....................................................      32,875
     600    Pfizer Inc. ...........................................................      37,800
     500    Pharmacia & Upjohn Inc. ...............................................      27,750
     600    Schering-Plough Corp. .................................................      19,375
     500    Smithkline Beecham, PLC, ADR+..........................................      32,850
     200    Warner Lambert Co. ....................................................      19,425
                                                                                       --------
                                                                                        170,075
                                                                                       --------
            ELECTRIC--2.8%
     200    Emerson Electric Co. ..................................................      16,350
     500    General Electric Co. ..................................................      36,000
                                                                                       --------
                                                                                         52,350
                                                                                       --------
            ELECTRONICS--5.3%
     500    AMP, Inc. .............................................................      19,188
     200    Applied Materials, Inc.*...............................................       7,875
     200    Hewlett-Packard Co. ...................................................      16,750
     200    Intel Corp. ...........................................................      11,350
     300    Motorola, Inc. ........................................................      17,100
     600    Silicon Graphics, Inc.*................................................      16,500
     200    Texas Instruments, Inc. ...............................................      10,350
                                                                                       --------
                                                                                         99,113
                                                                                       --------
            ENGINEERING & CONSTRUCTION--2.0%
     300    Fluor, Corp. ..........................................................      19,800
     400    Foster Wheeler Corp. ..................................................      17,000
                                                                                       --------
                                                                                         36,800
                                                                                       --------
            ENTERTAINMENT--4.7%
     400    Disney (Walt) Co. .....................................................      23,600
   1,000    News Corp., ADR+.......................................................      21,375
     500    Time Warner, Inc. .....................................................      18,937
     500    Viacom, Inc. Class (B)*................................................      23,688
                                                                                       --------
                                                                                         87,600
                                                                                       --------


                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1995


                                                                                       VALUE
 SHARES                                                                               (NOTE 2)
                                                                                      --------
            FINANCIAL SERVICES--2.9%
     200    Federal Home Loan Mortgage Corp. ......................................  $   16,700
     300    Federal National Mortgage Assoc. ......................................      37,238
                                                                                       --------
                                                                                         53,938
                                                                                       --------
            FOOD PRODUCTS--0.6%
     200    General Mills Inc. ....................................................      11,550
                                                                                       --------
            FOREST PRODUCTS--0.4%
     100    Georgia-Pacific Corp. .................................................       6,863
                                                                                       --------
            HOSPITAL MANAGEMENT--2.9%
     400    Columbia/HCA Healthcare Corp. .........................................      20,300
     100    Oxford Health Plans, Inc.*.............................................       7,388
     200    United Healthcare Corp. ...............................................      13,100
     300    U.S. Healthcare, Inc. .................................................      13,950
                                                                                       --------
                                                                                         54,738
                                                                                       --------
            HOSPITAL SUPPLIES--1.4%
     300    Johnson & Johnson......................................................      25,688
                                                                                       --------
            INSURANCE--2.3%
     300    American International Group, Inc. ....................................      27,750
     100    General Re Corp. ......................................................      15,500
                                                                                       --------
                                                                                         43,250
                                                                                       --------
            MACHINERY--3.4%
     300    Case Corp. ............................................................      13,725
     200    Caterpillar, Inc. .....................................................      11,750
     600    Deere & Co. ...........................................................      21,150
     500    Ingersoll-Rand Co. ....................................................      17,563
                                                                                       --------
                                                                                         64,188
                                                                                       --------
            METALS--1.7%
     600    Aluminum Company of America............................................      31,725
                                                                                       --------
            OFFICE & BUSINESS EQUIPMENT--4.2%
     300    Compaq Computer Corp.*.................................................      14,400
     200    General Motors, Corp. Class (E)........................................      10,400
   1,000    Inference Corp. Class (A)..............................................      19,000
     100    International Business Machines Corp. .................................       9,175
     100    Microsoft, Corp.*......................................................       8,775
     400    Oracle Corp.*..........................................................      16,950
                                                                                       --------
                                                                                         78,700
                                                                                       --------


                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1995


                                                                                       VALUE
 SHARES                                                                               (NOTE 2)
                                                                                      --------
            OIL--DOMESTIC--0.9%
     100    Atlantic Richfield Co. ................................................  $   11,075
     200    Union Pacific Resources Group Inc. ....................................       5,075
                                                                                       --------
                                                                                         16,150
                                                                                       --------
            OIL--INTERNATIONAL--6.4%
     300    Amoco Corp. ...........................................................      21,563
     101    British Petroleum, PLC. ...............................................      10,315
     400    Chevron Corp. .........................................................      21,000
     200    Exxon Corp. ...........................................................      16,025
     200    Mobil Corp. ...........................................................      22,400
     100    Royal Dutch Petroleum Co. .............................................      14,113
     200    Texaco, Inc. ..........................................................      15,700
                                                                                       --------
                                                                                        121,116
                                                                                       --------
            PAPER--1.8%
     400    Fort Howard Corp.*.....................................................       9,000
     400    International Paper Co. ...............................................      15,150
     200    Mead Corp. ............................................................      10,450
                                                                                       --------
                                                                                         34,600
                                                                                       --------
            POLLUTION CONTROL--1.7%
     500    Browning-Ferris Inds., Inc. ...........................................      14,750
     600    WMX Technologies, Inc. ................................................      17,925
                                                                                       --------
                                                                                         32,675
                                                                                       --------
            RAILROADS--1.8%
     200    Burlington Northern Sante Fe Corp. ....................................      15,600
     400    CSX Corp. .............................................................      18,250
                                                                                       --------
                                                                                         33,850
                                                                                       --------
            RESTAURANTS--0.9%
     400    McDonald's Corp. ......................................................      18,050
                                                                                       --------
            SOAPS--0.9%
     200    Procter & Gamble Co. ..................................................      16,600
                                                                                       --------
            SPECIALTY RETAIL SALES--2.0%
     300    GAP Inc. ..............................................................      12,600
     200    Nautica Enterprises, Inc.*.............................................       8,750
     400    Tommy Hilfiger Corp.*..................................................      16,950
                                                                                       --------
                                                                                         38,300
                                                                                       --------
            TELECOMMUNICATIONS--0.9%
     500    Worldcom Inc.*.........................................................      17,625
                                                                                       --------


                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1995


                                                                                       VALUE
 SHARES                                                                               (NOTE 2)
                                                                                      --------
            TELECOMMUNICATIONS EQUIPMENT--4.5%
     300    Cabletron Systems, Inc.*...............................................  $   24,300
     200    Cisco Systems, Inc.*...................................................      14,926
     300    DSC Communications Corp.*..............................................      11,064
     700    Ericsson (L.M.) Telephone, Co. Class (B)...............................      13,650
     200    Nokia Corp. ADS........................................................       7,775
     400    Octel Communications Corp. ............................................      12,900
                                                                                       --------
                                                                                         84,615
                                                                                       --------
            TELECOMMUNICATIONS SOFTWARE--0.2%
     100    Maxis Inc. ............................................................       3,800
                                                                                       --------
            TOBACCO--1.9%
     400    Philip Morris Cos., Inc. ..............................................      36,191
                                                                                       --------
            Total Common Stocks (cost $1,261,627)..................................   1,671,451
                                                                                       --------



PRINCIPAL
 AMOUNT
--------
            U.S. GOVERNMENT AGENCY OBLIGATIONS--5.3%
$100,000    Federal Home Loan Mortgage Co., 5.53%, due 02/26/96....................        99,140
                                                                                       ----------
            Total U.S. Government Agency Obligations (cost $99,140)................        99,140
                                                                                       ----------
            Total Investments (cost $1,360,767)............................    94.5%    1,770,591
            Other Assets less Liabilities..................................     5.5%      102,978
                                                                              -----    ----------
            Net Assets.....................................................   100.0%   $1,873,569
                                                                              =====     =========
The aggregate cost of securities for federal income tax purposes at December 31, 1995 is
  $1,363,432.
     The following amounts are based on costs for federal income tax purposes.
            Aggregate gross unrealized appreciation................................    $  427,160
            Aggregate gross unrealized depreciation................................       (20,001)
                                                                                       ----------
            Net unrealized appreciation............................................    $  407,159
                                                                                        =========


---------------

* Non-income producing security as defined by the Investment Company Act of 1940.


+ American Depository Receipts.


  Percentages are based on net assets.


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            EQUITY INCOME PORTFOLIO



                      STATEMENT OF ASSETS AND LIABILITIES



                               DECEMBER 31, 1995



                                     ASSETS
Securities, at value (cost $13,736,293) (Note 2)................................  $18,037,659
Cash............................................................................       72,379
Receivable for fund shares sold.................................................            9
Dividends receivable............................................................       38,933
                                                                                  -----------
          Total assets..........................................................   18,148,980
                                                                                  -----------
                                  LIABILITIES
Payable for fund shares redeemed................................................       35,726
Accrued expenses:
  Investment advisory fees......................................................        6,184
  Custodian fees................................................................        1,447
  Professional fees.............................................................       10,470
  Insurance fees................................................................        4,118
                                                                                  -----------
          Total liabilities.....................................................       57,945
                                                                                  -----------
Net assets......................................................................  $18,091,035
                                                                                   ==========
Net assets consist of:
  Capital stock--authorized 150,000,000 shares of $.01 par value; outstanding,
     922,757 shares.............................................................  $     9,228
  Additional paid-in capital....................................................   13,751,975
  Undistributed net investment income...........................................       28,990
  Distributions in excess of realized capital gains.............................         (524)
  Net unrealized appreciation of investments....................................    4,301,366
                                                                                  -----------
          Total net assets......................................................  $18,091,035
                                                                                   ==========
Net asset value per share of outstanding capital stock ($18,091,035/922,757
  shares).......................................................................       $19.61


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            EQUITY INCOME PORTFOLIO



                            STATEMENT OF OPERATIONS



                      FOR THE YEAR ENDED DECEMBER 31, 1995



Investment income:
     Dividends...................................................................  $  524,805
     Interest....................................................................     178,726
                                                                                   ----------
          Total investment income................................................     703,531
                                                                                   ----------
Expenses:
     Investment advisory fees (Note 3)...........................................      68,915
     Custodian fees..............................................................       9,342
     Professional fees...........................................................      10,071
     Director fees...............................................................       4,104
     Miscellaneous fees..........................................................       3,648
                                                                                   ----------
            Total expenses.......................................................      96,080
            Expense reduction....................................................        (769)
                                                                                   ----------
            Net expenses.........................................................      95,311
                                                                                   ----------
Net investment income............................................................     608,220
                                                                                   ----------
Realized and unrealized gain on investments (Note 2):
     Realized gain from security transactions:
          Proceeds from sales....................................................   3,873,059
          Cost of securities sold................................................   3,508,043
                                                                                   ----------
Net realized gain on investments.................................................     365,016
Net increase in unrealized appreciation of investments...........................   3,968,525
                                                                                   ----------
Net realized and unrealized gain on investments..................................   4,333,541
                                                                                   ----------
Net increase in net assets resulting from operations.............................  $4,941,761
                                                                                   ==========


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            EQUITY INCOME PORTFOLIO



                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                      FOR THE         FOR THE
                                                                     YEAR ENDED     YEAR ENDED
                                                                    DECEMBER 31,   DECEMBER 31,
                                                                        1995           1994
                                                                    ------------   -------------
From operations:
     Net investment income........................................  $    608,220   $   2,839,111
     Net realized gain on investments (Note 2)....................       365,016      18,303,505
     Net increase (decrease) in unrealized appreciation of
      investments.................................................     3,968,525     (21,708,034)
                                                                    ------------    ------------
Net increase (decrease) in net assets resulting from operations...     4,941,761        (565,418)
                                                                    ------------    ------------
Dividends and distributions to shareholders from:
     Net investment income
       ($.65 and $.64 per share) (Note 4).........................      (567,903)       (628,966)
     Net realized gain from investment transactions
       ($.41 and $.39 per share) (Note 4).........................      (365,016)       (377,073)
                                                                    ------------    ------------
Total dividends and distributions.................................      (932,919)     (1,006,039)
                                                                    ------------    ------------
From capital stock transactions:
     Proceeds from issuance of shares
       (26,583 and 1,068,394 shares) (Note 5).....................       489,847      17,693,623
     Proceeds from dividends and distributions reinvested
       (47,574 and 64,780 shares) (Note 4)........................       932,919       1,006,039
     Net asset value of shares redeemed
       (195,103 and 9,301,832 shares).............................    (3,545,498)   (152,253,591)
                                                                    ------------    ------------
Net decrease in net assets resulting from capital stock
  transactions....................................................    (2,122,732)   (133,553,929)
                                                                    ------------    ------------
Net increase (decrease) in net assets.............................     1,886,110    (135,125,386)
Net assets beginning of year......................................    16,204,925     151,330,311
                                                                    ------------    ------------
Net assets end of year (including undistributed net investment
  income of $28,990 and $0, respectively).........................  $ 18,091,035   $  16,204,925
                                                                    ============    ============


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            EQUITY INCOME PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 1995



                                                                                       VALUE
 SHARES                                                                              (NOTE 2)
--------                                                                            -----------
            COMMON STOCKS--94.7%
            AEROSPACE/DEFENSE--2.1%
   3,000    Northrop Grumman Corp. ...............................................  $   192,000
   2,000    United Technologies Corp. ............................................      189,750
                                                                                     ----------
                                                                                        381,750
                                                                                     ----------
            AUTOMOBILES--1.4%
   2,500    Chrysler Corp. .......................................................      138,438
   4,000    Ford Motor, Co. ......................................................      116,000
                                                                                     ----------
                                                                                        254,438
                                                                                     ----------
            AUTO PARTS--1.3%
   8,000    Dana Corp. ...........................................................      234,000
                                                                                     ----------
            BANKS--2.7%
   3,000    Bank of New York Co., Inc. ...........................................      146,250
   2,000    Bankamerica Corp. ....................................................      129,500
   2,000    Chase Manhattan Corp. ................................................      121,250
   1,500    Chemical Banking Corp. ...............................................       88,125
                                                                                     ----------
                                                                                        485,125
                                                                                     ----------
            BANK/REGIONAL--3.0%
   3,500    Banc One, Corp. ......................................................      132,125
   1,500    First Interstate Bancorp..............................................      204,750
   2,500    First Union Corp. ....................................................      139,063
   1,000    Nationsbank Corp. ....................................................       69,625
                                                                                     ----------
                                                                                        545,563
                                                                                     ----------
            CHEMICALS--3.3%
     700    Dow Chemical Co. .....................................................       49,262
   2,500    duPont (E.I.) de Nemours & Co. .......................................      174,688
   2,000    Monsanto Co. .........................................................      245,000
     500    Olin Corp. ...........................................................       37,125
   3,000    Witco Corp. ..........................................................       87,750
                                                                                     ----------
                                                                                        593,825
                                                                                     ----------



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            EQUITY INCOME PORTFOLIO



                      PORTFOLIO OF INVESTMENTS (CONTINUED)



                               DECEMBER 31, 1995



                                                                                       VALUE
 SHARES                                                                              (NOTE 2)
--------                                                                            ----------
            CONGLOMERATES--4.2%
   3,000    Gatx Corp. ...........................................................  $   145,875
   3,000    General Signal Corp. .................................................       97,125
   3,000    Harsco Corp. .........................................................      174,375
   8,000    Ogden Corp. ..........................................................      171,000
   2,500    Textron Inc. .........................................................      168,750
                                                                                     ----------
                                                                                        757,125
                                                                                     ----------
            COSMETICS--1.2%
   3,000    Avon Products, Inc. ..................................................      226,125
                                                                                     ----------
            DRUGS--10.9%
   2,500    American Home Products Corp. .........................................      242,500
   5,000    Baxter International, Inc. ...........................................      209,375
   2,000    Bristol Myers Squibb Co...............................................      171,750
   4,000    Merck and Co., Inc. ..................................................      263,000
   4,000    Pfizer Inc. ..........................................................      252,000
   5,000    Pharmacia & Upjohn Inc. ..............................................      193,750
   4,000    Schering-Plough Corp. ................................................      219,000
   4,000    Smithkline Beecham P.L.C. ............................................      222,000
   2,000    Warner Lambert Co.....................................................      194,250
                                                                                     ----------
                                                                                      1,967,625
                                                                                     ----------
            ELECTRICAL EQUIPMENT--3.5%
   3,000    Emerson Electric Co...................................................      245,250
   4,500    General Electric, Co..................................................      324,000
   1,000    Hubbel, Inc. .........................................................       65,750
                                                                                     ----------
                                                                                        635,000
                                                                                     ----------
            ELECTRONICS--3.2%
   2,000    AMP, Inc. ............................................................       76,750
   3,000    Harris Corp. .........................................................      163,875
   3,000    Honeywell Inc. .......................................................      145,875
   2,500    Thomas & Betts, Corp. ................................................      184,375
                                                                                     ----------
                                                                                        570,875
                                                                                     ----------
            FOOD--0.3%
   1,000    General Mills, Inc. ..................................................       57,750
                                                                                     ----------
            FOREST PRODUCTS--0.8%
   3,500    Weyerhaeuser Co.......................................................      151,375
                                                                                     ----------
            HOSPITAL MANAGEMENT--1.0%
   4,000    U.S. Health Care Inc. ................................................      186,000
                                                                                     ----------



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            EQUITY INCOME PORTFOLIO



                      PORTFOLIO OF INVESTMENTS (CONTINUED)



                               DECEMBER 31, 1995



                                                                                       VALUE
 SHARES                                                                              (NOTE 2)
--------                                                                            ----------
            INSURANCE--4.4%
   3,000    Aetna Life & Casualty Co..............................................  $   207,750
   4,000    Allstate Corp. .......................................................      164,500
   2,000    CIGNA Corp. ..........................................................      206,500
   4,000    Lincoln National Corp. ...............................................      215,000
                                                                                     ----------
                                                                                        793,750
                                                                                     ----------
            MACHINERY--3.2%
   2,500    Cooper Industries, Inc. ..............................................       91,875
   6,000    Deere & Co............................................................      211,500
   4,000    Goulds Pumps, Inc. ...................................................      100,000
   1,000    Hardinge Brothers, Inc. ..............................................       26,000
   3,800    Timken Co.............................................................      145,350
                                                                                     ----------
                                                                                        574,725
                                                                                     ----------
            METALS--1.8%
   4,000    Carpenter Technology Corp. ...........................................      164,500
   6,000    Freeport McMoRan Copper and Gold, Inc. ...............................      168,000
                                                                                     ----------
                                                                                        332,500
                                                                                     ----------
            MISCELLANEOUS--2.9%
   3,500    Grace (W.R) & Co. ....................................................      206,938
   2,500    Minnesota Mining & Manufacturing Co. .................................      165,625
   3,000    Tenneco, Inc. ........................................................      148,875
                                                                                     ----------
                                                                                        521,438
                                                                                     ----------
            MISCELLANEOUS FINANCE--2.5%
   5,000    American Express Co. .................................................      206,875
   2,000    Federal National Mortgage Assn. ......................................      248,250
                                                                                     ----------
                                                                                        455,125
                                                                                     ----------
            OFFICE & BUSINESS EQUIPMENT--2.3%
   3,000    Pitney-Bowes, Inc. ...................................................      141,000
   2,000    Xerox Corp. ..........................................................      274,000
                                                                                     ----------
                                                                                        415,000
                                                                                     ----------
            OIL--DOMESTIC--2.0%
   1,800    Amoco, Corp. .........................................................      129,375
   1,500    Atlantic Richfield Co. ...............................................      166,125
   3,000    Occidental Petroleum Corp. ...........................................       64,125
                                                                                     ----------
                                                                                        359,625
                                                                                     ----------



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            EQUITY INCOME PORTFOLIO



                      PORTFOLIO OF INVESTMENTS (CONTINUED)



                               DECEMBER 31, 1995



                                                                                       VALUE
 SHARES                                                                              (NOTE 2)
--------                                                                            ----------
            OIL--INTERNATIONAL--5.8%
   1,000    British Petroleum.....................................................  $   102,125
   4,000    Chevron, Corp. .......................................................      210,000
   2,500    Exxon Corp. ..........................................................      200,313
   1,500    Mobil Corp. ..........................................................      168,000
   1,500    Royal Dutch Petroleum Co. ............................................      211,687
   2,000    Texaco, Inc. .........................................................      157,000
                                                                                     ----------
                                                                                      1,049,125
                                                                                     ----------
            OIL-SERVICE & DRILLING--2.4%
   3,000    Dresser Industries, Inc. .............................................       73,125
   2,000    Halliburton Co. ......................................................      101,250
   2,000    McDermott International, Inc. ........................................       44,000
   5,000    Williams (The) Companies Inc. ........................................      219,375
                                                                                     ----------
                                                                                        437,750
                                                                                     ----------
            PAPER--1.5%
   3,500    Federal Paper Board Co., Inc. ........................................      181,563
   2,000    Union Camp Corp. .....................................................       95,250
                                                                                     ----------
                                                                                        276,813
                                                                                     ----------
            PHOTOGRAPHY--1.1%
   3,000    Eastman Kodak Co. ....................................................      201,000
                                                                                     ----------
            PUBLISHING--3.7%
   3,000    Dun & Bradstreet Corporation..........................................      194,250
   3,000    McGraw-Hill Companies Inc. ...........................................      261,375
   4,000    Readers Digest Assn. Inc. ............................................      205,000
                                                                                     ----------
                                                                                        660,625
                                                                                     ----------
            RAILROADS--1.9%
   2,000    Conrail Inc. .........................................................      140,000
   2,500    Norfolk Southern Corp. ...............................................      198,438
                                                                                     ----------
                                                                                        338,438
                                                                                     ----------



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            EQUITY INCOME PORTFOLIO



                      PORTFOLIO OF INVESTMENTS (CONTINUED)



                               DECEMBER 31, 1995



                                                                                       VALUE
 SHARES                                                                              (NOTE 2)
--------                                                                            ----------
            REAL ESTATE--3.4%
   2,000    Avalon Properties Inc. ...............................................  $    43,000
   2,000    Bay Apartment Community, Inc. ........................................       48,500
   2,000    Developers Diversified Realty.........................................       60,000
   2,000    Equity Residential Properties Trust...................................       61,250
   3,200    Felcor Suite Hotels Inc. .............................................       88,800
   5,500    Healthcare Property Investors, Inc. ..................................      193,188
   2,000    Healthcare Trust......................................................       46,000
   2,000    Irvine Apartment Communities, Inc. ...................................       38,500
   2,000    Redwood Trust Inc. ...................................................       36,500
                                                                                     ----------
                                                                                        615,738
                                                                                     ----------
            RETAIL SALES--0.9%
   1,000    Penney (J.C.) Co., Inc. ..............................................       47,625
   2,000    May Department Stores Co. ............................................       84,500
   1,000    Sears Roebuck & Co. ..................................................       39,000
                                                                                     ----------
                                                                                        171,125
                                                                                     ----------
            SAVINGS & LOANS--2.2%
   7,000    Ahmanson (H.F.) & Co. ................................................      185,500
   8,000    Great Western Financial Corp. ........................................      204,000
                                                                                     ----------
                                                                                        389,500
                                                                                     ----------
            TOBACCO--2.2%
   3,000    American Brands Inc. .................................................      133,875
   3,000    Philip Morris Companies, Inc. ........................................      271,500
                                                                                     ----------
                                                                                        405,375
                                                                                     ----------
            UTILITIES--ELECTRIC--2.9%
   3,000    American Electric Power Co. Inc. .....................................      121,500
   4,000    Carolina Power & Light Co. ...........................................      138,000
   3,000    FPL Group, Inc. ......................................................      139,125
   5,000    Southern Co. .........................................................      123,125
                                                                                     ----------
                                                                                        521,750
                                                                                     ----------



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            EQUITY INCOME PORTFOLIO



                      PORTFOLIO OF INVESTMENTS (CONTINUED)



                               DECEMBER 31, 1995



                                                                                       VALUE
 SHARES                                                                              (NOTE 2)
--------                                                                            -----------
            UTILITIES--TELEPHONE--8.7%
   3,000    Ameritech Corp. ......................................................  $   177,000
   2,500    Bell Atlantic Corp. ..................................................      167,185
   4,000    Bellsouth Corp. ......................................................      174,000
   4,000    GTE Corp. ............................................................      176,000
   2,500    NYNEX Corp. ..........................................................      135,000
   5,000    Pacific Telesis Group.................................................      168,125
   3,000    SBC Communications Inc. ..............................................      172,500
   4,000    Sprint, Corp. ........................................................      159,500
   5,000    U.S. West Inc. .......................................................      178,750
   3,500    U.S. West Media Group.................................................       66,500
                                                                                     ----------
                                                                                      1,574,560
                                                                                     ----------
            Total Common Stocks (cost $12,839,172)................................   17,140,538
                                                                                     ----------



PRINCIPAL
 AMOUNT
--------
            COMMERCIAL PAPER--4.4%
$400,000    Chevron Oil Finance Co., 5.75%, due 01/12/96..........................      399,297
 400,000    Household Finance Corp., 5.77%, due 01/26/96..........................      398,397
                                                                                    -----------
            Total Commercial Paper (cost $797,694)................................      797,694
                                                                                    -----------
            U.S. GOVERNMENT AGENCY OBLIGATIONS--0.6%
 100,000    Federal National Mortgage Assn., 5.43%, due 02/08/96..................       99,427
                                                                                    -----------
            Total U.S. Government Agency Obligations (cost $99,427)...............       99,427
                                                                                    -----------
            Total Investments (cost $13,736,293)........................   99.7%       18,037,659
            Other Assets less Liabilities...............................    0.3%           53,376
                                                                          -----       -----------
            Net Assets..................................................  100.0%      $18,091,035
                                                                          =====        ==========



The aggregate cost of securities for federal income tax purpose at December 31, 1995 is $13,741,323.



     The following amounts are based on costs for federal income tax purposes:
          Aggregate gross unrealized appreciation................................  $4,359,024
          Aggregate gross unrealized depreciation................................     (62,688)
                                                                                   ----------
          Net unrealized appreciation............................................  $4,296,336
                                                                                   ==========


---------------


Percentages are based on net assets.



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                        INTERMEDIATE TERM BOND PORTFOLIO



                      STATEMENT OF ASSETS AND LIABILITIES



                               DECEMBER 31, 1995



ASSETS
Securities, at value (cost $35,886,047) (Note 2)................................  $36,698,721
Cash............................................................................      298,188
Interest receivable.............................................................      483,986
Receivable for fund shares sold.................................................       72,921
                                                                                  -----------
          Total assets..........................................................   37,553,816
                                                                                  -----------
LIABILITIES
Payable for fund shares redeemed................................................        2,810
Accrued expenses:
     Investment advisory fees...................................................       12,500
     Custodian fees.............................................................          597
     Professional fees..........................................................       13,241
     Insurance fees.............................................................        4,835
                                                                                  -----------
          Total liabilities.....................................................       33,983
                                                                                  -----------
Net assets......................................................................  $37,519,833
                                                                                  ===========
Net assets consist of:
     Capital stock--authorized 150,000,000 shares of $.01 par value;
      outstanding,
       3,548,486 shares.........................................................  $    35,485
     Additional paid-in capital.................................................   36,705,742
     Accumulated net realized loss on investments...............................      (34,068)
     Net unrealized appreciation of investments.................................      812,674
                                                                                  -----------
          Total net assets......................................................  $37,519,833
                                                                                  ===========
Net asset value per share of outstanding capital stock ($37,519,833/3,548,486
  shares).......................................................................       $10.57
                                                                                       ------
                                                                                       ------



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                        INTERMEDIATE TERM BOND PORTFOLIO



                            STATEMENT OF OPERATIONS



                      FOR THE YEAR ENDED DECEMBER 31, 1995



Investment income:
     Interest....................................................................  $2,258,903
                                                                                   ----------
Expenses:
     Investment advisory fees (Note 3)...........................................     136,962
     Custodian fees..............................................................       5,555
     Professional fees...........................................................      13,560
     Director fees...............................................................       8,107
     Miscellaneous fees..........................................................       4,935
                                                                                   ----------
          Total expenses.........................................................     169,119
          Expense reduction......................................................      (1,253)
                                                                                   ----------
          Net expenses...........................................................     167,866
                                                                                   ----------
Net investment income............................................................   2,091,037
                                                                                   ----------
Realized and unrealized gain (loss) on investments (Note 2):
     Realized gain from security transactions:
          Proceeds from sales....................................................   9,615,852
          Cost of securities sold................................................   9,616,195
                                                                                   ----------
Net realized loss on investments.................................................        (343)
Net increase in unrealized appreciation of investments...........................   2,636,279
                                                                                   ----------
Net realized and unrealized gain on investments..................................   2,635,936
                                                                                   ----------
Net increase in net assets resulting from operations.............................  $4,726,973
                                                                                   ==========


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                        INTERMEDIATE TERM BOND PORTFOLIO



                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                        FOR THE        FOR THE
                                                                       YEAR ENDED     YEAR ENDED
                                                                      DECEMBER 31,   DECEMBER 31,
                                                                          1995           1994
                                                                      ------------   ------------
From operations:
     Net investment income..........................................  $  2,091,037   $  1,874,728
     Net realized losses on investments (Note 2)....................          (343)       (33,725)
     Net increase (decrease) in unrealized appreciation of
      investments...................................................     2,636,279     (2,355,107)
                                                                       -----------    -----------
Net increase (decrease) in net assets resulting from operations.....     4,726,973       (514,104)
                                                                       -----------    -----------
Dividends to shareholders from:
     Net investment income ($.63 and $.60 per share) (Note 4).......    (2,091,037)    (1,874,852)
                                                                       -----------    -----------
          Total dividends...........................................    (2,091,037)    (1,874,852)
                                                                       -----------    -----------
From capital stock transactions:
     Proceeds from issuance of shares
       (910,082 and 1,275,956 shares) (Note 5)......................     9,732,637     13,233,728
     Proceeds from dividends reinvested
       (197,828 and 192,293 shares) (Note 4)........................     2,091,037      1,874,852
     Net asset value of shares redeemed
       (871,850 and 1,136,700 shares)...............................    (9,223,470)   (11,762,099)
                                                                       -----------    -----------
Net increase in net assets resulting from capital stock
  transactions......................................................     2,600,204      3,346,481
                                                                       -----------    -----------
Net increase in net assets..........................................     5,236,140        957,525
Net assets beginning of year........................................    32,283,693     31,326,168
                                                                       -----------    -----------
Net assets end of year..............................................  $ 37,519,833   $ 32,283,693
                                                                       ===========    ===========


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                        INTERMEDIATE TERM BOND PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 1995



PRINCIPAL                                                                              VALUE
  AMOUNT                                                                             (NOTE 2)
----------                                                                          -----------
              CORPORATE BONDS AND NOTES--33.3%
$1,000,000    Associates Corp. of North America, 7.50%, due 05/15/99..............  $ 1,054,420
 1,000,000    Chase Manhattan Corp., 6.75%, due 08/15/08..........................    1,027,330
 1,000,000    Commonwealth Edison Co., 7.00%, due 07/01/05........................    1,037,140
 1,000,000    Connecticut Light & Power Co., 7.25%, due 07/01/99..................    1,027,530
 1,000,000    First Chicago Corp., 9.00%, due 06/15/99............................    1,100,360
 1,000,000    First Data Corp., 6.75%, due 07/15/05...............................    1,041,080
 1,000,000    General Electric Capital Corp., 8.65%, due 05/01/18.................    1,009,460
 1,000,000    Hertz Corp., senior sub., 10.125%, due 03/01/97.....................    1,050,620
 1,000,000    Laidlaw Inc., 7.70%, due 08/15/02...................................    1,074,790
 1,000,000    Potomac Edison Co., 8.00%, due 06/01/06.............................    1,053,620
 1,000,000    Provident Bank, 6.375%, due 01/15/04................................      994,960
 1,000,000    Standard Credit Card Master Trust Class (A), 6.55%, due 10/07/07....    1,031,280
                                                                                    -----------
              Total Corporate Bonds and Notes (cost $12,052,094)..................   12,502,590
                                                                                    -----------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--9.3%
   100,000    Federal National Mortgage Assn., 5.57%, due 01/03/96................       99,969
   150,000    Federal National Mortgage Assn., 5.59%, due 01/03/96................      149,953
   175,000    Federal National Mortgage Assn., 5.43%, due 02/08/96................      173,997
 2,000,000    Federal Home Loan Mortgage Corp. REMIC, Series 1574, 6.50%, due
              02/15/21............................................................    2,024,560
 1,000,000    Federal National Mortgage Assn. REMIC, Trust 94-75, 7.00%, due
              01/25/03............................................................    1,029,830
                                                                                    -----------
              Total U.S. Government Agency Obligations (cost $3,371,755)..........    3,478,309
                                                                                    -----------
              U.S. TREASURY OBLIGATIONS--30.4%
 1,000,000    U.S. Treasury Bond, 7.125%, due 02/15/23............................    1,142,180
 2,000,000    U.S. Treasury Notes, 6.375%, due 08/15/02...........................    2,101,240
 2,000,000    U.S. Treasury Notes, 4.750%, due 09/30/98...........................    1,975,000
 1,000,000    U.S. Treasury Notes, 4.750%, due 10/31/98...........................      986,560
 2,000,000    U.S. Treasury Notes, 6.875%, due 07/31/99...........................    2,099,360
 1,000,000    U.S. Treasury Notes, 7.125%, due 02/29/00...........................    1,065,000
 2,000,000    U.S. Treasury Notes, 6.125%, due 05/31/97...........................    2,025,000
                                                                                    -----------
              Total U.S. Treasury Obligations (cost $11,138,716)..................   11,394,340
                                                                                    -----------


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                        INTERMEDIATE TERM BOND PORTFOLIO



                      PORTFOLIO OF INVESTMENTS (CONTINUED)



                               DECEMBER 31, 1995



PRINCIPAL                                                                              VALUE
  AMOUNT                                                                             (NOTE 2)
----------                                                                          -----------
              COMMERCIAL PAPER--24.8%
$1,400,000    Canadian Wheat Board, 5.61%, due 03/11/96...........................  $ 1,384,729
 1,685,000    Chevron Oil Finance Co., 5.75%, due 01/12/96........................    1,682,040
 1,250,000    CIT Group Holdings, Inc., 5.80%, due 01/31/96.......................    1,243,959
   200,000    CIT Group Holdings, Inc., 5.70%, due 02/09/96.......................      198,765
 1,200,000    duPont (E.I.) de Nemours & Co., 5.64%, due 01/26/96.................    1,195,300
 1,000,000    General Motors Acceptance Corp., 5.70%, due 01/09/96................      998,733
 1,000,000    Goldman Sachs Group, L.P., 5.68%, due 01/12/96......................      998,265
 1,200,000    Household Finance Corp., 5.75%, due 01/12/96........................    1,197,892
   425,000    Philip Morris Companies, Inc., 5.65%, due 01/19/96..................      423,799
                                                                                    -----------
              Total Commercial Paper (cost $9,323,482)............................    9,323,482
                                                                                    -----------
              Total Investments (cost $35,886,047).........................   97.8%    36,698,721
              Other Assets less Liabilities................................    2.2%       821,112
                                                                             -----    -----------
              Net Assets...................................................  100.0%   $37,519,833
                                                                             =====     ==========



The aggregate cost of securities for federal income tax purposes at December 31, 1995, is $35,886,047.



     The following amounts are based on costs for federal income tax purposes:



          Aggregate gross unrealized appreciation.................................  $848,705
          Aggregate gross unrealized depreciation.................................   (36,031)
                                                                                    --------
          Net unrealized appreciation.............................................  $812,674
                                                                                    ========



---------------



Percentages are based on net assets.


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            LONG TERM BOND PORTFOLIO



                      STATEMENT OF ASSETS AND LIABILITIES



                               DECEMBER 31, 1995



                                     ASSETS
Securities, at value (cost $54,354,765) (Note 2)................................  $60,645,547
Cash............................................................................      260,324
Interest receivable.............................................................    1,063,994
Receivable for fund shares sold.................................................      159,730
                                                                                  -----------
          Total assets..........................................................   62,129,595
                                                                                  -----------



                                  LIABILITIES
Payable for fund shares redeemed................................................       68,194
Accrued expenses:
     Investment advisory fees...................................................       20,468
     Custodian fees.............................................................          892
     Professional fees..........................................................       15,168
     Insurance fees.............................................................        6,984
                                                                                  -----------
          Total liabilities.....................................................      111,706
                                                                                  -----------
Net assets......................................................................  $62,017,889
                                                                                   ==========
Net assets consist of:
     Capital stock--authorized 150,000,000 shares of $.01 par value;
      outstanding, 4,813,370 shares.............................................  $    48,134
     Additional paid-in capital.................................................   56,546,147
     Accumulated net realized loss on investments...............................     (867,174)
     Net unrealized appreciation of investments.................................    6,290,782
                                                                                  -----------
          Total net assets......................................................  $62,017,889
                                                                                   ==========
Net asset value per share of outstanding capital stock ($62,017,889/4,813,370
  shares).......................................................................  $     12.88
                                                                                       ------
                                                                                       ------



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            LONG TERM BOND PORTFOLIO



                            STATEMENT OF OPERATIONS



                      FOR THE YEAR ENDED DECEMBER 31, 1995



Investment income:
     Interest...................................................................  $ 3,585,165
                                                                                   ----------
Expenses:
     Investment advisory fees (Note 3)..........................................      202,615
     Custodian fees.............................................................        6,543
     Professional fees..........................................................       16,070
     Director fees..............................................................       11,442
     Miscellaneous fees.........................................................        7,087
                                                                                   ----------
          Total expenses........................................................      243,757
          Expense reduction.....................................................       (1,061)
                                                                                   ----------
          Net expenses..........................................................      242,696
                                                                                   ----------
Net investment income...........................................................    3,342,469
                                                                                   ----------
Realized and unrealized gain on investments (Note 2):
     Realized gain from security transactions
          Proceeds from sales...................................................   38,258,807
          Cost of securities sold...............................................   37,237,994
                                                                                   ----------
Net realized gain on investments................................................    1,020,813
Net increase in unrealized appreciation of investments..........................    8,936,819
                                                                                   ----------
Net realized and unrealized gain on investments.................................    9,957,632
                                                                                   ----------
Net increase in net assets resulting from operations............................  $13,300,101
                                                                                   ==========



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            LONG TERM BOND PORTFOLIO



                       STATEMENT OF CHANGES IN NET ASSETS



                                                                       FOR THE        FOR THE
                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         1995           1994
                                                                     ------------   ------------
From operations:
     Net investment income.........................................  $  3,342,469   $  3,493,194
     Net realized gain (loss) on investments (Note 2)..............     1,020,813     (2,067,863)
     Net increase (decrease) in unrealized appreciation of
      investments..................................................     8,936,819     (5,494,123)
                                                                     ------------   ------------
Net increase (decrease) in net assets resulting from operations....    13,300,101     (4,068,792)
                                                                     ------------   ------------
Dividends to shareholders from:
     Net investment income ($.74 and $.84 per share) (Note 4)......    (3,342,469)    (3,261,315)
                                                                     ------------   ------------
From capital stock transactions:
     Proceeds from the issuance of shares
       (1,481,319 and 2,098,280 shares) (Note 5)...................    18,197,721     24,365,436
     Proceeds from dividends and distributions reinvested
       (259,508 and 311,492 shares) (Note 4).......................     3,342,469      3,261,315
     Net asset value of shares redeemed
       (1,131,582 and 3,436,005 shares)............................   (13,492,262)   (39,328,934)
                                                                     ------------   ------------
Net increase (decrease) in net assets resulting from capital stock
  transactions.....................................................     8,047,928    (11,702,183)
                                                                     ------------   ------------
Net increase (decrease) in net assets..............................    18,005,560    (19,032,290)
Net assets beginning of year.......................................    44,012,329     63,044,619
                                                                     ------------   ------------
Net assets end of year.............................................  $ 62,017,889   $ 44,012,329
                                                                     ============   ============



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            LONG TERM BOND PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 1995



   PRINCIPAL                                                                           VALUE
    AMOUNT                                                                           (NOTE 2)
  -----------                                                                       -----------
                 CORPORATE BONDS AND NOTES--46.0%
  $ 1,000,000    BHP Finance USA Ltd., 6.75%, due 11/01/13........................  $ 1,000,900
    1,000,000    Boeing Co., 8.625%, due 11/15/31.................................    1,280,840
    1,000,000    Carolina Telephone & Telegraph, 6.75%, due 08/15/13..............    1,002,730
    1,000,000    Chase Manhattan Corp., 6.75%, due 08/15/08.......................    1,027,330
    1,000,000    ColumbiaHCA Healthcare Corp., 7.69%, due 06/15/25................    1,103,370
    1,000,000    Commonwealth Edison Co., 7.00%, due 07/01/05.....................    1,037,140
    2,000,000    Dow Chemical BV, 9.20%, due 06/01/10.............................    2,439,380
    1,000,000    First Data Corp., 6.75%, due 07/15/05............................    1,041,080
    1,000,000    General Electric Capital Corp., 8.50%, due 07/24/08..............    1,195,640
    1,000,000    General Motors Corp., 7.00%, due 06/15/03........................    1,043,430
    1,000,000    Hydro-Quebec, 8.50%, due 12/01/29................................    1,172,890
    1,000,000    International Bank for Reconstruction & Development, 8.875%, due     1,318,750
                   03/01/26.......................................................
    2,000,000    James River Corp., 7.75%, due 11/15/23...........................    2,157,700
    1,000,000    Laidlaw Inc., 7.875%, due 04/15/05...............................    1,100,480
    1,000,000    Legard SA, 8.50%, due 02/15/25...................................    1,199,720
    1,000,000    National City Bank of Cleveland, 7.25%, due 07/15/10.............    1,063,990
    1,000,000    Provident Bank of Cincinnati, 6.375%, due 01/15/04...............      994,960
    1,000,000    Rohm & Haas Co., 9.50%, due 04/01/21.............................    1,203,010
    1,000,000    Seagram (J.E.) & Sons Inc., 9.65%, due 08/15/18..................    1,348,410
    2,000,000    Swiss Bank Corp., 7.50%, due 07/15/25............................    2,171,680
    1,000,000    Texaco Capital, Inc., 9.75%, due 03/15/20........................    1,366,100
    1,000,000    Weyerhaeuser Co., 8.50%, due 01/15/25............................    1,235,440
                                                                                    -----------
                                                                                     28,504,970
                 Total Corporate Bonds and Notes (cost $25,606,735)...............
                                                                                    -----------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS--6.6%
    1,000,000    Federal National Mortgage Assn., 5.43%, due 02/08/96.............      994,268
    1,000,000    Federal Home Loan Mortgage Corp., 6.85%, due 01/15/22............    1,020,290
    2,000,000    Federal National Mortgage Assn., REMIC, Trust 92-198, 7.50%, due     2,086,720
                   09/25/22.......................................................
                                                                                    -----------
                                                                                      4,101,278
                 Total U.S. Government Agency Obligations (cost $3,743,992).......
                                                                                    -----------



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                            LONG TERM BOND PORTFOLIO



                      PORTFOLIO OF INVESTMENTS (CONTINUED)



                               DECEMBER 31, 1995



   PRINCIPAL                                                                           VALUE
    AMOUNT                                                                           (NOTE 2)
  -----------                                                                       -----------
                 U.S. TREASURY OBLIGATIONS--43.4%
  $   500,000    U.S. Treasury Notes, 7.25%, due 02/15/98.........................  $   519,840
      500,000    U.S. Treasury Notes, 6.875%, due 07/31/99........................      524,840
      500,000    U.S. Treasury Notes, 7.75%, due 12/31/99.........................      542,810
    1,000,000    U.S. Treasury Notes, 7.50%, due 11/15/01.........................    1,102,180
    1,000,000    U.S. Treasury Notes, 6.50%, due 08/15/05.........................    1,065,310
   12,900,000    U.S. Treasury Bonds, 0.00%, due 05/15/18.........................    3,214,293
    3,600,000    U.S. Treasury Bonds, 9.00%, due 11/15/18.........................    4,906,116
    2,000,000    U.S. Treasury Bonds, 8.75%, due 08/15/20.........................    2,683,120
    3,500,000    U.S. Treasury Bonds, 7.875%, due 02/15/21........................    4,308,255
    3,000,000    U.S. Treasury Bonds, 8.125%, due 08/15/21........................    3,800,610
    3,500,000    U.S. Treasury Bonds, 7.625%, due 02/15/25........................    4,276,545
                                                                                    -----------
                                                                                     26,943,919
                 Total U.S. Treasury Obligations (cost $23,908,658)...............
                                                                                    -----------
                 COMMERCIAL PAPER--1.8%
      150,000    Chevron Oil Finance Co., 5.75%, due 01/02/96.....................      149,737
      100,000    CIT Group Holdings Inc., 5.70%, due 02/09/96.....................       99,383
      100,000    CIT Group Holdings Inc., 5.70%, due 03/14/96.....................       98,877
      100,000    General Electric Capital Corp., 5.63%, due 02/14/96..............       99,312
      300,000    Household Finance Corp., 5.75%, due 01/12/96.....................      299,473
      350,000    Household Finance Corp., 5.77%, due 01/26/96.....................      348,598
                                                                                    -----------
                                                                                      1,095,380
                 Total Commercial Paper (cost $1,095,380).........................
                                                                                    -----------
                 Total Investments (cost $54,354,765).....................   97.8%     60,645,547
                 Other Assets less Liabilities............................    2.2%      1,372,342
                                                                            -----     -----------
                 Net Assets...............................................  100.0%     62,017,889
                                                                            =====      ==========
         The aggregate cost of securities for federal income tax purposes at December 31, 1995 is
                                                                                     $54,354,765.
        The following amounts are based on costs for federal income tax purposes:
                 Aggregate gross unrealized appreciation.........................     $ 6,290,782
                 Aggregate gross unrealized depreciation.........................               0
                                                                                      -----------
                 Net unrealized appreciation.....................................     $ 6,290,782
                                                                                       ==========


---------------

Percentages are based on net assets.



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                             DIVERSIFIED PORTFOLIO



                      STATEMENT OF ASSETS AND LIABILITIES



                               DECEMBER 31, 1995



                                     ASSETS
Securities, at value (cost $2,640,222) (Note 2)..................................  $3,263,357
Cash.............................................................................      13,491
Receivable for fund shares sold..................................................          65
Interest receivable..............................................................       4,793
Dividends receivable.............................................................       2,963
                                                                                   ----------
          Total assets...........................................................   3,284,669
                                                                                   ----------
                                   LIABILITIES
Payable for fund shares redeemed.................................................         417
Accrued expenses:
     Investment advisory fees....................................................       1,124
     Custodian fees..............................................................         873
     Professional fees...........................................................       9,701
     Insurance fees..............................................................         479
                                                                                   ----------
          Total liabilities......................................................      12,594
                                                                                   ----------
Net assets.......................................................................  $3,272,075
                                                                                    =========
Net assets consist of:
     Capital stock--authorized 150,000,000 shares of $.01 par value; outstanding,
       208,182 shares............................................................  $    2,082
     Additional paid-in capital..................................................   2,651,371
     Distribution in excess of net realized gain on investments..................      (4,513)
     Net unrealized appreciation of investments..................................     623,135
                                                                                   ----------
          Total net assets.......................................................  $3,272,075
                                                                                    =========
Net asset value per share of outstanding capital stock ($3,272,075/208,182
  shares)........................................................................    $15.72
                                                                                     ------
                                                                                     ------



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                             DIVERSIFIED PORTFOLIO



                            STATEMENT OF OPERATIONS



                      FOR THE YEAR ENDED DECEMBER 31, 1995



Investment income:
     Interest.....................................................................  $ 75,744
     Dividends....................................................................    36,758
                                                                                    --------
          Total investment income.................................................   112,502
                                                                                    --------
Expenses:
     Investment advisory fees (Note 3)............................................    12,544
     Custodian fees...............................................................     6,680
     Professional fees............................................................     9,054
     Directors fees...............................................................       708
     Miscellaneous fees...........................................................       637
                                                                                    --------
          Total expenses..........................................................    29,623
          Expense reduction.......................................................    (1,055)
                                                                                    --------
          Net expenses............................................................    28,568
                                                                                    --------
Net investment income.............................................................    83,934
                                                                                    --------
Realized and unrealized gain on investments (Note 2):
     Realized gain from security transactions
          Proceeds from sales.....................................................   665,125
          Cost of securities sold.................................................   580,491
                                                                                    --------
Net realized gain on investments..................................................    84,634
Net increase in unrealized appreciation of investments............................   557,722
                                                                                    --------
Net realized and unrealized gain on investments...................................   642,356
                                                                                    --------
Net increase in net assets resulting from operations..............................  $726,290
                                                                                    ========



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                             DIVERSIFIED PORTFOLIO



                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                     FOR THE          FOR THE
                                                                    YEAR ENDED       YEAR ENDED
                                                                   DECEMBER 31,     DECEMBER 31,
                                                                       1995             1994
                                                                   ------------     ------------
From operations:
     Net investment income.......................................   $   83,934      $    590,543
     Net realized gains on investments (Note 2)..................       84,634         2,121,738
     Net increase (decrease) in unrealized appreciation of
      investments................................................      557,722        (3,761,408)
                                                                    ----------      -------------
Net increase (decrease) in net assets resulting from
  operations.....................................................      726,290        (1,049,127)
                                                                    ----------      -------------
Dividends and distributions to shareholders from:
     Net investment income
       ($.43 and $.38 per share) (Note 4)........................      (83,934)          (80,596)
     Net realized gain from investment transactions
       ($.43 and $.09 per share) (Note 4)........................      (84,634)          (18,004)
     Distribution in excess of realized capital gain
       ($.02 and $.00* per share) (Note 4).......................       (4,489)              (24)
                                                                    ----------      -------------
          Total dividends and distributions......................     (173,057)          (98,624)
                                                                    ----------      -------------
From capital stock transactions:
     Proceeds from the issuance of shares
       (16,862 and 747,498 shares) (Note 5)......................      255,820        10,047,407
     Proceeds from dividends and distributions
       (11,009 and 7,505 shares) (Note 4)........................      173,057            98,624
     Net asset value of shares redeemed
       (37,322 and 3,067,427 shares).............................     (570,735)      (40,214,078)
                                                                    ----------      -------------
Net decrease in net assets resulting from capital stock
  transactions...................................................     (141,858)      (30,068,047)
                                                                    ----------      -------------
Net increase (decrease) in net assets............................      411,375       (31,215,798)
Net assets beginning of year.....................................    2,860,700        34,076,498
                                                                    ----------      -------------
Net assets end of year...........................................   $3,272,075      $  2,860,700
                                                                    ==========      =============


---------------

* Less than $.01 per share.



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                             DIVERSIFIED PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 1995


PRINCIPAL                                                                              VALUE
  AMOUNT                                                                              (NOTE 2)
----------                                                                           ----------
              U.S. TREASURY OBLIGATION--17.0%
  $500,000    U.S. Treasury Note, 7.50%, due 05/15/02 (cost $521,841)............    $  554,685
                                                                                     ----------
              U.S. GOVERNMENT AGENCY OBLIGATION--10.6%
              Federal Home Loan Mortgage Corp. 5.63%, due 01/16/96 (cost
   350,000    $349,179)..........................................................       349,179
                                                                                     ----------

  SHARES
----------
              COMMON STOCKS--72.1%
              AEROSPACE/DEFENSE--0.7%
       300    Boeing Co. ........................................................        23,513
                                                                                     ----------
              AIR TRANSPORTATION--2.9%
       400    AMR Corp.*.........................................................        29,700
       400    Delta Airlines Inc. ...............................................        29,550
       200    UAL Corp. .........................................................        35,700
                                                                                     ----------
                                                                                         94,950
                                                                                     ----------
              AUTOMOBILES--2.0%
       500    Chrysler Corp. ....................................................        27,688
       700    Ford Motor Co. ....................................................        20,300
       300    General Motors Corp. Class (E).....................................        15,863
                                                                                     ----------
                                                                                         63,851
                                                                                     ----------
              BANKS/MAJOR--2.2%
       400    Bankamerica Corp. .................................................        25,900
       700    Citicorp...........................................................        47,075
                                                                                     ----------
                                                                                         72,975
                                                                                     ----------
              BANKS/REGIONAL--1.8%
       500    Banc One Corp. ....................................................        18,875
       300    First Interstate Bancorp...........................................        40,950
                                                                                     ----------
                                                                                         59,825
                                                                                     ----------
              BIOTECHNOLOGIES--1.1%
       600    Amgen Inc.*........................................................        35,625
                                                                                     ----------
              CABLE TELEVISION--1.0%
       700    Comcast Corp. Class (A)............................................        12,731
       175    Tele Communications Inc./Liberty Media Group, Series (A)*..........         4,703
       700    Tele Communications Inc./TCI Group, Series (A)*....................        13,913
                                                                                     ----------
                                                                                         31,347
                                                                                     ----------



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                             DIVERSIFIED PORTFOLIO



                      PORTFOLIO OF INVESTMENTS (CONTINUED)



                               DECEMBER 31, 1995



                                                                                       VALUE
  SHARES                                                                              (NOTE 2)
----------                                                                           ----------
              CHEMICALS--4.1%
       200    Dow Chemical Co. ..................................................    $   14,075
       400    duPont (E.I.) de Nemours & Co. ....................................        27,950
     1,000    Hercules Inc. .....................................................        56,375
       300    Monsanto Co. ......................................................        36,750
                                                                                     ----------
                                                                                        135,150
                                                                                     ----------
              COMMUNICATION SERVICES--0.5%
       600    Airtouch Communications Inc.*......................................        16,950
                                                                                     ----------
              COSMETICS--0.5%
       300    Gillette Co. ......................................................        15,638
                                                                                     ----------
              DRUGS--7.2%
       200    Bristol Myers Squibb Co. ..........................................        17,175
       800    Merck & Co., Inc. .................................................        52,600
       600    Pfizer Inc. .......................................................        37,800
       600    Pharmacia & Upjohn Inc. ...........................................        23,250
       600    Schering-Plough Corp. .............................................        32,850
       800    Smithkline Beecham PLC ADR+........................................        44,400
       300    Warner-Lambert Co. ................................................        29,138
                                                                                     ----------
                                                                                        237,213
                                                                                     ----------
              ELECTRICAL EQUIPMENT--2.3%
       400    Emerson Electric Co. ..............................................        32,700
       600    General Electric Co. ..............................................        43,200
                                                                                     ----------
                                                                                         75,900
                                                                                     ----------
              ELECTRONICS--4.5%
       800    AMP, Inc. .........................................................        30,700
       400    Applied Materials, Inc.*...........................................        15,750
       300    Hewlett-Packard Co. ...............................................        25,125
       300    Intel Corp. .......................................................        17,025
       400    Motorola, Inc. ....................................................        22,800
       700    Silicon Graphics, Inc.*............................................        19,250
       300    Texas Instruments, Inc. ...........................................        15,525
                                                                                     ----------
                                                                                        146,175
                                                                                     ----------
              ENTERTAINMENT--3.0%
       400    Disney (Walt) Co. .................................................        23,600
     1,500    News Corp., ADR+...................................................        32,063
       500    Time Warner, Inc. .................................................        18,938
       500    Viacom, Inc.* Class (B)............................................        23,688
                                                                                     ----------
                                                                                         98,289
                                                                                     ----------



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                             DIVERSIFIED PORTFOLIO



                      PORTFOLIO OF INVESTMENTS (CONTINUED)



                               DECEMBER 31, 1995



                                                                                       VALUE
  SHARES                                                                              (NOTE 2)
----------                                                                           ----------
              FINANCIAL SERVICES--1.9%
       300    Federal Home Loan Mortgage Corp. ..................................    $   25,050
       300    Federal National Mortgage Assn. ...................................        37,238
                                                                                     ----------
                                                                                         62,288
                                                                                     ----------
              FOODS--0.5%
       300    General Mills, Inc. ...............................................        17,325
                                                                                     ----------
              FOREST PRODUCTS--0.4%
       200    Georgia Pacific Corp. .............................................        13,725
                                                                                     ----------
              HOSPITAL MANAGEMENT--2.8%
       700    Columbia/HCA Healthcare Corp. .....................................        35,525
       200    Oxford Health Plans, Inc.*.........................................        14,775
       200    United Healthcare Corp. ...........................................        13,100
       600    U.S. Healthcare Inc. ..............................................        27,900
                                                                                     ----------
                                                                                         91,300
                                                                                     ----------
              HOSPITAL SUPPLIES--1.0%
       400    Johnson & Johnson..................................................        34,250
                                                                                     ----------
              INSURANCE--2.2%
       450    American International Group, Inc. ................................        41,625
       200    General Re Corp. ..................................................        31,000
                                                                                     ----------
                                                                                         72,625
                                                                                     ----------
              MACHINERY--3.2%
       500    Case Corp. ........................................................        22,875
       400    Caterpillar, Inc. .................................................        23,500
       900    Deere & Co. .......................................................        31,725
       800    Ingersoll-Rand Co. ................................................        28,100
                                                                                     ----------
                                                                                        106,200
                                                                                     ----------
              MACHINERY & CONSTRUCTION--1.9%
       500    Fluor, Corp. ......................................................        33,000
       700    Foster Wheeler Corp. ..............................................        29,750
                                                                                     ----------
                                                                                         62,750
                                                                                     ----------
              METALS--1.6%
     1,000    Aluminum Company of America........................................        52,875
                                                                                     ----------



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                             DIVERSIFIED PORTFOLIO



                      PORTFOLIO OF INVESTMENTS (CONTINUED)



                               DECEMBER 31, 1995



                                                                                       VALUE
  SHARES                                                                              (NOTE 2)
----------                                                                           ----------
              OFFICE & BUSINESS EQUIPMENT--2.7%
       300    Compaq Computer Corp.*.............................................    $   14,400
       400    General Motors Corp. Class (E).....................................        20,800
       200    International Business Machines Corp. .............................        18,350
       200    Microsoft, Corp.*..................................................        17,550
       400    Oracle Corp.*......................................................        16,950
                                                                                     ----------
                                                                                         88,050
                                                                                     ----------
              OIL--DOMESTIC--1.8%
       400    AMOCO, Corp. ......................................................        28,750
       200    Atlantic Richfield Co. ............................................        22,150
       300    Union Pacific Resources Group Inc. ................................         7,613
                                                                                     ----------
                                                                                         58,513
                                                                                     ----------
              OIL--INTERNATIONAL--4.8%
       204    British Petroleum PLC ADR+.........................................        20,834
       500    Chevron, Corp. ....................................................        26,250
       300    Exxon Corp. .......................................................        24,038
       300    Mobil Corp. .......................................................        33,600
       200    Royal Dutch Petroleum Co. .........................................        28,225
       300    Texaco, Inc. ......................................................        23,550
                                                                                     ----------
                                                                                        156,497
                                                                                     ----------
              PAPER--1.1%
       600    Fort Howard Corp.*.................................................        13,500
       600    International Paper Co. ...........................................        22,725
                                                                                     ----------
                                                                                         36,225
                                                                                     ----------
              POLLUTION CONTROL--1.4%
       600    Browning-Ferris Industries, Inc. ..................................        17,700
       900    WMX Technologies, Inc. ............................................        26,888
                                                                                     ----------
                                                                                         44,588
                                                                                     ----------
              RAILROADS--1.8%
       400    Burlington Northern Santa Fe Corp. ................................        31,200
       600    CSX Corp. .........................................................        27,375
                                                                                     ----------
                                                                                         58,575
                                                                                     ----------
              RESTAURANTS--0.7%
       500    McDonald's Corp. ..................................................        22,563
                                                                                     ----------



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                             DIVERSIFIED PORTFOLIO



                      PORTFOLIO OF INVESTMENTS (CONTINUED)



                               DECEMBER 31, 1995



                                                                                       VALUE
  SHARES                                                                              (NOTE 2)
----------                                                                           ----------
              SPECIALTY RETAILERS--1.6%
       400    GAP (The), Inc. ...................................................    $   16,800
       500    Tommy Hilfiger Corp.*..............................................        21,188
       300    Nautica Enterprises, Inc.*.........................................        13,125
                                                                                     ----------
                                                                                         51,113
                                                                                     ----------
              SOAPS--0.8%
       300    Procter & Gamble Co. ..............................................        24,900
                                                                                     ----------
              TELECOMMUNICATIONS--3.8%
       400    Cabletron Systems, Inc.*...........................................        32,399
       400    Cisco Systems, Inc.*...............................................        29,849
       400    DSC Communications, Corp.*.........................................        14,749
     1,000    Ericsson, (L.M.) Telephone, Co. ADR+, Class (B)....................        19,499
       300    Nokia Corp., ADR+, Class (A).......................................        11,662
       500    Octel Communications Corp.*........................................        16,124
                                                                                     ----------
                                                                                        124,282
                                                                                     ----------
              TELE-EQUIPMENT--0.9%
       800    Worldcom, Inc.*....................................................        28,199
                                                                                     ----------
              TOBACCO--1.4%
      500     Philip Morris Cos., Inc. ...........................................         45,249
                                                                                       ----------
              Total Common Stocks (cost $1,769,202)...............................      2,359,493
                                                                                       ----------
              Total Investments (cost $2,640,222)...........................  99.7%     3,263,357
              Other Assets less Liabilities.................................   0.3%         8,718
                                                                              ----     ----------
              Net Assets....................................................   100%    $3,272,075
                                                                              ====      =========



The aggregate cost of securities for federal income tax purposes at December 31, 1995, is $2,644,735.



     The following amounts are based on costs for federal income tax purposes:



              Aggregate gross unrealized appreciation.............................     $  646,773
              Aggregate gross unrealized depreciation.............................        (28,151)
                                                                                       ----------
              Net unrealized appreciation.........................................     $  618,622
                                                                                        =========


---------------

* Non-income producing security as defined by the Investment Company Act of 1940.



+ American Depository Receipts.



   Percentages are based on net assets.



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                        GOVERNMENT SECURITIES PORTFOLIO



                      STATEMENT OF ASSETS AND LIABILITIES



                               DECEMBER 31, 1995



ASSETS
Securities, at value (cost $8,129,490) (Note 2)..................................  $8,316,405
Cash.............................................................................     107,065
Interest receivable..............................................................      54,221
Receivable for fund shares sold..................................................      88,351
                                                                                   ----------
          Total assets...........................................................   8,566,042
                                                                                   ----------
LIABILITIES
Payment for fund shares redeemed.................................................          29
Accrued expenses:
     Investment advisory fees....................................................       2,834
     Custodian fees..............................................................          18
     Professional fees...........................................................       6,781
     Insurance fees..............................................................         487
                                                                                   ----------
          Total liabilities......................................................      10,149
                                                                                   ----------
Net assets.......................................................................  $8,555,893
                                                                                   ==========
Net assets consist of:
     Capital stock--authorized 150,000,000 shares of $.01 par value; outstanding,
       838,370 shares............................................................  $    8,384
     Additional paid-in capital..................................................   8,360,594
     Net unrealized appreciation of investments..................................     186,915
                                                                                   ----------
          Total net assets.......................................................  $8,555,893
                                                                                   ==========
Net asset value per share of outstanding capital stock ($8,555,893/838,370
  shares)........................................................................      $10.21
                                                                                       ------
                                                                                       ------


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                        GOVERNMENT SECURITIES PORTFOLIO



                            STATEMENT OF OPERATIONS



                      FOR THE YEAR ENDED DECEMBER 31, 1995



Investment income:
     Interest.....................................................................  $300,179
                                                                                    --------
Expenses:
     Investment advisory fees (Note 3)............................................    18,670
     Custodian fees...............................................................     3,518
     Professional fees............................................................     9,064
     Director fees................................................................       741
     Miscellaneous fees...........................................................       491
                                                                                    --------
          Total expenses..........................................................    32,484
          Expense reduction.......................................................    (1,748)
                                                                                    --------
          Net expenses............................................................    30,736
                                                                                    --------
          Net investment income...................................................   269,443
                                                                                    --------
Realized and unrealized gain on investments (Note 2)
     Realized gain from security transactions
          Proceeds from sales.....................................................     8,082
          Cost of securities sold.................................................     7,919
                                                                                    --------
Net realized gain on investments..................................................       163
Net increase in unrealized appreciation of investments............................   189,162
                                                                                    --------
Net realized and unrealized gain on investments...................................   189,325
                                                                                    --------
Net increase in net assets resulting from operations..............................  $458,768
                                                                                    ========


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                        GOVERNMENT SECURITIES PORTFOLIO



                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                       FOR THE        FOR THE
                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         1995           1994
                                                                     ------------   ------------
From operations:
     Net investment income.........................................  $    269,443   $    475,252
     Net realized gain (loss) on investments (Note 2)..............           163       (225,417)
     Net increase (decrease) in unrealized appreciation of
      investments..................................................       189,162       (636,335)
                                                                      -----------   ------------
Net increase (decrease) in net assets resulting from operations....       458,768       (386,500)
                                                                      -----------   ------------
Dividends and distributions to shareholders from:
     Net investment income
       ($.34 and $.05 per share) (Note 4)..........................      (269,443)        (6,626)
     Net realized gain from investment transactions
       ($.00* and $.00 per share)(Note 4)..........................          (163)             0
                                                                      -----------   ------------
       Total dividends and distributions...........................      (269,606)        (6,626)
                                                                      -----------   ------------
From capital stock transaction:
     Proceeds from the issuance of shares
       (966,948 and 314,744 shares) (Note 5).......................     9,796,475      3,013,018
     Proceeds from dividends and distributions reinvested
       (26,406 and 696 shares) (Note 4)............................       269,606          6,626
     Net asset value of shares redeemed
       (281,625 and 2,250,535 shares)..............................    (2,903,581)   (21,458,384)
                                                                      -----------   ------------
Net increase (decrease) in net assets resulting from capital stock
  transactions.....................................................     7,162,500    (18,438,740)
                                                                      -----------   ------------
Net increase (decrease) in net assets..............................     7,351,662    (18,831,866)
Net assets beginning of year.......................................     1,204,231     20,036,097
                                                                      -----------   ------------
Net assets end of year.............................................  $8,555,893...  $  1,204,231
                                                                      ===========   ============



---------------



* Less than $.01 per share.


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                        GOVERNMENT SECURITIES PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 1995



PRINCIPAL                                                                               VALUE
  AMOUNT                                                                               (NOTE 2)
----------                                                                            ----------
             U.S. TREASURY NOTE -- 12.7%
$1,000,000   U.S. Treasury Note, 7.75%, due 11/30/99 (cost $998,803).............     $1,083,430
                                                                                      ----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 84.5%
   250,000   Federal National Mortgage Assn., 5.43%, due 02/08/96................        248,567
 1,500,000   Federal Home Loan Mortgage Corp., REMIC, 6.50%, due 11/15/21........      1,518,210
   285,000   Federal National Mortgage Assn., REMIC, 7.00%, due 01/25/03.........        293,502
   500,000   Federal National Mortgage Assn., REMIC, 5.75%, due 08/25/18.........        494,255
   150,000   Federal Home Loan Mortgage Corp., 5.55%, due 01/05/96...............        149,908
   275,000   Federal Home Loan Mortgage Corp., 5.57%, due 01/05/96...............        274,830
   100,000   Federal Home Loan Mortgage Corp., 5.56%, due 01/16/96...............         99,768
   300,000   Federal Home Loan Mortgage Corp., 5.67%, due 01/22/96...............        299,008
   700,000   Federal Home Loan Mortgage Corp., 5.45%, due 01/22/96...............        697,775
   100,000   Federal Home Loan Mortgage Corp., 5.55%, due 01/24/96...............         99,646
   100,000   Federal Home Loan Mortgage Corp., 5.47%, due 01/25/96...............         99,634
   275,000   Federal Home Loan Mortgage Corp., 5.57%, due 01/29/96...............        273,809
   100,000   Federal Home Loan Mortgage Corp., 5.55%, due 02/05/96...............         99,460
   250,000   Federal Home Loan Mortgage Corp., 5.53%, due 02/26/96...............        247,850
   299,548   Government National Mortgage Assn., 7.50%, due 10/15/24.............        297,368
   500,000   Student Loan Marketing Assn., 7.44%, due 03/28/00...................        509,185
 1,000,000   Tennessee Valley Authority, 7.625%, due 09/15/99....................      1,014,670
   500,000   Tennessee Valley Authority, 6.375%, due 06/15/05....................        515,530
                                                                                      ----------
             Total U.S. Government Agency Obligations (cost $7,130,687)..........      7,232,975
                                                                                      ----------
             Total Investments (cost $8,129,490)..........................   97.2%     8,316,405
             Other Assets less Liabilities................................    2.8%       239,488
                                                                            -----     ----------
             Net Assets...................................................  100.0%    $8,555,893
                                                                            =====     ==========
The aggregate cost of securities for federal income tax purposes at December 31, 1995 is
  $8,129,490.
     The following amounts are based on costs for federal income tax purposes:
             Aggregate gross unrealized appreciation.............................     $  186,915
             Aggregate gross unrealized depreciation.............................              0
                                                                                      ----------
             Net unrealized appreciation.........................................     $  186,915
                                                                                      ==========



---------------


Percentages are based on net assets.


                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                             MONEY MARKET PORTFOLIO



                      STATEMENT OF ASSETS AND LIABILITIES



                               DECEMBER 31, 1995



ASSETS
Securities, at value (cost $111,985,205) (Note 2)..............................  $111,985,205
Cash...........................................................................       673,134
Interest receivable............................................................         1,508
Receivable for fund shares sold................................................       724,982
                                                                                 ------------
          Total assets.........................................................   113,384,829
                                                                                 ------------
LIABILITIES
Payable for fund shares redeemed...............................................     2,954,104
Accrued expenses:
     Investment advisory fees..................................................        34,837
     Custodian fees............................................................         1,555
     Professional fees.........................................................        16,879
     Insurance fees............................................................        10,476
                                                                                 ------------
          Total liabilities....................................................     3,017,851
                                                                                 ------------
Net assets.....................................................................  $110,366,978
                                                                                 ============
Net assets consist of:
     Capital stock--authorized 250,000,000 shares of $.01 par value;
      outstanding, 110,366,978 shares..........................................  $  1,103,670
     Additional paid-in capital................................................   109,263,308
                                                                                 ------------
          Total net assets.....................................................  $110,366,978
                                                                                 ============
Net asset value per share of outstanding capital stock
  ($110,366,978/110,366,978 shares)............................................         $1.00
                                                                                    -----
                                                                                    -----



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                             MONEY MARKET PORTFOLIO



                            STATEMENT OF OPERATIONS



                      FOR THE YEAR ENDED DECEMBER 31, 1995



Investment income:
     Interest....................................................................  $4,815,658
                                                                                   ----------
Expenses:
     Investment advisory fees (Note 3)...........................................     323,058
     Custodian fees..............................................................      11,691
     Professional fees...........................................................      18,951
     Directors fees..............................................................      18,526
     Miscellaneous fees..........................................................      11,196
                                                                                   ----------
          Total expenses.........................................................     383,422
          Expense reduction......................................................      (2,869)
                                                                                   ----------
     Net expenses................................................................     380,553
                                                                                   ----------
Net investment income............................................................   4,435,105
                                                                                   ----------
Net increase in net assets resulting from operations.............................  $4,435,105
                                                                                   ==========



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                             MONEY MARKET PORTFOLIO



                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                     FOR THE         FOR THE
                                                                   YEAR ENDED      YEAR ENDED
                                                                  DECEMBER 31,    DECEMBER 31,
                                                                      1995            1994
                                                                  -------------   -------------
From operations:
     Net increase in net assets resulting from operations.......  $   4,435,105   $   2,471,131
Dividends to shareholders from:
     Net investment income (Note 4).............................     (4,435,105)     (2,471,131)
                                                                  -------------   -------------
          Total increase........................................              0               0
                                                                  -------------   -------------
From capital stock transactions:
     Proceeds from issuance of shares
       (466,424,179 and 385,400,102 shares) (Note 5)............    466,424,179     385,400,102
     Proceeds from dividends reinvested
       (4,435,105 and 2,471,131 shares) (Note 4)................      4,435,105       2,471,131
     Net asset value of shares redeemed
       (443,845,037 and 369,993,362 shares).....................   (443,845,037)   (369,993,362)
                                                                  -------------   -------------
Net increase in net assets resulting from capital stock
  transactions..................................................     27,014,247      17,877,871
Net assets beginning of year....................................     83,352,731      65,474,860
                                                                  -------------   -------------
Net assets end of year..........................................  $ 110,366,978   $  83,352,731
                                                                  =============   =============



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                             MONEY MARKET PORTFOLIO



                            PORTFOLIO OF INVESTMENTS



                               DECEMBER 31, 1995



PRINCIPAL                                                                              VALUE
  AMOUNT                                                                              (NOTE 2)
----------                                                                          ------------
               COMMERCIAL PAPER--101.5%
$  700,000     American Express Credit Corp., 5.60%, due 01/11/96..............     $    698,911
   425,000     American Express Credit Corp., 5.65%, due 01/29/96..............          423,132
 2,000,000     American Express Credit Corp., 5.60%, due 02/02/96..............        1,990,044
 1,700,000     American Express Credit Corp., 5.52%, due 03/20/96..............        1,679,408
 2,100,000     Associates Corp. of NA, 5.68%, due 01/10/96.....................        2,097,018
 3,000,000     Avco Financial Services, Canada Ltd., 5.83%, due 01/19/96.......        2,991,255
 3,000,000     Bank of New York Co., Inc., 5.83%, due 01/22/96.................        2,989,798
 1,400,000     Bell Atlantic Financial Svcs. Inc., 5.95%, due 01/09/96.........        1,398,149
 1,750,000     Bell Atlantic Network Funding Corp., 5.61%, due 01/26/96........        1,743,183
 2,800,000     British Columbia Province, Canada, 5.72%, due 01/12/96..........        2,795,106
   300,000     C.I.T. Group Holdings, Inc., 5.80%, due 01/31/96................          298,550
 1,550,000     C.I.T. Group Holdings, Inc., 5.70%, due 02/09/96................        1,540,429
 1,200,000     C.I.T. Group Holdings, Inc., 5.54%, due 03/14/96................        1,186,520
   600,000     Canadian Wheat Board, 5.61%, due 03/11/96.......................          593,455
 1,000,000     Chevron UK Investment P.L.C., 5.78%, due 01/26/96...............          995,986
 1,000,000     Colonial Pipeline Co., 5.70%, due 01/26/96......................          996,042
 1,850,000     Colonial Pipeline Co., 5.67%, due 02/16/96......................        1,836,597
   550,000     Colonial Pipeline Co., 5.62%, due 02/28/96......................          545,020
 4,000,000     Commercial Credit Co., 5.76%, due 01/16/96......................        3,990,400
 4,000,000     Consolidated Coal Co., 5.76%, due 01/04/96......................        3,998,080
 1,450,000     Delaware Funding Corp., 5.73%, due 01/19/96.....................        1,445,846
   700,000     du Pont (E.I.) de Nemours & Co., 5.64%, due 01/26/96............          697,259
   200,000     Ford Motor Credit Co., 5.77%, due 01/05/96......................          199,872
 2,000,000     Ford Motor Credit Co., 5.75%, due 01/18/96......................        1,994,570
 1,300,000     General Electric Capital Corp., 5.75%, due 01/19/96.............        1,296,263
 1,850,000     General Electric Capital Corp., 5.62%, due 02/13/96.............        1,837,582
 1,350,000     General Motors Acceptance Corp., 5.70%, due 01/09/96............        1,348,290
 1,900,000     General Motors Acceptance Corp., 5.58%, due 03/04/96............        1,881,447
 1,600,000     Goldman Sachs Group, L.P., 5.75%, due 01/10/96..................        1,597,700
 3,000,000     Goldman Sachs Group, L.P., 5.68%, due 01/12/96..................        2,994,793
 1,000,000     Household Financial Corp., 5.75%, due 01/03/96..................          999,681
   200,000     Household Finance Corp., 5.77%, due 01/26/96....................          199,199
 1,400,000     Household Finance Corp., 5.71%, due 01/29/96....................        1,393,783
 4,200,000     Merrill Lynch and Co. Inc., 5.73%, due 01/31/96.................        4,179,945
   357,000     Midwest Funding Corp., 5.83%, due 01/04/96(a)...................          357,228
 3,000,000     Morgan, J.P. & Co., Inc., 5.77%, due 01/08/96...................        2,996,634
 2,000,000     Natwest Bancorp, 5.73%, due 01/08/96............................        1,997,772
 3,000,000     Nationsbank Corp., 5.40%, due 04/03/96..........................        2,958,150



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                             MONEY MARKET PORTFOLIO



                      PORTFOLIO OF INVESTMENTS (CONTINUED)



                               DECEMBER 31, 1995



PRINCIPAL                                                                              VALUE
  AMOUNT                                                                              (NOTE 2)
----------                                                                          ------------
               COMMERCIAL PAPER--101.5% (CONTINUED)
$3,000,000     Olympic Auto Receivables Trust, 5.825%, due 12/15/96............     $  3,012,623
   450,000     PHH Corp., 5.70%, due 01/18/96..................................          448,789
 3,900,000     PHH Corp., 5.74%, due 01/19/96..................................        3,888,807
 4,000,000     Pepsico, Inc., 5.68%, due 01/26/96..............................        3,984,222
 5,000,000     Philip Morris Co., 5.65%, due 01/19/96..........................        4,985,875
   500,000     Prudential Funding Corp., 5.78%, due 01/12/96...................          499,117
 2,300,000     Prudential Funding Corp., 5.75%, due 01/16/96...................        2,294,490
 1,000,000     Prudential Insurance Co. of America, 5.75%, due 01/16/96........          997,604
 1,000,000     Republic New York Corp., 5.70%, due 01/31/96....................          995,250
 3,000,000     Republic National Bank, 5.53%, due 02/01/96.....................        2,985,714
 2,000,000     Royal Bank of Canada, 5.70%, due 01/29/96.......................        1,991,134
 3,000,000     Seagram Co. Ltd., 5.70%, due 01/18/96...........................        2,991,925
 2,000,000     Seagram Co. Ltd., 5.40%, due 03/19/96...........................        1,976,600
 1,200,000     Sears Roebuck Acceptance Corp., 5.84%, due 01/09/96.............        1,198,443
   650,000     Sears Roebuck Acceptance Corp., 5.70%, due 01/16/96.............          648,456
 2,925,000     Sears Roebuck Acceptance Corp., 5.70%, due 01/29/96.............        2,912,033
 3,000,000     Transamerica Commercial Finance Corp., 5.77%, due 01/04/96......        2,998,557
 4,000,000     Wachovia Bank of N. Carolina, N.A., 5.75%, due 01/11/96.........        4,026,832
 4,000,000     Weyerhaeuser Mortgage Co., 5.62%, due 01/24/96..................        3,985,637
                                                                                    ------------
               Total Investments (cost $111,985,205)....................  101.5%     111,985,205
               Other Assets less Liabilities............................   (1.5)%     (1,618,227)
                                                                          -----     ------------
               Net Assets...............................................  100.0%    $110,366,978
                                                                          =====      ===========


---------------

(a) The interest rate is subject to change periodically based on the greater of the 30 or 90-day Federal composite rate. This instrument resets on a weekly basis. The rate shown was in effect as of December 31, 1995.



     Percentages are based on net assets.



                       See notes to financial statements.

                             MONY SERIES FUND, INC.



                         NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND BUSINESS



     The MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, is composed of seven different portfolios that are, in effect, separate investment funds: the Equity Growth Portfolio, the Equity Income Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Government Securities Portfolio , the Money Market Portfolio, and the Diversified Portfolio. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the assets of that portfolio and will have no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management.



2. SIGNIFICANT ACCOUNTING POLICIES



  A. Portfolio Valuations:



     Short-term securities are valued at amortized cost. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity.



     Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.



     Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service.



     Original issue discounts on investments purchased are amortized over their respective lives using the yield-to-maturity method.



     All other securities, when held by the Fund, including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors.



  B. Federal Income Taxes:



     Each portfolio of the Fund is a separate entity for Federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.



  C. Security Transactions and Investment Income:



     Security transactions are recorded as of the trade date.



     Dividend income is recorded on the ex-dividend date, income from other investments is accrued as earned.



     Realized gains and losses from investments sold are determined on the basis of identified cost for accounting and federal income tax purposes.



  D. Other



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure of liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from these estimates.



     Earnings credits received from the custodian are shown as a reduction of total expenses.

                             MONY SERIES FUND, INC.



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS



     Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"), the Investment Adviser provides investment advice and related services for each of the Fund's portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with calculating net asset values of the portfolios and compensates the directors, officers and employees of the Fund who are affiliated with the Investment Adviser.



     For these services, the Investment Adviser receives an investment management fee. The fee is a daily charge equal to an annual rate of .40% of the first $400,000,000 of the aggregate average daily net assets of the portfolios,
 .35% of the next $400,000,000 of the aggregate average daily net assets of the portfolios and .30% of the aggregate average daily net assets of the portfolios in excess of $800,000,000. Each daily charge is dividend among the portfolios in proportion to their net assets on that date. The Investment Adviser reimburses the portfolios for investment management fees charged to the extent that any portfolio's aggregate ordinary operating expense (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceeds in any fiscal year 2.5% of the first $30,000,000 of the average daily net assets of such portfolio, 2.0% of the next $70,000,000 of the average daily net assets of such portfolio, and 1.5% of the average daily net assets of the portfolio in excess of $100,000,000. For the year ended December 31, 1995, the fees incurred by the Fund were $769,821.



     The Investment Adviser has a service agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out its duties to provide investment management services under the Investment Advisory Agreement. The Investment Adviser pays MONY for its services.



     Aggregate remuneration incurred to nonaffiliated Directors of the Fund for the year ended December 31, 1995, amounted to $43,949.



4. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS



     Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income (including realized gains and losses on portfolio securities) of the Money Market Portfolio are declared and reinvested each business day in additional full and fractional shares of the portfolio. This policy enables the Money Market Portfolio to maintain a net asset value of $1.00 per share.



     Dividends from net investment income of the other portfolios will normally be declared and reinvested annually in additional full and fractional shares.



     The Fund will declare and distribute annually, before the close of its fiscal year, dividends from net realized capital gains, if any, of each portfolio, other than the Money Market Portfolio.



     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. Distributions may differ from net investment income and net realized capital gains recognized for financial reporting purposes due to timing differences, primarily the deferral of wash sales, and post-October losses.



     During the year ended December 31, 1995, the fund increased paid-in capital by $6,821, decreased undistributed net investment income by $11,327 and increased accumulated net realized capital gains by $4,506. These differences are due to return of capital distributions received by the Fund on portfolio securities.

                             MONY SERIES FUND, INC.



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5. CAPITAL STOCK



  A. Authorized Capital Stock:



     The Fund has 2 billion authorized shares of capital stock with a par value of $.01 per share. 1.15 billion shares are reserved for issuance and divided into seven classes as follows: Equity Growth Portfolio (150 million shares); Equity Income Portfolio (150 million shares); Intermediate Term Bond Portfolio (150 million shares); Long Term Bond Portfolio (150 million shares); Government Securities Portfolio (150 million shares); Money Market Portfolio (250 million shares); and Diversified Portfolio (150 million shares). The remaining shares will be issued to any new or existing class upon approval of the Board of Directors.



     Each outstanding share of capital stock has a pro-rata interest in the assets of the Portfolio to which the capital stock of that class relates and has no interest in the assets of any other portfolio.



  B. Purchases of Fund Shares:



     Shares of the Fund are sold to MONY America and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts and Variable Universal Life Insurance Contracts; to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts; and to MONY America Variable Account A and MONY Variable Account A, to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies. Shares of the Fund are also sold to MONY for allocation to the Keynote Series Account ("Keynote") to fund benefits under Individual Plans issued by MONY.



6. FEDERAL INCOME TAX-CAPITAL LOSS CARRYFORWARD



     At December 31, 1995, the following portfolios of the Fund have capital loss carryforwards available to offset future capital gains, if any, for federal income tax purposes:



                          PORTFOLIO                              AMOUNT       EXPIRATION DATE
--------------------------------------------------------------  --------     -----------------
Long Term Bond................................................  $867,174     December 31, 2002
                                                                ========
Intermediate Term Bond........................................    16,850     December 31, 2002
                                                                  17,218     December 31, 2003
                                                                --------
                                                                $ 34,068
                                                                ========

                             MONY SERIES FUND, INC.



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



7. PURCHASES AND SALES OF INVESTMENTS



     The aggregate cost of investments purchased and proceeds from sales or maturities, other than short-term investments, for the year ended December 31, 1995 were as follows:



                                                                      PURCHASES         SALES
                                                                     -----------     -----------
Equity Growth Portfolio........................  Other               $   654,055     $   547,927
Equity Income Portfolio........................  Other                 3,946,356       3,873,059
Intermediate Term Bond Portfolio...............  U.S. Government
                                                 Obligations           4,017,031       7,599,832
                                                 Other                 3,003,790       2,016,020
Long Term Bond Portfolio.......................  U.S. Government
                                                 Obligations          26,551,009      23,093,367
                                                 Other                17,165,300      15,165,440
Diversified Portfolio..........................  Other                   934,590         681,853
Government Securities Portfolio................  U.S. Government
                                                 Obligations           4,547,390           8,082



8. KEYNOTE SERIES ACCOUNT REDEMPTION



     On June 24, 1994, pursuant to an exemptive order granted by the Securities and Exchange Commission dated June 8, 1994, the Group Plans in the Keynote Series Account effected a substitution of all its shares in the MONY Series Fund, Inc. for interests in Diversified Investors Portfolios, a diversified open end management investment company which was organized as a trust under the laws of the state of New York. The substitution was effected through a redemption of assets-in-kind and was deemed a non-taxable event for Keynote and the Fund. The net assets redeemed from the Fund were as follows:



                                   PORTFOLIO
-------------------------------------------------------------------------------
Money Market...................................................................  $  9,386,705
Long Term Bond.................................................................     7,690,740
Government Securities Portfolio (Intermediate Government Bond Portfolio).......    17,772,012
Diversified....................................................................    36,211,296
Equity Income..................................................................   138,419,403
Equity Growth..................................................................    63,214,732
                                                                                 ------------
          Total................................................................  $272,694,888
                                                                                  ===========



     The substitution resulted in a permanent difference between tax and financial statement reporting. Accordingly, the following amounts had been reclassified from undistributed net investment income and accumulated undistributed realized gains to additional paid in capital:



                                                        ACCUMULATED UNDISTRIBUTED     UNDISTRIBUTED NET
                      PORTFOLIO                              REALIZED GAINS           INVESTMENT INCOME
------------------------------------------------------  -------------------------     -----------------
Money Market..........................................         $         0               $         0
Long Term Bond........................................            (179,876)                  231,879
Government Securities Portfolio (Intermediate
  Government Bond Portfolio)..........................            (225,416)                  468,626
Diversified...........................................           2,102,885                   511,055
Equity Income.........................................          17,893,033                 2,248,575
Equity Growth.........................................           3,575,829                   597,310
                                                        -------------------------     -----------------
          Total.......................................         $23,166,455               $ 4,057,445
                                                        ===================            =============

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS

          Financial Statements of MONY Series Fund, Inc. are included in the Statement of Additional Information

     (B) EXHIBITS

 1. Articles of Incorporation of MONY Series Fund, Inc. previously filed with the Commission as Exhibit 1 in Pre-Effective Amendment No. 1 to Registration Statement dated July 12, 1985 (Registration No. 2-95501) is incorporated herein by reference.

 2. By-Laws of MONY Series Fund, Inc. as amended, previously filed with the Commission as Exhibit 2 in Post-Effective Amendment No. 8 to Registration Statement dated February 26, 1993 (Registration No. 2-95501) is incorporated herein by reference.

 5. (i) Investment Advisory Agreement Between MONY Life Insurance Company of America and MONY Series Fund, Inc. previously filed with the Commission as Exhibit 5(i) in Pre-Effective Amendment No. 2 to Registration Statement dated July 19, 1985 (Registration No. 2-95501) is incorporated herein by reference.

     (ii) Services Agreement Between The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America previously filed with the Commission as Exhibit 5(ii) in Pre-Effective Amendment No. 2 to Registration Statement dated July 19, 1985 (Registration No. 2-95501) is incorporated herein by reference.

 6. (i) Underwriting Agreement Between MONY Securities Corp., MONY Series Fund, Inc., and MONY Life Insurance Company of America previously filed with the Commission as Exhibit 6 (i) in Post Effective Amendment No. 6 to Registration Statement dated February 28, 1991 (Registration No. 2-95501) is incorporated herein by reference.

     (ii) Underwriting Agreement Between The Mutual Life Insurance Company of New York, MONY Series Fund, Inc. and MONY Securities Corp. previously filed with the Commission as Exhibit 6 (ii) in Post Effective Amendment No. 6 to Registration Statement dated February 28, 1991 (Registration to 2-95501) is incorporated herein by reference.

 8. Custody Agreement Between Chemical Bank and MONY Series Fund, Inc., previously filed with the Commission as Exhibit 8 in Post-Effective Amendment No. 5 to Registration Statement dated February 28, 1990 (Registration No. 2-9550) is incorporated herein by reference.

10. Opinion and Consent of Messrs. Cleary, Gottlieb, Steen & Hamilton previously filed with the Commission as Exhibit 10 in Pre-Effective Amendment No. 1 to Registration Statement dated July 12, 1985 (Registration No. 2-95501) is incorporated herein by reference.


11. (a) Consent of Coopers & Lybrand L.L.P., Independent Accountants, filed herewith as Exhibit 11(a).


     (b) Representation and Consent of Messrs. Cleary, Gottlieb, Steen & Hamilton previously filed with the Commission as Exhibit 11(b) in Post-Effective Amendment No. 2 to Registration Statement dated July 19, 1985 (Registration No. 2-95501) is incorporated herein by reference.

13. Capitalization Agreement between MONY Series Fund, Inc. and The Mutual Life Insurance Company of New York previously filed with the Commission as
     Exhibit 13 in Pre-Effective Amendment No. 1 to Registration Statement dated July 12, 1985 (Registration No. 2-95501) is incorporated herein by reference.

14.  Not Applicable.

15.  Not Applicable.

16.  Calculation of Total Return and Yield.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The Mutual Life Insurance Company of New York ("MONY"), a mutual life insurance company organized under the laws of New York, through the Keynote Series Account the MONY Life Insurance Company of America ("MONY America"), a corporation organized under the laws of Arizona, through MONY America Variable Account A, MONY America Variable Account L, and MONY America Variable Account S, MONY Variable Account A, MONY Variable Account L and MONY Variable Account S will own all of Registrant's outstanding securities, except those shares of the Registrant purchased by MONY for its own account as initial capitalization for the Registrant, as described in the Registrant's Prospectus (Shares in the Fund) and Statement of Additional Information (Control Persons). Those shares will be voted as directed by persons having interests in the respective Variable Accounts, registered as unit investment trusts under the Investment Company Act of 1940 (the "1940 Act"). Registrant might nonetheless be deemed to be controlled by such Companies by virtue of the presumption contained in Section 2(a)(9) of the 1940 Act although Registrant disclaims such control. MONY America is a wholly-owned subsidiary of MONY. The subsidiaries of MONY are as follows:

                             [ORGANIZATIONAL CHART]

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

     Shares have been sold to MONY and MONY Life Insurance Company of America, as described in the Prospectus.

                                                                                   NUMBER OF
                                TITLE OF CLASS                                   RECORD HOLDERS
-------------------------------------------------------------------------------  --------------
Equity Income Portfolio Capital Stock..........................................       922,757
Equity Growth Portfolio Capital Stock..........................................        74,621
Diversified Portfolio Capital Stock............................................       208,182
Intermediate Term Bond Portfolio Capital Stock.................................     3,548,486
Long Term Bond Portfolio Capital Stock.........................................     4,813,370
Government Securities Portfolio Capital Stock..................................       838,370
Money Market Portfolio Capital Stock...........................................   110,366,978

ITEM 27. INDEMNIFICATION

     Article VII, paragraph (4) of Registrant's Articles of Incorporation provides that:

          The Corporation shall have the power and authority to indemnify its directors, officers and employees to the fullest extent permitted by law. No provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Article VIII of the Registrant's By-Laws provides that:

          Each officer, director, employee or agent of the Corporation shall be indemnified by the Corporation to the fullest extent permitted under the Maryland General Corporation Law and the Investment Company Act of 1940, as amended. Nothing in the By-Laws protects or purports to protect any director, officer, employee, or agent of the Corporation against any liability to the Corporation or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Article V of the Investment Advisory Agreement between Registrant and MONY America provides that:

          The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the investment management services it performs under this Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence or reckless disregard in the performance of the duties or obligations under this Agreement of Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement). With respect to the administrative services it is obligated to perform under this Agreement, the Adviser will not be liable for any action taken or omitted by it in good faith without negligence.

     The MONY Directors' and Officers' Liability and Corporate Reimbursement Insurance Policies, provide coverage for "Loss" (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, actual or alleged error or misstatement or misleading statement, or act or omission or neglect or breach of duty by a director or officer of MONY, any of its subsidiaries, or investment companies affiliated with MONY (including the Registrant), or any matter (not excluded by the coverage) claimed against him solely by reason of his being a director or officer. The coverage Corporate Reimbursement is provided to these insureds to the extent they shall be required or permitted according to applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such loss, to the extent that they shall not be indemnified. Loss essentially is the legal liability on claims against a director or officer, including damages, judgments, settlements, costs, costs of investigation (excluding salaries of officers or employees), amounts incurred in the defense of legal actions, claims or proceedings and appeals therefrom and cost of attachment or similar bonds. There are a number of exclusions from coverage. One of the policies was issued by the Sargasso Mutual Insurance Company, Ltd. and provides coverage for both Corporate Reimbursement and Individual Reimbursement. The aggregate limit of coverage under the policies is $15,000,000 each policy year, the corporate retention is $1,000,000 per loss, and retention per person is $5,000 with an aggregate retention of $50,000 for all persons per loss. After the retention limits are satisfied, the coverage pays 99.5 percent of covered loss up to $1,000,000, and 100 percent of covered loss in excess of $1,000,000. In addition, policies were issued by Corporate Officers and Directors Assurance, Ltd. and ACE Insurance, Ltd. providing Individual Reimbursement coverage as excess over the Sargasso policy with limits of $10,000,000 and $25,000,000, respectively.

     Pursuant to Section 17(g) of the Investment Company Act of 1940 and the rules thereunder, a single insured blanket fidelity bond has been issued to the Registrant by National Union Fire Insurance Company of Pittsburgh, Pa. It covers the Registrant's employees (as defined in the bond and including officers) for losses through dishonesty or fraud, certain losses of property, losses sustained by reason of liability imposed by law or by the constitution, rules or regulations of any stock exchange if the Registrant had been a member thereof, certain losses through forgery or alteration and losses through the good faith receipt of counterfeit or altered currency. There are a number of exclusions from coverage. The limit of liability under the bond is $5,000,000 with no provision for any deductible amount by the Registrant.

     Lexington Insurance Company has also issued an Investment Counselors Errors and Omissions Policy which covers the Registrant, MONY Life Insurance Company of America as Investment Adviser. It covers the foregoing corporations, and their officers, directors and employees for loss (as defined in the policy) from any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted. There are a number of exclusions from coverage. The limit of liability under the policy is $1,000,000. The deductible amount for each loss is $75,000 with respect to a corporation and individuals who are indemnifiable and $5,000 with respect to individuals who are not indemnifiable.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  (i) Trustees and Officers of MONY

     MONY is managed by its Board of Trustees. The trustees of MONY (including their principal occupations) and the principal officers of MONY (including their positions and offices, as well as their principal occupations during the past two fiscal years and their affiliations with MONY's subsidiaries) at February 28, 1996 are as follows:

                                    TRUSTEES

        Claude M. Ballard, Jr., Ltd. Partner, Goldman Sachs & Company, New York, New York.

          Tom H. Barrett, Retired Chairman of the Board, President & Chief Executive Officer, The Goodyear Tire & Rubber Company, Akron, Ohio.


        David L. Call, Ronald P. Lynch, Dean Emeritus, Cornell University, College of Agriculture and Life Sciences, Ithaca, New York.


        G. Robert Durham, President and Chief Executive Officer, Walter Industries, Inc., Tampa, Fla.

        James B. Farley, Retired Chairman and Chief Executive Officer, MONY.


        Robert Holland, Jr., Chairman of the Board, President and Chief Operating Officer, Ben & Jerry's Homemade Inc., Waterbury, Vt.


        James L. Johnson, Chairman Emeritus, GTE Corporation, Stamford, Connecticut 06904.


        Robert R. Kiley, President and Chief Executive Officer, The New York City Partnership and Chamber of Commerce, New York, N.Y.

          John R. Meyer, Professor, Harvard University, 138 Brattle Street, Cambridge, Massachusetts 02138.

          Paul A. Miller, Chairman of the Executive Committee, Pacific Enterprises, P.O. Box 60043, Terminal Annex, Los Angeles, California 90060.

          Jane C. Pfeiffer, Management Consultant, Greenwich, Ct.


          Thomas C. Theobald, Managing Director, William Blair Capital Partners, L.L.C., Chicago, Illinois.


                                OFFICER-TRUSTEES

     Michael I. Roth, Trustee, Chairman and Chief Executive Officer, MONY. Director, Chairman of the Board and President, MONY Life Insurance Company of America; Director, MONY CS.

     Samuel J. Foti, Trustee, President and Chief Operating Officer, MONY.


     Kenneth M. Levine, Executive Vice President and Chief Investment Officer, MONY; Director, Chairman, and President MONY Series Fund, Inc.; Director, 1740 Advisers, Inc., MONY Life Insurance Company of America, MONY Realty Partners, and 1740 Venture.


     The business and other connections of MONY's officers are listed on schedules A and D of Form ADV for MONY as filed with the Commission on December 20, 1977 and as amended, the text of which is hereby incorporated by reference.

  (ii) Directors and Officers of MONY America

     The business and other connections of MONY America's officers are listed in MONY America Variable Account A (Registration No. 33-20453) ordered effective August 1, 1988 as it may be amended from time to time and as currently on file with the Commission, the text of which is hereby incorporated by reference.

     The business address for all the directors of MONY America is 1740 Broadway, New York, New York 10019.

ITEM 29. PRINCIPAL UNDERWRITERS

     MONY Securities Corp. ("MSC") is the principal underwriter of the Fund and also acts as principal underwriter of the Contracts. MONY acts as a subinvestment adviser to the Fund through the Services Agreement. The names of MONY's trustees and officers, as well as their principal business addresses and positions and offices with MONY, are provided or referenced in response to Item
28. Neither MONY nor any other person receives commissions or other compensation in connection with distribution of the Fund's shares, although they may receive such commissions in connection with underwriting of the Contracts.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, or other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019, or Chemical Bank, the Registrant's custodian.

ITEM 31. MANAGEMENT SERVICES

     Not applicable.

ITEM 32. UNDERTAKINGS

     (a) Not applicable.

     (b) Not Applicable.

     (c) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the provisions of its By-Laws and the laws of Maryland or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses paid or incurred by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 12 to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York, on the 28th day of February, 1996.


                                            MONY Series Fund, Inc.

                                            By  /s/  KENNETH M. LEVINE
                                                     Kenneth M. Levine,
                                            Chairman of the Board and President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                  SIGNATURE                                TITLE                        DATE
---------------------------------------------  ------------------------------    ------------------
               /s/  KENNETH M. LEVINE          Director, Chairman of the
              Kenneth M. Levine                  Board and President
                                                 (Principal Executive
                                                 Officer)
                      /s/  JOEL DAVIS          Director
              Joel Davis
                /s/  MICHAEL J. DRABB          Director
              Michael J. Drabb
                /s/  ALAN J. HARTNICK          Director                           February 28, 1996
              Alan J. Hartnick
                  /s/  FLOYD L. SMITH          Director
              Floyd L. Smith

                                 EXHIBIT INDEX


EXHIBIT NO.
-----------
   (10)    Consent of Coopers & Lybrand L.L.P., Independent Accountants
   (13)    Calculation of Performance Data
   (14.a)  Financial Data Schedule - Diversified Portfolio
   (14.b)  Financial Data Schedule - Equity Growth Portfolio
   (14.c)  Financial Data Schedule - Equity Income Portfolio
   (14.d)  Financial Data Schedule - Intermediate Term Bond
   (14.e)  Financial Data Schedule - Long Term Bond Portfolio
   (14.f)  Financial Data Schedule - Money Market Portfolio
   (14.g)  Financial Data Schedule - Government Securities